REVOLVING CREDIT LOAN AGREEMENT
DATED AS OF
APRIL 28, 1995
BY AND AMONG
AMRESCO CAPITAL CORPORATION,
AMRESCO, INC.
AND NATIONSBANK
OF TEXAS, N.A.

TABLE OF CONTENTS

PRELIMINARY STATEMENT

     ARTICLE I

     TERMS DEFINED

          Section 1.1.                                Definitions       1
          Section 1.2.         Singular and Plural of Definitions      21
          Section 1.3.                    Substantive Definitions      21
          Section 1.4.                                      Money      21
          Section 1.5.                       Captions; References      21
          Section 1.6.        Accounting Terms and Determinations      22

     ARTICLE II

     LOAN TERMS

          Section 2.1.                         Commitment to Lend      22
          Section 2.2.                                       Fees      22
          Section 2.3.                                      Note.      23
          Section 2.4.                   Conditions to Borrowing.      23
          Section 2.5.                                   Maturity      24
          Section 2.6.              Interest Rate; LIBOR Election      24
          Section 2.7.                                   Payments      26
          Section 2.8.                    Prepayments on the Loan      27
          Section 2.9.                         Schedules on Notes      28
          Section 2.10.         General Provisions as to Payments      28
          Section 2.11.   Application of Payments and Prepayments      28
          Section 2.12.          Maximum Lawful Rate Adjustments.      29
          Section 2.13.Post-Default Interest; Past Due Principal
                        and Interest                                   29
          Section 2.14.          Computation of Interest and Fees      29
          Section 2.15.             Capital Adequacy; LIBOR Costs      30
          Section 2.16.                                     Taxes      30
          Section 2.17.                     Use of Loan Proceeds.      31
          Section 2.18.                     Option to Extend Loan      31

     ARTICLE III

     COLLATERAL

          Section 3.1.                                 Collateral      32
          Section 3.2.         Characteristics of Mortgage Loans.      32
          Section 3.3.   Mortgage Loan Underwriting, Origination
                          and Servicing                                33
          Section 3.4.   Assignment of Servicing Agreements and
                          Hedge Agreements                             34
          Section 3.5.                 Release of Mortgage Loans.      36
          Section 3.6.                       Mandatory Redemption      37
          Section 3.7.           Mortgage Loan Payments; Accounts      39
          Section 3.8.  Guaranty of Certain Obligations by AMRESCO     42

     ARTICLE IV

CONDITIONS APPLICABLE TO THE CLOSING AND MORTGAGE LOAN ADVANCES

          Section 4.1.                   Conditions to Closing.        47
          Section 4.2. Request for Advance; Mortgage Loan Submission
                        Package; Approval of Mortgage Loans.           49
          Section 4.3. Additional Conditions to All Mortgage Loan
                        Advances; Delivery of Original Mortgage Loan
                        Documents.                                     51
     Section 4.4.                    Post-Advance Delivery Items.      54
     Section 4.5.               Post-Advance Review and Approval.      54
     Section 4.6.                                      No Waiver.      55

ARTICLE V

            REPRESENTATIONS AND WARRANTIES
     Section 5.1.         Existence and Power of Borrower.        55
     Section 5.2.               Authorization; Contravention      55
     Section 5.3.                    Enforceable Obligations      56
     Section 5.4.            Financial and Other Information      56
     Section 5.5.                                 Litigation      56
     Section 5.6.                                      ERISA      57
     Section 5.7.            Taxes and Filing of Tax Returns      57
     Section 5.8.                       Ownership of Assets.      57
     Section 5.9.              Business; Compliance With Law      58
     Section 5.10.                         Licenses, Permits      58
     Section 5.11.                           Full Disclosure      58
     Section 5.12.                    Environmental Matters.      58
     Section 5.13.                         Purpose of Credit      58
     Section 5.14.                  Governmental Regulations      59
     Section 5.15.                              Indebtedness      59
     Section 5.16.                                 Insurance      59
     Section 5.17.                                  Solvency      59
     Section 5.18.                                  Insider.      60
     Section 5.19.                      Not a Foreign Person      60
     Section 5.20.                    Principal Office, Etc.      60
     Section 5.21.                      Inducement to Lender      60
     Section 5.22.                               No Default.      60
     Section 5.23.                              Fiscal Year.      60

                      ARTICLE VI
REPRESENTATIONS AND WARRANTIES
            RELATED TO THE MORTGAGE LOANS

     Section 6.1.                             No Prior Liens      61
     Section 6.2.                                  Authority      61
     Section 6.3.     No Cross-Collateralization; Whole Loan      61
     Section 6.4.               Compliance With Lending Laws      61
     Section 6.5.                 Mortgage Lending Practices      61
     Section 6.6.    Origination, Underwriting and Servicing      62
     Section 6.7.           Mortgage Loan Submission Package      62
     Section 6.8.                         No Future Advances      62
     Section 6.9. Due Execution and Delivery; Enforceability      62
     Section 6.10.                    Assignment of Mortgage      62
     Section 6.11.                    Mortgage as First Lien      63
     Section 6.12.                No Modification or Release      63
     Section 6.13.                     Taxes and Assessments      63
     Section 6.14.                            Escrowed Funds      63
     Section 6.15.                               No Advances      63
     Section 6.16.                       Loan-to-Value Ratio      63
     Section 6.17.               Debt Service Coverage Ratio      63
     Section 6.18.                        No Mechanics Liens      64
     Section 6.19.   No Protrusions or Encroachments; Zoning      64
     Section 6.20.                       Assignment of Rents      64
     Section 6.21.                              Title Policy      64
     Section 6.22.                                 Insurance      64
     Section 6.23.     No Event of Default; No Cross-Default      65
     Section 6.24.                                Fee Estate      65
     Section 6.25.                          Monthly Payments      65
     Section 6.26.     No Damage or Condemnation Proceedings      65
     Section 6.27.                       Rights and Remedies      66
     Section 6.28.                         No Other Security      66
     Section 6.29.              Trustee Under Deeds of Trust      66
     Section 6.30.                      Environmental Audit.      66
     Section 6.31.                   Separate Tax Assessment      66
     Section 6.32.     Compliance With Laws; Certificate of
                       Occupancy; Zoning                          66
     Section 6.33.                      No Substandard Loans      67
     Section 6.34.                   Mortgage Loan Documents      67
     Section 6.35.                                Appraisals      67

ARTICLE VII

                AFFIRMATIVE COVENANTS
     Section 7.1.                  Information From Borrower      67
     Section 7.2.                   Interest Rate Protection      69
     Section 7.3.                     Ordering of Appraisals      70
     Section 7.4. Inspection and Audit of Books and Records       70
     Section 7.5.   Inspections and Audits of Mortgage Loan
                     Files                                        70
     Section 7.6.          Inspection of Mortgaged Property.      70
     Section 7.7.                   Maintenance of Insurance      71
     Section 7.8. Payment of Taxes, Impositions and Claims        72
     Section 7.9.         Compliance with Legal Requirements      72
     Section 7.10.         Existence, Franchises and Permits      72
     Section 7.11.     Notice to Lender                           72
     Section 7.12.                       Covenant Compliance      73
     Section 7.13.         Quantity and Quality of Documents      74
     Section 7.14.                        Costs and Expenses      74
     Section 7.15.                      Additional Documents      74
     Section 7.16.                        Defense of Actions      74
     Section 7.17.               Loan Participations; Pledge      75
     Section 7.18.                      Estoppel Certificate      75
     Section 7.19.              Disclaimer of Loan Extension      75

ARTICLE VIII

                  NEGATIVE COVENANTS
     Section 8.1.                          Minimum Liquidity      76
     Section 8.2.    Total Liabilities to Tangible Net Worth      76
     Section 8.3.                Minimum Tangible Net Worth.      76
     Section 8.4.           Limitation on Sale of Properties      76
     Section 8.5.                         Limitation on Debt      76
     Section 8.6.                       Limitations on Liens      76
     Section 8.7. Consolidations, Mergers, Sales of Assets,
                   and Maintenance                                76
     Section 8.8.                                Investments      77
     Section 8.9.                Limitation on Distributions      77
     Section 8.10.            Identity and Place of Business      77
     Section 8.11.      Limitation on Contingent Liabilities      77
     Section 8.12.              Transactions with Affiliates      77
     Section 8.13.                            Employee Plans      78
     Section 8.14.          Use Violations                        78
     Section 8.15.                   Exceptions to Covenants      78
     Section 8.16.        Fiscal Year and Accounting Methods      79
     Section 8.17.                  Governmental Regulations      79

ARTICLE IX

                DEFAULTS AND REMEDIES
          Section 9.1.                          Events of Default      79
          Section 9.2.                                   Remedies      81
          Section 9.3.                             Separate Sales      83
          Section 9.4.                           Rights of Setoff      83
          Section 9.5.       Remedies Cumulative, Concurrent and
                              Non-Exclusive                            84
          Section 9.6.       No Conditions Precedent to Exercise
                               Remedies                                85
          Section 9.7.        Release of and Resort to Collateral      85
          Section 9.8.                                    Waivers      86
          Section 9.9.              Discontinuance of Proceedings      86
          Section 9.10.                         Power of Attorney      86
          Section 9.11.     Application of Proceeds After Default      88
          Section 9.12.        Failure to Give Notice and/or Cure      89

                           ARTICLE X
                         MISCELLANEOUS
          Section 10.1.                      Continuing Agreement      89
          Section 10.2.                                   Notices      89
          Section 10.3.                          Indemnification.      91
          Section 10.4.       Amendments and Waivers; Consent to
                                                       Deviation.      92
          Section 10.5.                                  Survival      93
          Section 10.6.       Prior Understandings; No Defenses;
                                    Release;  No Oral Agreements       93
          Section 10.7.                    Limitation on Interest      94
          Section 10.8.                        Invalid Provisions      95
          Section 10.9.                 Successors and Assigns.        95
          Section 10.10.Lender's Right To Perform Obligations of
                             Borrower and Its Affiliates.              95
          Section 10.11.                              Senior Debt      96
          Section 10.12.           Table of Contents and Captions      96
          Section 10.13.                             Construction      96
          Section 10.14.                           Loan Documents      96
          Section 10.15.               No Third Party Beneficiary      96
          Section 10.16.                      Borrower in Control      96
          Section 10.17.                     No Partnership, etc.      96
          Section 10.18.                  Place of Payment; Forum      97
          Section 10.19.                         Lender's Consent      97
          Section 10.20.                          Time of Essence      97
          Section 10.21.                             Counterparts      97
          Section 10.22.      Renewal, Extension or Rearrangement      98
          Section 10.23.                           APPLICABLE LAW      98
          Section 10.24.                              ARBITRATION      98
          Section 10.25.                        JURY TRIAL WAIVER      99
          Section 10.26.                           Revolving Loan      99
          Section 10.27.                  Inconsistent Provisions      99
          Section 10.28.                       Recourse Liability     100



EXHIBIT A        -    FORM OF ASSIGNMENT OF ACCOUNTS
EXHIBIT  B       -    FORM OF COLLATERAL ASSIGNMENT OF NOTES  AND LIENS
EXHIBIT C        -     FORM  OF MEMORANDUM OF COLLATERAL ASSIGNMENT
EXHIBIT D        -    FORM OF ALLONGE
EXHIBIT E        -    FORM OF NOTE
EXHIBIT F        -    FORM OF TRANSFER OF NOTE AND
LIENS
EXHIBIT G-1    -    FORM OF REQUEST FOR ADVANCE
EXHIBIT G-2    -    FORM OF REQUEST FOR PRE-APPROVAL
CONDITION
EXHIBIT H      -    UNDERWRITING MANUAL
EXHIBIT I      -    FORM OF TITLE COMPANY INSTRUCTION LETTER


SCHEDULE  I    -     REQUIREMENTS FOR MORTGAGE LOAN SUBMISSION PACKAGE
SCHEDULE II    -    UNDERWRITING CRITERIA

               REVOLVING CREDIT LOAN AGREEMENT


      THIS REVOLVING CREDIT LOAN AGREEMENT (this
"Agreement") is entered into as of the 28th day of April, 1995, among AMRESCO CAPITAL CORPORATION, a Texas corporation ("Borrower"), AMRESCO, INC., a Delaware corporation ("AMRESCO"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender").

     PRELIMINARY STATEMENT
      Borrower  has  requested  that  Lender  make
available  to Borrower  a line of credit facility of up to
Twenty-Five  Million and No/100 Dollars ($25,000,000) for
the purpose of financing the origination  and  warehousing
by Borrower  of  approved  mortgage loans.   Subject  to
and upon the terms and conditions  of  this Agreement,
Lender is willing to make such funding  available  to
Borrower.   Accordingly, in consideration of the mutual
covenants
contained herein, Borrower and Lender agree as follows:

     ARTICLE I

                        TERMS DEFINED

      Section 1.1.   Definitions.  The following terms,  as
used herein, have the following meanings:

      Adjusted LIBOR Rate means, on any date of
determination for the  relevant Interest Period, a rate of
interest per annum equal to  the sum of (a) the quotient
obtained by dividing (i) the rate of  interest per annum
equal to the interest settlement rate  for U.S.  Dollars as
published by the British Bankers Association  as of  11:00
a.m.  London  time two (2)  Business  Days  (on  which
commercial  banks are open for international business in
London) before the first day of such Interest Period, for
the approximate principal  amount  of the applicable LIBOR
Portion,  and  for  a period  comparable  to the applicable
Interest Period;  provided, that  if  no  such  rate  is
published  by  the  British  Bankers Association, then no
LIBOR Rate may be elected pursuant  to  this Agreement, by
(ii) the remainder of 1.00 minus the LIBOR  Reserve
Requirement on such day, plus (b) the FDIC Percentage  in
effect on   such         day,   together  with  any
additional   impositions, assessments, fees or surcharges
that may be imposed on Lender.

      Affiliate means, as to any Person, any Subsidiary of such Person, or any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person and, with respect to Borrower, includes each holder of five percent (5.0%) or more of the equity interests of Borrower, and also specifically includes, without limitation, AMRESCO and Servicer. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     Agreement means this Revolving Credit Loan Agreement and all renewals, extensions, modifications, amendments and rearrangements thereof.

      Allonge means an allonge endorsement in the form of
Exhibit D  attached  hereto executed by Borrower in
connection  with  any Mortgage Loan, pursuant to which
Borrower endorses to Lender  the related Mortgage Note.
      AMRESCO has the meaning set forth in the first
paragraph of this  Agreement.   Borrower  is  a  wholly-
owned  subsidiary  of AMRESCO.

      Applicable Environmental Laws means any law, statute, ordinance, rule, regulation, order or determination of any Governmental Authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting any Mortgaged Property pertaining to health, safety or the environment.

      Appraisal means, with respect to any Mortgaged Property, an MAI appraisal stating the appraised value
of  such  Mortgaged Property,   ordered  by  Borrower,
prepared by an Independent Appraiser who is certified by the state in which the applicable Mortgaged Property is located, which appraisal must satisfy all appraisal policies and procedures of Borrower as set forth in the Underwriting Manual, as well as all legal requirements applicable to Lender and the Loan, including, without limitation, all applicable regulations and guidelines issued under FIRREA.

      Approved Property Type means any commercial real estate developed and used for either office, retail, industrial or multifamily use.

      Asset Portfolios means one or more pools or portfolios of (a) loans, whether performing, non-performing or under-performing, and/or (b) real estate or other assets acquired in connection with the foreclosure, restructure or settlement of loans by any holder thereof, together with all documents, instruments, certificates and other information related thereto.

      Assignment of Rents means, with respect to any Mortgage Loan, an assignment of leases, rents and profits granted by the applicable Mortgage Borrower in favor of the holder of the applicable Mortgage Note, as security for the payment of any Mortgage Note, and assigning to the holder of the applicable Mortgage Note a first lien security interest in all income, profits, rents and leases in connection with the applicable Mortgaged
Property, whether incorporated into the terms of a Mortgage or evidenced by a separate agreement, and all renewals, extensions, modifications, amendments or supplements thereto, and all assignments of rents given in renewal, extension, modification, restatement or replacement thereof.

      Assignment of Accounts means, collectively, one or more assignments of even date herewith, executed by Borrower or Servicer, as applicable, in favor of Lender, assigning the Holdback Accounts, the Lender's
Control Account, the Collection Account, and the other Servicing Accounts as security for the payment and performance of the Obligations, which Assignment of Accounts shall be substantially in the form attached hereto as Exhibit A, and all renewals, extensions, modifications, supplements or replacements thereof.

      Authorized Officer means, as to each of Borrower and AMRESCO, its Chairman, its President, its Vice President(s), its Chief Financial Officer or
Treasurer,  its  Chief Accounting
Officer, or any other Person duly authorized by the appropriate resolution of the Board of Directors and the bylaws of Borrower or AMRESCO, as applicable, to execute the Loan Documents or any other documents or certificates to be executed by Borrower or AMRESCO hereunder or in connection with the Loan.

     Borrower has the meaning set forth in the first
paragraph of this Agreement.
      Business Day means any day of the week other than Saturday, Sunday or any other day on which Lender is required or authorized by law or executive order to close.
      Closing  Date means the date of execution and
delivery  of this Agreement.
      Code means the Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.
      Collateral means all property, assets and interests of any kind securing or to secure the Loan and the Obligations pursuant to this Agreement or any of the other Loan Documents, including, without limitation, all Mortgage Loans that are now or hereafter originated by Borrower with the proceeds of any Mortgage Loan Advance, the Lender's Control Account, the Holdback Accounts, the Collection Account, the other Servicing Accounts, the Servicing Agreements and the Hedge Agreements assigned pursuant to Section 3.4, together with all books, records and accounts relating to any of the foregoing and all proceeds thereof, substitutions therefor and additions thereto, including, without limitation, all cash and cash equivalents received upon the disposition of any of the foregoing.
      Collateral Assignment of Notes and Liens means a collateral assignment of all Mortgage Loans now or hereafter acquired by Borrower and pledge of, and grant of a security interest in, all Mortgage Notes and other instruments evidencing such Mortgage Loans, of even date herewith, executed by Borrower in favor of Lender, as security for the payment and performance of the Obligations, assigning to Lender a first lien security interest in all such Mortgage Loans and Mortgage Notes, including all Mortgage Loan Documents, which Collateral Assignment of Notes and Liens shall be substantially in
the form  attached  hereto  as Exhibit   B,   and   all
renewals, extensions,modifications, supplements and replacements thereof.

       Collection Account means an interest bearing account established by Servicer with Lender for the benefit of Borrower and styled "Amresco Capital Corp Operating
Account", account number 1293139334, which account shall be (a) funded and disbursed in accordance with
Section 3.7 and (b) pledged and assigned to Lender as additional security for the payment, performance and observance of the Obligations, all as more particularly described in the Assignment of Accounts.

     Commitment Fee has the meaning set forth in Section
2.2(a).

      Compliance Certificate has the meaning set forth in
Section 7.1(c).

      Consequential  Loss has the meaning set  forth  in
Section 2.8(c).

      Consolidated Tangible Net Worth means, as of any date,
(a) the   total   shareholder's  equity  (including  capital
stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a consolidated balance sheet of AMRESCO and its Subsidiaries (including Borrower) prepared as of such date in accordance with GAAP, less (b) the aggregate book value of Intangible Assets shown on such balance sheet, provided that, for purposes of determining the financial covenant in Section 8.2, the percentage of Consolidated Tangible Net Worth attributed to Permitted Foreign Assets shall not exceed twenty-five percent (25%) of total Consolidated Tangible Net Worth.

      Consolidated Total Liabilities means, as of any date, the total liabilities (including all Debt) which would appear on a consolidated balance sheet of AMRESCO and its Subsidiaries (including Borrower) prepared as of such date in accordance with GAAP.

      Current Financial Statements has the meaning set forth in Section 4.1(a)(ix) hereof.

      Cut-Off Date means the fifteenth (15th) day of any calendar month, or if the fifteenth (15th) day in not a Business Day, the first Business Day following the fifteenth (15th) day of such month.

      Debt of any Person means at any date, without duplication, (a) all indebtedness, obligations and liabilities of such Person for borrowed money, (b) all indebtedness, obligations and liabilities of such Person evidenced by bonds, debentures,notes or other similar instruments, whether recourse or non-recourse and whether secured or unsecured, (c) all other indebtedness (including any capital lease or sublease which should be capitalized in accordance with GAAP on a balance sheet), of such Person on which interest charges are customarily paid or accrued, (d) all obligations for indebtedness in respect of Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, and (f) all liability of such Person as a general partner or joint venturer of a partnership or joint venture for obligations of such partnership or joint venture of the nature described in (a) through (e) preceding.
      Default means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      Default Rate means the fluctuating per annum rate of interest equal to the lesser of (a) four percent
(4%) per  annum plus the Prime Rate, or (b) the Maximum
Lawful Rate.

      DIDMCA means the Depositary Institutions Deregulation and Monetary Control Act of 1980, Public Law 96-221, as amended.

      Distribution by any Person, means (a) with respect to any stock issued by such Person or any partnership or joint venture interest of such Person, the retirement,redemption, repurchase, or other acquisition for value ofsuch stock, partnership or joint venture interest, (b) the declaration or payment of any dividend or other distribution, whether monetary or in kind, on or with respect to any stock, partnership or joint venture interest of any Person, and
(c) any other payment or distribution of assets of a similar nature or in respect of an equity investment.

      Dollars and the "$" symbol shall refer to currency of the United States of America.
      Employee Plan means at any time an employee benefit
plan as defined in Section 3(3) of ERISA.
      Environmental Indemnity means, with respect to any Mortgage Loan, an environmental indemnity agreement executed by the applicable Mortgage Borrower and/or an
Affiliate   of   such applicable  Mortgage  Borrower, in
favor of Borrower,  concerning certain  environmental
matters with respect  to  the  applicable Mortgaged
Property, and all renewals, extensions, modifications,
amendments   or   supplements  thereto,  and  all
environmental indemnity agreements given in renewal, extension, modification, restatement or replacement thereof.
      ERISA means the Employee Retirement Income Security
Act  of 1974, as amended from time to time, together with
all regulations issued pursuant thereto.
      ESA  means a written environmental site assessment
prepared by an independent,   expert  commercial  environmental
site assessment   engineering  firm  and  made  in   accordance
with Borrower's established guidelines set forth in the Underwriting Manual.

      ESA Review Memo means a memorandum, in form and substance satisfactory to Lender, prepared by or for Borrower evaluating an ESA.

      Escrowed  Funds  means that portion of  any  Mortgage
Loan Payment that constitutes escrowed funds for property reserves, taxes, insurance and any other deposits required by the Mortgage Loan Documents related to a Mortgaged
Property.

     Event of Default has the meaning set forth in Section
9.1.

      Extended Maturity Date has the meaning set forth in
Section 2.18(a).

      Extension  Option  has the meaning  set  forth  in
Section 2.18(a).

      FDIC  Percentage shall mean, on any day, the net
assessment rate (expressed as a percentage rounded to the
next highest 1/100 of  1%) which is in effect on such day
(under the regulations of the Federal Deposit Insurance Corporation or any successor) for determining the assessments paid to the Federal Deposit Insurance
Corporation  (or  any successor) by financial  institutions
with capitalization  and supervisory risk factors comparable
to Lender insuring foreign   time  deposits  made   in   dollars.
Each determination of said percentage made by Lender shall, in the absence of manifest error, constitute prima facie evidence of said percentage.

      Fidelity Bonds means, collectively, any and all fidelity bonds and policies of fidelity insurance, dishonesty coverage and/or errors and omissions coverage covering Servicer and any sub-servicers of the Mortgage Loans, which bonds and policies shall be in form and substance, and issued by an insurer satisfactory to, Lender, and as to which Lender shall be named an "additional insured" and/or "loss payee", as appropriate.

      Financing Statements means, collectively, all financing statements executed or to be executed by Borrower or any Affiliate of Borrower to perfect the security interests in any
Collateral securing the Loan.
     FIRREA means the Financial Institutions Reform,
Recovery and Enforcement  Act  of  1989, as amended from
time to time, any successor statute thereto, and any temporary or final regulations of the Office of the Comptroller of the Currency and/or any other federal agency promulgated pursuant thereto, as amended from time to time.
      Fiscal Year means any fiscal year of Borrower or any Affiliate of Borrower, as applicable.
       GAAP   means  generally  accepted  accounting
principles consistently applied as in effect at the time of application of the provisions hereof.
      Governmental Authority means any government, any state or other political subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      Guarantee by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other
obligation    (whether   arising   by   virtue   of
partnership arrangements, by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part).

      Guaranteed Obligation has the meaning set forth in
Section 3.8.

      Hedge  Agreements  means, collectively, any  interest
rate protection  agreements  required  to  be  purchased  by
Borrower pursuant to Section 7.2 and the documents
evidencing, authorizing and  otherwise pertaining to any
futures account related  thereto (including,  without
limitation,  with  respect  to  the   Hedge Agreement
between  Borrower and Smith Breeden Associates,  Inc., the
Agreement  for  Services  and the  related  Futures  Account
Agreement  and Futures Account Disclosure Documents from
Salomon Brothers Inc.), which Hedge Agreements shall be assigned to Lender pursuant to Section 3.4; provided that, Lender has approved that certain Agreement for Services made as of April 26, 1995, between Borrower, as "Customer", and Smith Breeden Associates, Inc., as
"Consultant", and the related Futures Account Agreement and Futures Account Disclosure Documents from Salomon Brothers Inc.

      Holdback Account means a cash collateral account maintained with Lender, which account shall be (a) subject to the provisions of Section 3.7 and (b) pledged and assigned to Lender as additional security for the payment, performance and observance of the Obligations, all as more particularly described in the Assignment of Accounts.

      Holdback Amount means that portion of the proceeds  of
any Mortgage  Loan  (or  the amount of any and all  proceeds of  any equity contribution of any Mortgage Borrower)
required under the related Mortgage Loan Documents (including, without limitation, the Escrow Agreement for Debt Service, the Escrow Agreement for Improvements, and the Tenant
Improvement and Leasing  Commission agreement) to be
advanced (or paid) after the date of the initial advance of
such Mortgage Loan.
      Impositions  means  all real estate and  personal
property taxes,  charges for any easement, license or
agreement maintained for  the  benefit of any real or
personal property  or  any  part thereof,  and  all other
taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or after the execution hereof may be assessed, levied or imposed upon  any  such  property or any part thereof, or
the  ownership, use, sale, occupancy or enjoyment thereof,
in each case which, if not timely paid or otherwise discharged, would materially and adversely affect (a)
such ownership, use,  sale,  occupancy  or enjoyment,  (b)
any of Lender's Liens with respect  to  any  such property
or  (c)  the financial condition  of  Borrower  or  any
Affiliate of Borrower.
      Improvements means, with respect to any Mortgaged Property, (a) all of the improvements now existing or hereafter constructed or placed on the Land, and (b) all
other site improvements on the Land.
     Independent Appraiser means any appraiser who (a) is in fact independent and is not an Affiliate of Lender,
Borrower, AMRESCO, Servicer,  the  applicable Mortgage
Borrower,  or  any  Affiliate thereof,  (b)  does  not  have any direct or  indirect  interest, financial or otherwise,
in the transactions contemplated in  this Agreement,  in
the applicable Mortgaged Property or in Lender, Borrower, AMRESCO, Servicer, the applicable Mortgage Borrower, or any Affiliate thereof, and (c) is not connected with Lender, Borrower, AMRESCO, Servicer, the applicable Mortgage
Borrower, or any Affiliate thereof as an officer, employee, agent, promoter, underwriter, trustee, partner, director or  Person  performing similar functions.
      Intangible Assets of any Person means those assets of
such Person   which  are  (a)  deferred  assets,  other
than prepaid insurance and prepaid taxes, (b) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar assets which would be classified as intangible assets  on a balance sheet of
such Person, prepared in accordance with GAAP, (c)
unamortized debt discount and expense, and (d) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America, other than Permitted Foreign Assets.
      Interest Adjustment Date means the earlier of the last
day of an Interest Period or the Termination Date.
      Interest  Period  means a one month period  as
elected  by Borrower from time to time, commencing on the
first day that any LIBOR Portion shall be outstanding; provided, however, that (a) no Interest Period may end on a date subsequent to the Maturity Date of the Loan, (b) any Interest Period which commences on the last LIBOR Business
Day of a calendar month (or on any  day  for which   there
is  no  numerically  corresponding  day   in        the
appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the next succeeding calendar month and (c) each Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall end on the next succeeding LIBOR Business Day, or, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day.

      Land  means, with respect to any Mortgaged Property,
those certain  tracts  or  parcels of land constituting
part  of  such Mortgaged Property.
      Legal Requirements means (a) any and all present and
future judicial  decisions,  statutes,  laws,  rulings,
rules,  orders, regulations,  permits, licenses,
certificates, or  ordinances  of any Governmental Authority
in any way applicable to Borrower, any Affiliate  of
Borrower or any Collateral, (b) the  presently  or
subsequently  effective bylaws and articles of
incorporation  or any  partnership,  limited partnership,
joint venture, trust or other form of business association agreement, as the case may be, of Borrower and any
Affiliate of Borrower, and (c) any  and  all contracts
(written or oral) of any nature that relate in any  way to
any Mortgaged Property or any Collateral, or to which
Borrower or  any  Affiliate of Borrower may be bound, which, if  violated, could have a Material Adverse Effect.
      Lender has the meaning set forth in the first
paragraph  of this Agreement.
      Lender's  Control  Account means an interest  bearing
cash collateral account maintained with Lender and styled "Amresco Capital Corp Lender Account" account number 1293139326, which account shall be (a) subject to the provisions of Section 3.7 and (b) pledged and assigned to
Lender as additional security for the payment,  performance
and observance of the Obligations,  all  as more
particularly described in the Assignment of Accounts.
       Lender's  Liens  means  all  liens,  mortgages,
security interests, charges, pledges or encumbrances created by  the  Loan Documents.
     LIBOR Business Day means, with respect to any LIBOR
Portion, a day which is both a Business Day and a day on
which dealings in Dollar deposits are carried out in the interbank market selected by Lender with respect to such
LIBOR Portion.
       LIBOR  Effective  Date  has  the  meaning  set  forth   in
Section 2.6(d) hereof.

      LIBOR Portion means that portion or those portions of the Loan bearing interest at the LIBOR Rate.

      LIBOR Rate means, on any date of determination, the sum of (a) the Adjusted LIBOR Rate plus (b) two percent
(2%).

      LIBOR  Reserve  Requirement shall mean, on  any  day,
that percentage (expressed as a decimal fraction) which is
in  effect on  such  date,  as  provided by the Federal
Reserve  System  for determining the maximum reserve
requirements generally applicable to member banks  of the  Federal
Reserve  System   with   a capitalization   comparable   to   Lender
(including, without limitation, basic, supplemental, special, marginal and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined in Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding (or, if reserves for Eurocurrency liabilities are not separately stated in such regulations, the applicable other category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Portion is determined).
Each determination by Lender of the LIBOR Reserve Requirement, shall, in the absence of manifest error, be conclusive and binding.
      Lien means with respect to any asset, any mortgage, deed of trust,title retention document, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

      Loan means the mortgage warehousing line of credit made by Lender to Borrower pursuant to this Agreement, in an original principal amount not to exceed $25,000,000, evidenced by the Note, bearing interest and payable as provided in
Article II, and all indebtedness thereunder.

      Loan Commitment means the total amount of loan proceeds available to Borrower under the Loan, which shall be $25,000,000, subject, however, to all terms and conditions contained herein and in the other Loan
Documents.

       Loan  Documents  means  this  Agreement,  the  Note,   the
Collateral  Assignment  of Notes and Liens,  each
Memorandum  of Collateral  Assignment,  each Transfer of
Note  and  Liens,  the Assignment of Accounts, all related
Financing Statements, and all other agreements, statements,
certificates,   documents  or instruments  evidencing,
securing or pertaining to the Loan or otherwise executed and/or delivered from time to time pursuant to or in connection with this Agreement, as the same may be modified, amended, renewed, extended, rearranged, restated or replaced from time to time.

     Lockbox means a post office box established by Servicer with Lender, and subject to the provisions of Section 3.7.

      Margin Regulations mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      Material Adverse Effect means an effect resulting from any circumstance or event of whatever nature (including, without limitation, the filing of, or any adverse determination or development in, any litigation, arbitration or governmental investigation or proceeding) which (a) could have any adverse effect upon the validity of any material provision in any Loan Document such as to render the substantive rights and remedies of Lender inadequate for the practical realization of the benefits intended to be provided thereby, (b) could have any adverse effect whatsoever upon the enforceability of any Loan Document such as to render the substantive rights and remedies of Lender inadequate for the practical realization of the benefits intended to be provided thereby, (c) could be material and adverse to any of the Collateral or the business, operations, financial condition or assets of Borrower or AMRESCO, (d) could impair the ability of Borrower or AMRESCO to fulfill any material obligation under the Loan Documents or of Servicer to fulfill any material obligation under the Servicing Agreements or (e) causes a Default or Event of Default.

     Maturity Date means, as of any given date, the maturity date of the Loan then in effect, which shall be either the Original Maturity Date, or, subject to the terms and provisions of Section 2.18, the Extended Maturity Date.

      Maximum Lawful Rate means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the Loan at such time to exceed the maximum amount which Lender would be allowed to contract for, charge, take, reserve or receive under applicable federal or state law after taking into account, to the extent required by applicable federal or state law, any and all relevant payments, fees or charges under the Loan Documents. If and to the extent the laws of Texas are applicable for purposes of determining the "Maximum Lawful Rate", such term shall mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Article 5069-1.04 (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Article 5069-1.04, whichever
Lender shall elect to substitute for the "indicated rate ceiling, " and vice versa, each such substitution to have the effect provided in such Article 5069-1.04, and Lender shall be entitled to make such election from time to time and one or more times and, without notice to Borrower or any other obligor, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 5069-1.04. If under applicable federal or state law there is no legal limitation on the amount or rate of interest that may be charged on amounts outstanding under the Loan, there shall be no Maximum Lawful Rate, notwithstanding any reference thereto herein or in any of the other Loan Documents.

      Memorandum of Collateral Assignment means, with respect to any Mortgage Loan, a memorandum in recordable form, substantially in the form of Exhibit C (revised to the extent necessary to conform with local law and practice in the jurisdiction in which the related Mortgaged Property is located), to be executed by Borrower in favor of Lender in connection with the related Mortgage Loan Advance, whereby Borrower willacknowledge the assignment of such Mortgage Loan as Collateral for the Loan pursuant to the Collateral Assignment of Notes and Liens.

      Minimum Notice Requirement has the meaning set forth in Section 2.6(b) hereof.

     Mortgage means, with respect to any Mortgage Loan, a
deed of trust  or  mortgage, granted by the Mortgage
Borrower as security for the related Mortgage Loan, and
granting to the holder of such Mortgage Loan a first lien
and security interest with respect to the  applicable Mortgaged
Property, and all renewals, extensions, modifications,  amendments
or  supplements thereto,  and all mortgages   or  deeds  of  trust
given in renewal,extension, modification, restatement or replacement thereof.

      Mortgage Borrower means, collectively, with respect to
any Mortgage   Loan,  the  borrower  or  borrowers,
including any guarantors, under such Mortgage Loan, and the owner of the related Mortgaged Property if such owner is a Person other than such borrower(s).

     Mortgage Loan means a loan originated by Borrower, evidenced by a Mortgage Note and secured by a Mortgage and for which Borrower has requested or received a Mortgage Loan Advance hereunder.

      Mortgage Loan Advance means, with respect to any Mortgage Loan, the amount of proceeds of the Loan actually advanced by Lender in connection with the origination of such Mortgage Loan, not to exceed ninety-five percent (95%) of the original principal amount of such Mortgage Loan.

     Mortgage Loan Closing Certificate means, with respect
to any Mortgage  Loan, a certificate executed by the
Mortgage Borrower, certifying to Borrower as to certain facts related to the Mortgage Borrower, the Mortgaged Property and the
Mortgage Loan.
      Mortgage  Loan  Debt  Service means, for  any  period
with respect to a particular Mortgage Loan, the principal
and interest payment  required, scheduled or anticipated
during  such  period, based on the interest rate and
amortization schedule set forth in the applicable Mortgage
Note.
      Mortgage Loan Documents means collectively, with
respect to any  Mortgage  Loan,  a  Mortgage Note,
Environmental  Indemnity, Mortgage,  Assignment of Rents,
the Mortgage Loan  Guaranty,  the Mortgage  Loan  Closing
Certificate, the Mortgage Loan  Financing Statements   and
all  other  related  agreements,   statements, financing
statements,  certificates,  documents  or  instruments
evidencing,   governing,  securing,  guaranteeing  or
otherwise pertaining  to such Mortgage Loan, as the same may be  modified, amended, renewed, extended, rearranged,
restated or replaced from time to time.
      Mortgage  Loan  Financing Statements means,
collectively, with  respect  to  any  Mortgage Loan, all
financing  statements executed or to be executed by any
Mortgage Borrower or any  other Person  to  perfect  the
security interests  in  any  collateral securing such
Mortgage Loan.
      Mortgage Loan Guaranty means, with respect to any
Mortgage Loan,  any guaranty agreement pursuant to which any
Person  shall guarantee  any  obligations of the Mortgage
Borrower  under  the Mortgage Loan Documents.
      Mortgage  Loan Number means, with respect to  any
Mortgage Loan,  the  loan number by which such Mortgage Loan is identified on the books and records of Borrower, as set
forth in the related Request for Advance.
      Mortgage Loan Payments means, with respect to any
Mortgage Loan, all payments now or hereafter made by the
Mortgage Borrower of  principal,  interest, Escrowed Funds
and  other  amounts  due under the Mortgage Loan Documents.
      Mortgage Loan Submission Package shall have the
meaning set forth in Section 4.2(a).
      Mortgage Note means one or more promissory notes
evidencing a  Mortgage Loan, each executed by the Mortgage
Borrower, payable to   the order  of  Borrower,and  all  renewals,
extensions, modifications,  amendments  or  supplements  thereto,
and   all promissory  notes  given  in  renewal,  extension,
modification, reinstatement or replacement thereof.

      Mortgaged Property means all Land and Improvements thereon, and any personal property, fixtures, leases and other property or rights pertaining thereto, subject to a Mortgage securing a Mortgage Loan and constituting an Approved Property Type.

      Mortgaged  Property Legal Requirements  means,  as  to
any Mortgaged  Property, (a) any and all present and future
judicial decisions,  statutes, laws, rulings, rules, orders,
regulations, permits,licenses,certificates,   or   ordinances of any
Governmental Authority in any way applicable to the Mortgaged Property, (b) any and all covenants, conditions or restrictions applicable to the Mortgaged Property or the ownership, use or occupancy thereof, and (c) any and all loans or contracts that relate in any way to the Mortgaged Property which, if violated, would have a material adverse effect on the present or potential ownership, use, sale, occupancy or possession of the Mortgaged Property by the applicable Mortgage Borrower.
      Multi-Employer Plan means at any time an employee benefit plan as described in Section 3(37) of ERISA.
      Note means that certain promissory note of even date herewith, in an aggregate stated principal amount not to exceed $25,000,000, executed by Borrower and payable to the order of Lender, substantially in the form attached hereto as Exhibit E, and all renewals, extensions, modifications, amendments orsupplements thereto, and all promissory notes given in renewal, extension, modification, restatement or replacement thereof, including, without limitation, any separate promissory notes executed by Borrower and payable to the order of any assignee of Lender as contemplated by Section 10.9.

      Obligations  means  all  present and  future
indebtedness, obligations and liabilities, or any part
thereof, of Borrower  or any  Affiliate of Borrower now or
hereafter existing  or  arising under  or in connection with this Agreement, the Note or  any  of the other  Loan Documents
(specifically including,without limitation, the principal amount outstanding under the Note), together with: (a) all interest accrued
thereon; (b) all  costs and expenses, including,   without   limitation,
reasonable attorneys'  fees, for which Borrower is responsible pursuant  to Section 7.14; (c) the reimbursement and payment of all sums which might be advanced by Lender in accordance
with the terms of  this Agreement  or  any other Loan
Document to pay or satisfy  amounts required to be paid by
Borrower under this Agreement or under any other  Loan
Document or any amounts which might be  advanced  by Lender
to pay any Taxes, Impositions, insurance premiums, liens,
assignments,  charges  or  claims  against  any  or  all  of the Collateral;  regardless of whether such indebtedness,
obligations and liabilities   are direct,  indirect,  fixed,   contingent,
liquidated,  unliquidated, joint, several or joint  and
several; and  (d)  all  indemnity obligations of Borrower
under  the  Loan Documents,  including,  without limitation,
Section  10.3.   The Obligations    shall    include   all
renewals,    extensions, modifications,  rearrangements and
replacements of any of the above-described obligations and indebtedness.

     Original Maturity Date means January 25, 1997.

      PBGC means the Pension Benefit Guaranty Corporation, or its successors.

      Pension Plan means any Employee Plan that is now or was previously covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

      Permitted Debt means (a) the Loan, (b) one or more additional mortgage warehousing lines of credit in the aggregate amount of up to $25,000,000, (b) the Guaranty executed by Borrower in connection with that certain $50,000,000 working capital line of credit from Lender to Borrower, (c) Debt between Lender and Borrower or between Borrower and any Affiliate of Borrower, (d)
Guaranties in the form of indemnity obligations or typical repurchase obligations related to the sale by Borrower or any Affiliate of Borrower of assets in the ordinary course of its business, and (e) Debt in respect of current accounts payable incurred in the ordinary course of Borrower's business.

      Permitted Encumbrances means, with respect to any Mortgaged Property:

          (a)  Any Liens securing the related Mortgage Note;
and
           (b)   Exceptions affecting title which are shown
in a Title Policy obtained pursuant to a Title Commitment approved by Borrower in accordance with Borrower's guidelines set  forth  in the Underwriting Manual.
      Permitted Foreign Assets means only those assets which
are (a)  included  in an Asset Portfolio acquired by AMRESCO or any Subsidiary of AMRESCO either directly or through investments in Persons who acquire Asset Portfolios, and
(b) located in Canada, Mexico, Australia, Japan or any
country which is a member of  the European Economic
Community.
       Permitted   Investments  means  (a)   time   deposits   or
certificates of deposit in Lender or other investment grade investments or securities offered by Lender, (b) U.S. Government Securities, (c) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation on the date of acquisition, (d) loans, advances, or extensions of credit in the ordinary course of Borrower's business, and (e) loans, advances, extensions of credit or capital contributions to, or any investment in, or purchase of any stock or securities of, or interest in, any existing or future Subsidiary of Borrower who is engaged in the same business as Borrower.

     Person means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Pre-Approval Conditions means, with respect to any Mortgage Loan, any of the following facts or characteristics:

      (a) A ground lease covering any portion of the related Mortgaged Property that is not subordinate to the lien of the related Mortgage;

      (b)   A  ground lease covering any portion of  the
related Mortgaged Property that is subordinate to the lien
of the related Mortgage  but that has a remaining term that
does not exceed  the greater of (i) fifteen (15) years past
the maturity date of  such Mortgage  Loan, (ii) the
amortization term of the  Mortgage  Loan plus  five  (5)
years, or (iii) the term referenced in any statutory requirements applicable to insurance companies that have been (or will be) listed in the related Mortgage Loan
Submission Package as potential investors;

      (c)   Other debt secured by the related Mortgaged
Property, even if subordinate to such Mortgage Loan;

     (d) Any environmental problem with respect to the Mortgaged Property as to which the estimated aggregate cost of remediation is equal to or greater than $50,000 or is for any reason not satisfactorily quantifiable;

     (e) Any environmental problem with respect to the Mortgaged Property (i) as to which the estimated aggregate cost of remediation is less than $50,000; and
(ii) as to which (A) a reserve adequate to accomplish the appropriate remediation will not be established at the closing of such Mortgage Loan in a manner satisfactory to Borrower and Lender, (B) the appropriate remediation will not be completed in a time frame acceptable to Borrower and Lender, and/or (c) an operations and maintenance program acceptable to Borrower and Lender is not in place;

      (f)  With respect to any Mortgaged Property consisting
of a multi-family project, buildings with flat roofs;
     (g)  With respect to any Mortgaged Property consisting
of an office  project, buildings located in the downtown
area  of  the applicable town or city;
     (h)  With respect to any Mortgaged Property consisting
of an industrial  project,  buildings with  less  than  20
foot  clear ceiling height; and/or
      (i)   The usage of percentage rents in the
underwriting  of such Mortgage Loan.
      Pre-Funding  Approval  Period  means,  with  respect
to  a proposed  Mortgage Loan as to which (a) a complete
Mortgage  Loan Submission  Package has been received by
Lender and (b) no PreApproval Conditions exist other than those, if any, expressly consented to in writing by
Lender prior to receipt by Lender  of such  complete
Mortgage Loan Submission Package, the  period  of time
during which Lender may approve or disapprove the funding by Lender of such Mortgage Loan, which period shall be two
(2) Business   Days  following  Lender's  receipt  of  such
complete Mortgage Loan Submission Package.  Notwithstanding
the foregoing, however,  in the event Borrower shall submit
one or more Mortgage Loan Submission Packages prior to the expiration of any PreFunding Approval Period then in effect, Borrower shall be  deemed to  have submitted such
new Mortgage Loan Submission Packages  on the first (1st)
Business Day following the expiration of the PreFunding
Approval  Period then in effect, so  that  no  two  Pre
Funding Approval Periods shall overlap.
     Post-Funding Approval Period means the period of time
during which  Lender, having received a Mortgage Loan
Submission Package related  to  a  Mortgage Loan, and having made  a  Mortgage  Loan Advance  to  fund  the origination
by Borrower of  such  Mortgage Loan,  may  formally accept
or reject such Mortgage  Loan,  which period  shall  be
thirty (30) days following the making  of  such Mortgage
Loan  Advance  and the pledge and  assignment  of  such
Mortgage Loan as Collateral.
      Prime Rate means, on any date of determination, the
rate of interest  per  annum most recently established by
Lender  as  its "prime  rate."  Such rate is set by Lender
as a general reference rate of interest, taking into account such factors as it may deem appropriate, it being understood that many of Lender's commercial or  other loans are priced
in relation to such rate, that  it  is not  necessarily the
lowest or best rate actually charged to  any customer,  that it may not correspond with future  increases  or decreases
in interest rates charged by other lenders  or  market rates in general and that Lender may make various commercial  or
other  loans at rates of interest having no relationship to
such rate.
      Prime Rate Portion means that portion or those
portions  of the Loan, if any, which bear interest at the
Prime Rate.
      Proceeds  means all "Proceeds" as such term is
defined  in Section 9.306(a) of the UCC.
     Regulation D means Regulation D of the Board of
Governors of the  Federal Reserve System, as in effect from
time to time, and shall include any successor or other regulation or official interpretation of the Board of Governors relating to uniform reserve
requirements  on  all  depository   institutions
with transactions accounts or nonpersonal time deposits that is applicable to member banks of the Federal Reserve System.
     Regulation U means Regulation U of the Board of
Governors of the Federal Reserve System, as in effect from time to time, and shall include any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks that is applicable to member banks of the Federal Reserve System.

      Regulatory  Change  has the meaning set  forth  in
Section 2.6(e).
     Release/Redemption Price means, with respect to any
Mortgage Loan  pledged  as Collateral, an amount equal to
the  difference between  (a)  the Mortgage Loan Advance for
such  Mortgage  Loan, less (b) any and all principal
payments made on the Note pursuant to Section 2.7(b)(i) or
(ii) with respect to such Mortgage Loan.
      Remittance Date means the twenty-fifth (25th)  day  of
any calendar  month,  or  if the twenty-fifth (25th)  day
in  not  a Business  Day, the first Business Day following
the  twenty-fifth (25th) day of such month.
      Request  for Advance has the meaning set forth  in
Section 4.2(a).
      Request  for  Pre-Approval Conditions has the  meaning
set forth in Section 4.2(c).
   Review Fee has the meaning set forth in Section 2.2(b).
      Rights  means  rights,  remedies,  powers,  privileges
and benefits.
      Servicer  means, collectively, each Person(s)
agreeing  to perform the duties and obligations of master
servicer of Mortgage Loans  pursuant to a Servicing
Agreement, which Person  shall  be approved in writing by
Lender; provided that, Lender has approved AMRESCO
Management,  Inc.,  a Texas  corporation,  or  Holliday,
Fenoglio,  Dockerty  & Gibson, Inc., a Delaware
corporation,  to serve as Servicer.
      Servicing  Accounts means the Collection  Account  and
all other  accounts  maintained by the Servicer and sub-
servicers  of Mortgage  Loans  (on  its or their own behalf
or  on  Borrower's behalf,  as  applicable) into which any
part of a  Mortgage  Loan Payment  is or may be deposited,
all of which shall be maintained with Lender, all as more
particularly described in the Assignment of Accounts.
      Servicing Agreements means, collectively, any
servicing  or sub-servicing agreements now or hereafter
executed  by  Borrower, Servicer  or  any Affiliate of
either of them in connection  with the  servicing or sub-
servicing of Mortgage Loans, and all rights of  Borrower
arising  pursuant to or  in  connection  with  such
agreements.
      Special Flood Hazard Area means an area identified
pursuant to  the  Flood Disaster Protection Act of 1973 as
having  special flood hazards.
      Subsidiary means, for any Person, any corporation or
other entity  of  which securities or other ownership
interests  having ordinary  voting  power  to  elect a
majority  of  the  board  of directors   or   other  persons
performing   similar   functions
(including that of a general partner) are at the time
directly or indirectly   owned,  collectively,  by  such
Person   and any Subsidiaries  of such Person.  The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

      Survey  means,  with respect to any Mortgaged
Property,  a survey  prepared in compliance with the
requirements  established by  Borrower and approved by
Lender, dated not earlier than sixty (60)  days  prior to
the date of closing of the related  Mortgage Loan
containing a legal description identical to the description
of  such Mortgaged Property in the applicable Mortgage and
Title Policy and a certification by the surveyor in form
established by Borrower and approved by Lender.
      Tangible  Net Worth of a Person, as of any date, means
the total  shareholder's equity (including capital stock,
additional paid-in  capital  and retained earnings after
deducting  treasury stock)  which  would appear on the
balance sheet of  such  Person prepared  as  of  such  date
in accordance with  GAAP,  less  the aggregate  book value
of Intangible Assets shown on such  balance sheet.
      Taxes  means all taxes, assessments, filing or other
fees, levies,  imposts, duties, deductions, withholdings,
stamp  taxes, interest  equalization taxes, income taxes,
capital  transaction taxes,  foreign  exchange taxes or
other charges  of  any  nature whatsoever, from time to time or at any time imposed  by  law  or any  federal, state or
local governmental agency; and  Tax  means any one of the
foregoing.
      Termination Date means October 25, 1996, until such
time as the Extension  Option  has  been  exercised,  and   thereafter,
"Termination Date" means October 25, 1997.

      Title  Company  means a title company  or  title
companies selected  by Borrower from a list previously
approved by  Lender, that  issues all or any part of any
Title Policy or Title  Policy Commitment.    Neither
Borrower  nor  the  applicable   Mortgage Borrower, nor any
counsel of Borrower or the applicable Mortgage Borrower, nor any Affiliate of Borrower or the applicable
Mortgage Borrower shall have any interest, direct or indirect, in the Title Company selected for the related
Mortgage Loan or any portion of the premium paid for the related Title Policy.

     Title Company Instruction Letter means an instruction letter substantially in the form attached hereto as
Exhibit I from Borrower to the Title Company (or any other title company closing the related Mortgage Loan) in connection with the closing of a Mortgage Loan.

      Title Policy means, with respect to any Mortgaged Property, an ALTA standard form title insurance loan policy (or, if such form is not available, an equivalent form of mortgagee title insurance policy) issued by a Title Company and delivered to Lender pursuant to Section 4.4(b).

      Title Insurance Commitment means, with respect to any Mortgaged Property, a commitment in form as promulgated and legally applicable in the state in which such Mortgaged Property is located, by which a Title Company agrees to issue and underwrite for the benefit of Borrower, a Title Policy in the full amount of the applicable Mortgage Loan.

      Transfer  of  Note  and Liens means, with  respect  to
any Mortgage Loan, an absolute transfer, in recordable form, of  the applicable  Mortgage  Note  and  all  liens
securing  the  same,executed   by   Borrower  in  blank,
absolutely  assigning   the applicable  Mortgage Loan Documents,
which Transfer of Note and Liens shall be substantially in the form attached hereto as Exhibit F, and shall be held unrecorded by Lender unless and until an Event of Default shall occur, all as more particularly provided in the Collateral Assignment of Notes and Liens.

     Treasury Obligation means a U.S. Government Treasury bill.
      UCC  means  TEX. BUS. COM. CODE ANN.  1.101-11.108
(Vernon Supp. 1985), as amended, or, if stated with reference to another jurisdiction, the Uniform Commercial Code as adopted in the relevant jurisdiction.

      Underwriting Criteria has the meaning set forth in
Section 5.4(d).

      Underwriting  Manual has the meaning set forth  in
Section 5.4(d).

      Underwriting NOI means, with respect to any Mortgage Loan, the net operating income (either on an annual basis or converted to an average monthly figure, as applicable) of the related Mortgaged Property as determined by Borrower in connection with the underwriting of such Mortgage Loan in accordance with Borrower's ordinary and customary underwriting procedures and the Underwriting Criteria.

       U.S. Government Securities means securities that are (a) direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof.

      Section  1.2.    Singular and Plural of Definitions.
Each term  defined in the singular form in Section 1.1 shall mean  the plural thereof when the plural form of such term
is used in  this Agreement,  and  each  term  defined  in
the  plural   form in Section  1.1  shall mean the singular
thereof when  the singular form of such term is used in this Agreement.

       Section   1.3.    Substantive  Definitions.   The
terms, provisions and agreements set forth in the definitions contained in Section 1.1 shall be substantive terms of this Agreement and fully binding on the parties hereto.

      Section 1.4. Money. Unless stipulated otherwise, all references herein or in any of the other Loan Documents to "Dollars," "$," "money," "payments" or other similar financial or monetary terms are references to lawful money of the United States of America.

      Section 1.5.   Captions; References.  The captions in
this Agreement and in the table of contents hereof are for
convenience of  reference only and shall not define, affect
or limit  any  of the  terms  or  provisions  hereof.   All
references herein to Articles and Sections are, unless specified otherwise, references to articles and sections of this Agreement. Unless specifically indicated otherwise, all references herein to an "Exhibit," "Annex" or "Schedule" are references to exhibits, annexes or schedules attached hereto, all of which are incorporated herein and made a part hereof for all purposes, the same as if set forth fully herein, it being understood that if any exhibit, annex or schedule attached hereto which is to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section unless specifically indicated otherwise.

      Section 1.6.   Accounting Terms and Determinations.
Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP.


                         ARTICLE II

                         LOAN TERMS

      Section 2.1.   Commitment to Lend.  Subject to and
upon the terms,  covenants and conditions of this Agreement,
Lender agrees to  fund  Mortgage Loan Advances to Borrower
in  accordance  with this  Agreement.   Lender's  commitment
to  make  Mortgage  Loan Advances  hereunder (a) shall
expire and terminate  automatically on  the  Termination
Date; (b) may be  terminated  upon  written notice of
Borrower delivered to Lender at least thirty (30)  days
prior to the effective date of such termination, as set
forth in such written notice; and (c) shall, at the option of Lender pursuant to Section 9.2(b), be terminable at any time after  the occurrence  of an Event of Default.  Such
Mortgage Loan  Advances shall  be made on a revolving credit basis from time to  time on any  Business  Day in such amounts as Borrower may request, and Borrower may make borrowings and repayments and reborrowings in respect thereof without premium or penalty; provided, however, that (i) in no event shall the aggregate
principal amount of  all Mortgage   Loan   Advances   at  any  time
outstanding   exceed $25,000,000,  (ii)  each Mortgage Loan  Advance
shall be in a minimum amount of $2,850,000, and (iii) the amount of any Mortgage Loan Advance shall not exceed ninety-five percent (95%) of the original principal amount of the Mortgage Loan originated or to be originated with the proceeds of such Mortgage Loan Advance.

      Section  2.2.   Fees.   (a)  In consideration for
Lender's commitment  to  make Mortgage Loan Advances  under
the  Loan   as provided  in this Agreement and to make funds available for such Mortgage Loan Advances, Lender has earned, and Borrower
agrees to pay the   following   amounts  to Lender  (collectively, the
"Commitment Fee"): (i) a non-refundable loan origination fee in the amount of $62,500, which shall be due and payable on the Closing Date, provided that Lender shall apply the $10,000 nonrefundable application fee paid by Borrower to Lender prior to the Closing Date towards the satisfaction of such origination fee; and (ii) commencing on the twenty-fifth
(25th) day of the third month after the Closing Date and continuing on the twentyfifth (25th) day of each third month thereafter until the earlier to occur of (A) the date on which the outstanding principal balance of the Note, together with all accrued but unpaid interest thereon, and all unpaid fees due in connection with the Loan have been paid in full following a termination of Lender's commitment to lend hereunder pursuant to Section 2.1(b) or
(B) the Termination Date, a non-refundable unused fee equal to the product of one-eighth of one percent (1/8%) per annum, multiplied by the average daily unused portion of the Loan Commitment during the immediately preceding calendar quarter, such commitment fee to be computed based on the number of actual days elapsed, assuming each calendar year consisted of 360 days, subject, however, to proportionate adjustments if the Closing Date occurs or the term of the Loan ends other than at the beginning or end of a calendar quarter. Borrower and Lender acknowledge and agree that the Commitment Fee is a bona fide commitment fee and is intended as reasonable compensation to Lender for committing to make funds available to Borrower as described herein and for no other purpose.
     (b) Borrower shall also pay to Lender, with respect to each Mortgage Loan Submission Package delivered to Lender, a review fee (the "Review Fee") covering all travel costs and expenses and reasonable attorneys' fees associated with Lender's review of such Mortgage Loan Submission Package and the related Mortgaged Property, which review fee shall be equal to the greater of (i) $4,000 or (ii) in the event Lender notifies Borrower that the costs (as determined by Lender) associated with Lender's review of such Mortgage Loan Submission Package shall exceed $4,000 and Borrower notifies Lender that it is willing to pay the full amount of such review costs (as determined by Lender). If Borrower notifies Lender that it is unwilling to pay, or otherwise fails to pay in accordance with this
Section 2.2(b) and Section 4.3(b), the full amount of such review costs (as determined by Lender), the related Mortgage Loan Submission Package shall be deemed withdrawn and Lender shall have no further obligation with respect thereto.

      Section  2.3.   Note.  The Loan shall be evidenced  by
the Note. Interest on the Loan, at the rate or rates specified in Section 2.6 and in the Note, shall be computed on the unpaid principal balance of the Note which exists from time to time.

      Section 2.4.   Conditions to Borrowing.  Borrower
shall not be entitled to any Mortgage Loan Advance under the Note, unless and until Borrower shall have satisfied each of the conditions precedent set forth in Sections
4.1, 4.2 and 4.3, to the  extent applicable.

      Section  2.5.   Maturity.  The entire outstanding
principal balance  of  the  Note,  together with  all  accrued  but unpaid interest thereon and all other amounts owed with
respect thereto, shall  be  due  and payable in full on the
Maturity Date  (unless earlier payment  is  required  pursuant  to
this   Agreement); provided,  however,  that (a) any unfunded commitment  under the Note shall expire and terminate automatically on the Termination Date, and (b) with respect to each Mortgage Loan Advance outstanding as of the Termination
Date, Borrower shall have the lesser of (i) the number of days remaining in the 30-day period referenced in Section
3.6(a), if applicable, (ii) the number of days remaining in the 5-Business Day period referenced in Section 3.6(b), if applicable, (iii) the number of days remaining in the 180-day period referenced in Section 3.6(c), if applicable, or (iv) the number of days remaining until the Maturity Date, in which to pay in full the outstanding principal balance of such Mortgage Loan
Advance, together with all accrued but unpaid interest thereon.

      Section 2.6. Interest Rate; LIBOR Election. (a) Prior to the occurrence of a Default or an Event of Default, interest on each Mortgage Loan Advance under the Note shall accrue at the rate per annum applicable to such Mortgage Loan Advance from time to time, which rate as to each such Mortgage Loan Advance shall be equal to the lesser of (i) at Borrower's option, the Prime
Rate or the LIBOR Rate or (ii) the Maximum Lawful Rate, subject to the provisions hereof and of the Note; provided, however, that in the absence of an effective election of or conversion to the LIBOR Rate in accordance with this Agreement and the Note, interest on each such Mortgage Loan Advance shall accrue prior to the occurrence of a Default or an Event of Default at the lesser of (i) the Prime Rate or (ii) the Maximum Lawful Rate. Without notice to Borrower or any other Person, the Prime Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Prime Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Agreement.
      (b) Upon prior written notice given by Borrower to Lender by telecopy (in which case receipt must be confirmed by telephone and, if required by Lender, by written answerback) by 11:00 a.m. (Dallas, Texas time) at least two
(2) Business Days prior to the LIBOR Effective Date and containing all information required by this Section 2.6 (the "Minimum Notice Requirement"), and subject to the further conditions provided in this Agreement and the Note, Borrower may elect to convert amounts then accruing interest at the Prime Rate into a LIBOR Portion with interest accruing at the lesser of the LIBOR Rate or
the Maximum  Lawful Rate.   In the event Borrower shall
revise and resubmit any such written notice previously submitted, such revised notice shall be given to Lender at least two (2) Business Days  prior  to  the requested
Mortgage Loan Advance.
      (c) Upon satisfaction of the Minimum Notice Requirement, and subject to the further conditions provided in this Agreement and the Note, Borrower may, on any Interest Adjustment Date (other than the Termination Date) convert any LIBOR Portion into a Prime Rate Portion with interest accruing thereon at the lesser of the Prime Rate or the Maximum Lawful Rate.
      (d) Each notice of a LIBOR Portion election or conversion by Borrower must satisfy the Minimum Notice Requirement and shall include the following: (i) Borrower's election of or conversion to the LIBOR Rate;
(ii) Borrower's choice of an Interest Period during which the LIBOR Rate will apply; (iii) Borrower's election of the effective date for such Interest Period, which shall be a Business Day at least two (2) Business Days after delivery to Lender of such notice (the "LIBOR Effective Date") on which the LIBOR Portion shall begin; and (iv) the Mortgage Loan Number for the Mortgage Loan Advance to which such LIBOR Portion pertains.
      (e) Borrower's election of or conversion to the LIBOR Rate is subject to the following conditions: (i) the Interest Period shall be limited to a period commencing on the LIBOR Effective Date and ending on a date one month later; (ii) Borrower's written notice of an election shall be received by Lender in time to satisfy the Minimum Notice Requirement; (iii) the last day of the Interest Period will not be subsequent in time to the Termination Date; (iv) in the case of a continuation of an Interest Period, the Interest Period applicable after such continuation shall commence on the last day of the preceding Interest Period; (iv) there shall never be more than one (1) LIBOR Portion in effect at any one time under the Loan with respect to any Mortgage Loan Advance; (v) no LIBOR Portion election or conversion may be made after the occurrence and during the continuance of a Default or Event of Default; and (vi) the amount of the original LIBOR Portion with respect to any Mortgage Loan shall be greater than or equal to
$2,850,000.   In addition, no LIBOR Portion election or
conversion shall be made if Lender determines by reason of circumstances affecting the interbank Eurodollar market, either adequate or reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for any Interest Period, or it becomes impracticable for Lender to obtain funds by purchasing U.S. dollars in the interbank Eurodollar market, or if Lender determines that the Adjusted LIBOR Rate will not adequately or fairly reflect the costs to Lender of making or maintaining the applicable LIBOR Portion at such rate, or if as a result of
any    change  in  applicable  law,  treaty,  rule   or
regulation   (whether   domestic   or   foreign),   or   in
the interpretation thereof by any Governmental Authority charged with the administration thereof, whether or not having the force of law (a "Regulatory Change"), it
shall  become  unlawful   or impossible for Lender to make
or maintain any such LIBOR Portion.

     Section 2.7.   Payments.
     (a)   Interest  on  the  Note,  computed  as
provided in Sections 2.6 and 10.7, shall be due and payable on the twenty-fifth (25th) day of each calendar month commencing on the twentyfifth (25th) day of the first
(1st) month after the initial Mortgage Loan Advance, and continuing on the twenty-fifth (25th) day of each calendar month thereafter until the Maturity Date.

     (b) Principal payments on the Note shall be due and payable as follows:

     (i)        Borrower shall pay or cause to be
paid to Lender on the twenty-fifth (25th) dayof each calendar month commencing on the twenty- fifth (25th) day of the first
(1st) month after the initial Mortgage Loan Advance, and continuing on the twenty-fifth (25th) day of each calendar month thereafter until the Maturity Date, the aggregate amount of all principal payments received by Borrower or Servicer, as the case may be, with respect to any and all Mortgage Loans and not previously paid to Lender, together with a schedule acceptable to Lender showing a loan-by-loan break down of
     (A)        such aggregate amount of all principal payments and
     (B) the related beginning and ending principal balances; provided, however, that if a LIBOR Portion is then outstanding with respect to any Mortgage Loan, the applicable principal payments will be applied by Lender on the related Interest Adjustment Date;

                (ii)      In the event that ninety (90) days
          shall elapse following the making of any Mortgage Loan Advance and the related
          Mortgage Loan remains as Collateral for the Loan, Borrower shall pay to Lender, on the fifth
          (5th) day following the expiration of such ninety
          (90) days, a principal payment in an amount equal to five percent (5%) of the original principal amount of such Mortgage Loan;
                (iii)      In  the  event of (A) any  sale
          of  a Mortgage  Loan  or  (B) the prepayment  in
          full  of  a Mortgage   Loan,   Borrower  shall
          pay  to   Lender,
          simultaneously with Lender's release of Lender's
          Liens with  respect    to   such   Mortgage Loan,
          the Release/Redemption Price for such Mortgage Loan, as more particularly described in Section 3.5; and

                 (iv)       in  the  event  of  any
          circumstance requiring mandatory redemption
          pursuant to Section 3.6, Borrower  shall  pay  to
          Lender the  Release/Redemption Price         for
          such Mortgage Loan, as more particularly described in Sections 3.6 and 3.8.

     (c)  In addition to the payments required in Sections
2.7(a) and (b), all accrued but unpaid interest on the Note, together with the entire outstanding principal amount, shall be due and payable in full on the Maturity
Date, unless earlier payment  is required  pursuant to
Section 2.5 or any other  section  of  this Agreement.
      Section  2.8.   Prepayments on the Loan.  (a)
Subject to Section 2.8(c), after giving Lender advance written notice of its intent to prepay, Borrower may voluntarily prepay the Loan from time to time and at any time, in whole or in part, without premium or penalty; provided that (i) such notice must be received by Lender by 10:00 a.m. (Dallas, Texas time) on the third (3rd) Business Day preceding the date of such payment, and (ii) Borrower shall pay any related
Consequential Loss within five (5) days after demand therefor. Each notice of prepayment shall specify the prepayment date and the manner in which such prepayment is to be applied, to the extent Borrower is entitled to specify the application thereof pursuant to Section
2.11, and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein.

      (b) If the outstanding principal balance of the Loan ever exceeds the Loan Commitment, then upon demand by Lender, Borrower shall make a mandatory prepayment on the principal amount of the Loan in at least the amount of such excess, together with any Consequential Loss arising as a result thereof.

     (c) If Borrower shall prepay any portion of a LIBOR Portion at any time other than the last day of the Interest Period applicable thereto, a prepayment fee shall be due to Lender in an amount equal to the consequential loss (the "Consequential Loss") incurred by Lender as a result of any such prepayment, such Consequential Loss to be computed as the product of (i) the amount of the sum so prepaid multiplied by (ii) the difference (but not less than 0.00) of (A) the 360-day interest yield (as of the applicable LIBOR Effective Date and expressed as a decimal) on a Treasury Obligation selected by Lender and having, as of the applicable LIBOR Effective Date, a remaining term until its maturity approximately equal to the original Interest Period, minus (B) the 360-day interest yield (as of the Business Day immediately preceding the prepayment date and expressed as a decimal) on a Treasury Obligation selected by Lender and having, as of the Business Day preceding the prepayment date, a remaining term until maturity approximately equal to the unexpired portion of the Interest Period, multiplied by (iii) the quotient of (A) the number of calendar days in the unexpired portion of the Interest Period, divided by (B)
360.  For purposes of computing a prepayment  fee,   the
Treasury Obligations selected by Lender shall be from among those included in the over-the-counter quotations supplied to The Wall Street Journal by the Federal Reserve Bank of New York City based on transactions of
$1,000,000 or  more.   Any  prepayment fee required to be
paid by Borrower pursuant to this Section 2.8 or any other provision of this Agreement or of the other Loan Documents in connection with the prepayment of any portion of a LIBOR Portion shall be due and payable whether such prepayment is being made voluntarily or involuntarily, including, without limitation, as a result of an acceleration of sums due under a LIBOR Portion or any part thereof due to an Event of Default.

      Section  2.9.    Schedules  on  Notes.   Lender  is
hereby authorized to record on the Note the date and amount of the portion of each Mortgage Loan Advance funded by Lender, and the date and amount of each repayment of principal on the Note, and to attach any such recording as a schedule to the Note whereupon such  schedule  shall  constitute a part  of  the  Note  for
all purposes.   Any  such  recording  shall  constitute
prima facie evidence of the accuracy of the information so recorded; provided that the absence or inaccuracy of any such schedule or notation thereon shall not limit or otherwise affect the liability of Borrower for the repayment of all amounts outstanding under the Note together with interest thereon.
      Section 2.10. General Provisions as to Payments. Borrower shall make each payment of principal and interest on the Loan and all fees payable hereunder or under any other Loan Document without setoff or counterclaim not later than 12:00 noon (Dallas, Texas time) on the date when due, in Federal or other funds immediately
available  in  Dallas,  Texas,  to  Lender  at       the
following address:
NationsBank of Texas, N.A., 901 Main Street, Suite 5100,
Dallas, Texas   75202,  Attention: Real Estate Loan
Administration.                                      Any
payment under the Note or under any other Loan Document other than in the required amount and in good, unrestricted U.S. funds immediately available to Lender shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in such funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. For purposes of calculating accrued interest on the Loan, any payment received by Lender as aforesaid by 12:00 noon (Dallas, Texas time) on any Business Day shall be deemed made on such day; otherwise, such payment shall be deemed made on the next Business Day after receipt by Lender. Subject to the definition of the term "Interest Period," whenever any payment of principal or interest on the Loan, or any fees under the Loan Documents, shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

      Section 2.11.  Application of Payments and
Prepayments. So long as no Default or Event of Default has occurred and is continuing, prepayments of the Loan shall be applied in the following order: (a) if the prepayment is being made pursuant to Section 2.8(b), to the principal portion of the Loan to the extent required by Section 2.8(b), as applicable; (b) to accrued interest on the Loan or to the remaining principal portion of the Loan, except as Borrower may specify in a notice of prepayment delivered pursuant to Section 2.8(a), in the order of (i) the Prime Rate Portion and (ii) LIBOR
Portions; and (c) to the remaining Obligations in the order and manner as Borrower may direct.
After the occurrence and during the continuance of a Default or Event of Default, any payment or prepayment made on the Loan and any proceeds from the sale of any Collateral or the exercise of any Rights shall be applied as specifically set forth in any of the Loan Documents (including, without limitation, Section 9.11 hereof) and otherwise against the Obligations in such order and manner as Lender deems appropriate.

      Section 2.12.  Maximum Lawful Rate Adjustments.  If at
any time a change in the Prime Rate or the LIBOR Rate shall cause the rate of interest on the Loan or any portion thereof, including, without limitation, any Mortgage Loan
Advance, to be limited to the Maximum Lawful Rate, any subsequent reductions in the Prime Rate or the LIBOR Rate, as applicable, shall not reduce the rate of interest on the Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Prime Rate or the LIBOR Rate, as applicable, had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Loan, the total amount of interest paid or accrued on the Loan is less than the amount of interest which would have accrued if the Prime Rate or the LIBOR Rate, as applicable, had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Prime
Rate or the LIBOR Rate, as applicable, had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Loan.
     Section 2.13.  Post-Default Interest; Past Due
Principal and Interest. After the maturity of the Note or the occurrence of an Event of Default, the outstanding principal balance of the Note shall, at the option of Lender, bear interest at the Default Rate. Any past due principal of and, to the extent permitted by law, past due interest on the Loan shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligations or the foreclosure of any of Lender's Liens.

      Section  2.14.   Computation of Interest  and  Fees.    All
interest payable and the amount of any fees due on the Loan hereunder or under the Notes shall be computed based on the actual number of days elapsed for the period for which interest is calculated and as if each year was comprised of three hundred sixty (360) days, except that any calculation of the Maximum Lawful Rate shall be based on the actual number of days in the applicable calendar year.

      Section 2.15.  Capital Adequacy; LIBOR Costs.  (a)  If
any present  or  future  law, governmental rule, regulation, policy, guideline or directive or the interpretation thereof by  a  court or  Governmental Authority with appropriate
jurisdiction (whether or  not  having the force of law)
affects the amount  of  capital required  or  expected  to
be  maintained  by  Lender   or any corporation  controlling
Lender and Lender reasonably determines that the  amount  of capital so required or expected to be maintained is increased by or based upon the existence of the Loan Commitment or the
Loan, then Lender may notify Borrower  of
such  fact, and commencing ninety (90) days following such
notice (unless Lender's commitment to lend hereunder has been terminated pursuant to Section 2.1(b) and the outstanding
principal  balance of  the  Note,  together  with all
accrued  but  unpaid  interest thereon, and all unpaid fees
due in connection with the Loan have been paid  in full),
Borrower shall pay to Lender from  time  to
time  on  demand,  as an additional fee payable  hereunder,
such amount as Lender shall determine in good faith and certify in  a notice to Borrower in reasonable detail to be an
amount that will adequately compensate Lender in light of
these circumstances  for its  increased costs of maintaining
such capital.   Lender  shall allocate  such cost increases
among its customers in good faith and on an equitable basis.

      (b)  If, as a result of any Regulatory Change, Lender
shall incur  increased costs in the making or maintaining of any  LIBOR Portion,  then  Lender  may notify Borrower  of
such  fact,  and commencing ninety (90) days following such
notice, Borrower shall pay  to Lender from time to time on
demand, as an additional  fee payable hereunder, such amount as Lender shall determine in  good faith and certify in a
notice to Borrower in reasonable detail to be  an amount
that will adequately compensate Lender in light  of
these  circumstances for its increased costs as a result of
such Regulatory  Change.   Lender shall allocate such  cost
increases among its customers in good faith and on an equitable basis.
      (c) Subject to any applicable legal requirement to which Lender is subject (including, without limitation, Regulation
D), no increase in the LIBOR Reserve Requirement shall be effective as to the Loan until ninety (90) days after Lender has notified Borrower of such increase, and commencing ninety (90) days following such notice, such increase shall be effective as to the Loan from the date such increase was first applicable to Lender.

     Section 2.16.  Taxes.  All amounts payable by Borrower
under the  Loan Documents (whether principal, interest, fees, expenses, or  otherwise) to or for the account of Lender
shall be  paid  in full, free of any deductions or
withholdings for or on account of any Taxes.  If Borrower is prohibited by law from paying any such amount  free  of  any such  deductions and  withholdings,  then, effective  as of
ninety (90) days after notice of such  fact  has been  given to Borrower by Lender, Borrower shall pay to  or  for the
account  of Lender at the same time and in the  same  manner that  such  original  amount  is otherwise  due  under  the
Loan Documents,  such additional amount as may be necessary
in  order that  the actual amount received by Lender after
deduction and/or withholding (and after payment of any
additional Taxes due  as  a consequence of the payment of
such additional amount, and so  on) will  equal  the  amount
Lender  would  have  received  if  such deduction  or
withholding were not made.  Nothing  contained  in this
Section    2.16 shall be construed to make Borrower
responsible for the payment of any domestic state or federal Taxes owing by Lender based on Lender's income.

     Section 2.17. Use of Loan Proceeds. Mortgage Loan Advances shall be used strictly for the purpose of funding the warehousing of Mortgage Loans with a view towards selling individual Mortgage Loans through whole loan disposition to
institutional  or  other investors.   No  Mortgage Loan
Advance shall be used for any purpose which would violate any Margin Regulations or any other applicable state or federal regulations.

      Section 2.18. Option to Extend Loan. (a) Subject to the provisions of this Section 2.18, Borrower shall have the option (the "Extension Option") to extend the final maturity date of the Note from the Original Maturity Date to January 25, 1998 (the "Extended Maturity Date").

      (b) The Extension Option is exercisable only as provided below, and subject to satisfaction of the following conditions:

           (i)       Lender shall have received written
     notice of the exercise thereof at least thirty (30) days, but not more than ninety (90) days, prior to the Termination Date;

           (ii) At the time of such written notice from Borrower and at the commencement of such extension, (A) the maturity of the Loan shall not have been accelerated and there shall have occurred under the Loan Documents no Default or Event of Default (including, without limitation, a Default or Event of Default with respect to the agreements of Borrower and AMRESCO contained in Sections 8.1 through 8.3), (B) Borrower shall provide a certificate acceptable to Lender that no event or circumstance that could result in a Material Adverse Effect shall have occurred, and (C) neither Borrower nor any Affiliate of Borrower shall be party to or have threatened any litigation against Lender or any Affiliate of Lender;

           (iii)     Lender shall have received all of the
     items required  in Sections 4.2 and 4.3 relating to the
     conditions precedent to any Mortgage Loan Advance; and
           (iv)       Prior  to  the  commencement  of  any
     such extension,  (A) Borrower shall pay to Lender a
     renewal  fee equal  to  one-fourth  of one percent
     (1/4%)  of  the  Loan Commitment, (B) Borrower shall
     pay all reasonable costs  and expenses  payable  to
     third parties incurred  by  Lender  in connection with
     such extension, (C) if requested by  Lender, Borrower
     shall  execute,  deliver  and  record  a  renewal,
     extension  and modification agreement containing  terms
     and provisions   consistent   with   this   Section
     2.18      and  satisfactory  to Lender in form, substance
     and content, (D) Borrower  and  AMRESCO  shall  each  deliver  to
     Lender   a certificate showing in detail all
     calculations necessary  to establish compliance with
     Sections 8.1 through 8.3, (E)  all applicable Legal
     Requirements shall have been satisfied with respect  to
     such  extension,  and  (F)  Lender  shall  have
     received  such other information as Lender may at  the
     time reasonably  require regarding Borrower and,  to
     the  extent Borrower  is  entitled  to receive the
     requested  items  of information   pursuant  to  the
     applicable Mortgage Loan Documents, each Mortgage Borrower and/or Mortgaged Property.
     (c) After any such extension, the Loan shall continue to be governed, and Borrower shall continue to be bound, by all applicable terms, covenants and conditions contained in the Loan Documents, including but not limited to those concerning the monthly payment of accrued interest on the Loan, and in any such event, the unpaid principal balance and all accrued but unpaid interest on the Loan shall be due and payable in full at the Extended Maturity Date, unless earlier payment is required pursuant to Section 2.5 or any other section in this Agreement.


                         ARTICLE III

                         COLLATERAL

      Section 3.1. Collateral. To secure the payment of the Note and the performance by Borrower of the Obligations, Borrower has granted to Lender pursuant to the Loan Documents a first and prior security interest in and to the Collateral, and shall execute all documents and instruments, and perform all other acts reasonably deemed necessary by Lender, to perfect and maintain the security interest and priority of Lender in and to such Collateral.

      Section  3.2.    Characteristics of Mortgage  Loans.   Each
proposed  Mortgage Loan that is the subject of  a  Mortgage
Loan Submission  Package  shall (a) be in  an  amount  not
less  than $3,000,000  nor  greater than $15,000,000; (b) be secured  by  a first  lien  on  Mortgaged Property of an
Approved Property  Type that, in Lender's judgment, is of
grade B+ or higher quality; (c) be  in  an original
principal amount no greater than seventy-five percent  (75%)
of the value of the applicable Mortgaged  Property as  set
forth  in the Appraisal of such Mortgaged Property;  (d)
have  a  ratio  of  (i)  the monthly Underwriting  NOI  from the Mortgaged Property to (ii) the monthly Mortgage Loan
Debt Service equal  to  or  greater  than  1.25  to  1.00;
(e)  satisfy    the Underwriting Criteria; and (f) be funded to
the related Mortgage Borrower (or, if applicable, into one or more Holdback Accounts) in a single advance by Borrower.

      Section 3.3.   Mortgage Loan Underwriting, Origination
and Servicing.

      (a)   Borrower  will be the sole underwriter  and
original holder  with  respect to the Mortgage Loans.  The
Mortgage  Loans may be brokered to Borrower by mortgage
bankers and brokers. To the extent any Mortgage Loan is merely procured by these mortgage bankers and brokers, then such mortgage bankers and brokers need not be approved by Lender, it being agreed
that no such mortgage bankers   or brokers  shall function  as
correspondents in originating   Mortgage  Loans  (including,  without
limitation, underwriting or closing any Mortgage Loans).

      (b) Servicer shall service the Mortgage Loans prior to Default in accordance with the terms of the applicable Servicing Agreement; provided, however, that Servicer shall be entitled to enter into one or more sub-servicing agreements to provide for the performance of its obligations, provided that any such sub-servicer and sub-servicing agreement shall be satisfactory to Lender, and Servicer will remain primarily responsible to Borrower for the fulfillment of all servicing obligations. Borrower shall deliver to Lender upon receipt a copy of any and all sub-servicing agreements executed by Servicer with respect to any of the Mortgage Loans.
Borrower has pledged and assigned to Lender all of its rights (but not its obligations or liabilities) under all Servicing Agreements pursuant to Section 3.4 and, with respect to the Lender's Control Account, the Holdback Accounts, the Collection Account and all other Servicing Accounts, pursuant to the Assignment of Accounts, and Borrower shall execute such other documents as Lender may require to further evidence, perfect and protect such assignments.

     (c) The prior written consent of Lender will be required in connection with the granting by Borrower of (i) any waiver of any default or event of default which has occurred under any Mortgage Loan Document and which remains uncured after the giving of any required notice and the expiration of any applicable period of grace, if any, or
(ii) any material modification, waiver (other than a waiver of default or event of default), consent or amendment with respect to any Mortgage Loan, including, without limitation, any release or subordination of any Liens on all or any part of the Mortgaged Property and any release, limitation or modification of the obligations of the Mortgage Borrower, any guarantor or any other Person liable under any of the Mortgage Loan Documents. In the
event Borrower shall deliver to Lender  a written   request
for  prior  consent  to  any   such   material modification,
waiver, consent or amendment (which request shall include a copy of the proposed documentation and all other information Lender may require to fully evaluate such request), Lender shall have seven (7) Business Days after receipt thereof in which to grant or deny such consent.
If Lender shall fail to respond within such period, the requested consent shall be deemed not granted.

      Section 3.4.   Assignment of Servicing Agreements and
Hedge Agreements.    Borrower  hereby  absolutely  and
unconditionally transfers, assigns and conveys to Lender all of Borrower's rights, titles and interests, but not its obligations, duties or liabilities for any breach, in, under and to the Servicing Agreements and the Hedge
Agreements, upon the following terms and conditions:

      (a)  Borrower covenants, represents and warrants that:
(i) Borrower has and at all times will have good title to
all  rights and  interests granted to Borrower under the
Servicing Agreements and  the Hedge Agreements, subject to
no claims, offsets,  liens, security  interests or encumbrances other than  pursuant  to the Loan  Documents; (ii) the original
(or copy certified by Borrower as true and complete) of any Servicing Agreement or Hedge Agreement Borrower has furnished or will furnish to  Lender,  is and  shall be a true and
complete copy thereof, and all Servicing Agreements and  Hedge
Agreements are or will  be  when  executed valid  and enforceable, and in full force and effect; (iii) other than  pursuant  to  this
Section 3.4, no Servicing Agreement  or Hedge  Agreement has been or will be assigned, mortgaged, pledged or otherwise encumbered, and no Person other than Borrower and the other party therein named has or will acquire any  right, title  or  interest therein; (iv) no rights or obligations under any  Servicing Agreement or Hedge Agreement have been
or will  be waived,   released, discounted,
set   off   or   compromised; (v)  Borrower shall perform all of its
obligations under and with respect to the Servicing Agreements and Hedge Agreements, including, without limitation, any obligation to make any applicable margin or premium payment or to perform any other obligation attendant to transactions or positions in any purchase and sale of futures contract pursuant to any Hedge Agreement; (vi) Borrower shall defend, at Borrower's expense, any proceeding pertaining to any Servicing Agreement or Hedge Agreement, including, if Lender so requests, any such proceeding to which Lender is a party; and (vii) each Servicing Agreement and Hedge Agreement shall contain a provision pursuant to which the party or parties other than Borrower therein named shall consent to the assignment to Lender of such agreement and shall agree that such agreement may be terminated by Lender in the event Lender exercises its rights as assignee in accordance with this Section 3.4.

      (b)  Notwithstanding any provision of this Agreement
or any other Loan Document which might be construed to the
contrary, the assignment made pursuant  to this Section  3.4
constitutes  an absolute   assignment  and  not  a  security  interest;
however, Lender's  rights  as  assignee  with  respect  to  all
Servicing Agreements and all Hedge Agreements shall be effective and exercisable only upon the occurrence of an Event of
Default. Prior  to  an Event of Default, Borrower shall have a license  to enforce all rights and remedies and receive
all benefits afforded to  Borrower  under and with respect
to the Servicing  Agreements and  the  Hedge Agreements as
trustee for the benefit of  Lender; provided  that  without
the  prior written  consent  of  Lender, Borrower shall not
(i) terminate or replace the Servicer or  (ii) cancel,
amend, revoke, terminate or alter any of  the  Servicing
Agreements  or Hedge Agreements, or do or suffer to be  done any other  act  which  would limit, impair or  adversely  affect the interests  of Lender constituted by this assignment  without
the prior  written  consent of Lender.   Upon the
occurrence of an Event of Default, Lender shall have the right, power and privilege (but shall be under no duty) to terminate such license, and upon such termination, Lender shall thereafter be entitled to enforce all rights and receive all benefits to which Borrower would otherwise be entitled under and with respect to the Servicing Agreements and the Hedge Agreements. Without limiting the foregoing sentence, Borrower will, and will cause any related account manager to, at all times (whether before or after the occurrence of an Event of Default) take any and every action or refrain from taking any action (whether or not at the request of Lender) necessary to maintain each Hedge Agreement in full force and effect and to avoid any loss with respect thereto.

       (c)   Neither  this  assignment  nor  the
termination  of Borrower's   license  nor  any  other  action
by  Lender   shall constitute  an  assumption by Lender of any
obligation under or with respect to any of the Servicing Agreements or the Hedge Agreements, and Borrower and/or its Affiliates shall continue to be liable for all obligations of Borrower and/or its Affiliates thereunder.
     (d) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower suchaction as Lender may at any time determine to be necessary or advisable to cure any default under or with respect to any Servicing Agreement or Hedge Agreement or to protect the rights of Borrower or Lender thereunder; provided, however, that prior to the occurrence of a Default, Lender shall give prior written notice to Borrower before taking any such action. Lender shall not incur any liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold
Lender free and harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) incurred in connection with any such action, as provided in Section 10.3.

      (e)  Borrower covenants and agrees to enforce
compliance by each other  party to any Servicing Agreement or Hedge
Agreement with   all  terms  and  provisions  thereof,  including,
without limitation, Servicer, and to notify Lender immediately  upon any breach, default or event of default under any Servicing
Agreement or  Hedge  Agreement by Borrower or any other
party  thereto.  If Borrower  fails  to so enforce any
Servicing Agreement  or  Hedge Agreement,   Borrower  hereby
irrevocably  and   unconditionally authorizes Lender and
grants Lender a continuing, irrevocable and unconditional
power  of attorney (which  power  of  attorney  is coupled
with  an  interest) in the  name,  place  and  stead  of
Borrower,   and   without  notice  to  or  further   consent   or
authorization from Borrower or any other Person, upon the occurrence of an Event of Default, to take any and all actions that Lender reasonably deems necessary or advisable to enforce compliance by any party to any Servicing Agreement or Hedge Agreement, including, without limitation, Servicer, all as more particularly provided in Section 9.10.

      (f)   In  the  event that a court of competent
jurisdiction determines that, notwithstanding the expressed intent of the parties, Lender's interest in the Servicing Agreements and  the Hedge  Agreements does not constitute an absolute
assignment  as provided  in this Section 3.4, then in the
alternative,  Borrower hereby  transfers,  pledges, assigns
and conveys,  and  grants  a currently effective security
interest in, all Borrower's  rights, titles  and  interests, but  not  its  obligations,  duties or liabilities  for  any  breach, in, under and to the Servicing Agreements and the Hedge Agreements, as collateral security for the payment and performance of
all Obligations.   In  any  such event,  it  is agreed and
understood that Lender shall have all rights and benefits to which a secured party is entitled at law or in equity, including, without limitation, under the Uniform Commercial
Code as adopted and in effect in the State of Texas, and upon any foreclosure by Lender of its security interest in any Mortgage Notes, all right, title and interest of Borrower in and to Servicing Agreements and the Hedge
Agreements shall automatically be conveyed in connection therewith.

     Section 3.5.   Release of Mortgage Loans.  (a)  Prior
to the occurrence  of a Default, Borrower may from time to
time  notify Lender  in  writing  (including  the
applicable  Mortgage   Loan Number(s),  the  original
principal amount(s) and  the  estimated Release/Redemption
Price(s)) of the proposed sale of one or  more Mortgage
Loans  pursuant  to  a  whole  loan  disposition   and,
simultaneously   with  the  receipt  by  Lender  of
immediately available funds in an amount equal to the Release/Redemption Price of such Mortgage Loan or Loans being sold, Lender shall deliver to the purchaser or, pursuant to an instruction letter acceptable to Lender, to the title company closing the  purchase of the related Mortgage Loan or Loans, the
Mortgage Note(s) being sold together with the related
Mortgage Loan Documents and one or more  releases of
Lender's Liens related to such Mortgage Note(s) in  form
satisfactory  to Lender and such  purchaser;  provided,
however,  in  no event shall Lender be obligated to deliver
such Mortgage Note(s), related Mortgage Loan Documents or
releases if the related Mortgage Loan or Loans are cross-collateralized with any other Mortgage Loan, in accordance  with  Section 6.3  or otherwise, unless such other
Mortgage Loan is also being sold  as part  of  the  same  sale
and  Lender  simultaneously  receives immediately   available
funds  in  an  amount   equal   to   the Release/Redemption Price of
such other Mortgage Loan. After the occurrence of an Event of Default, any sale of any Mortgage Loan shall be permitted in Lender's sole and absolute discretion only.

      (b)   Lender's Liens in all Mortgage Loans to  be
sold  as contemplated  in  Section 3.5(a) shall continue in
effect  until such time   as  Lender shall  have  received   in   full the
Release/Redemption Price as described in Section 3.5(a).
Lender shall, upon its receipt of such payment, promptly apply the amount of such payment to the outstanding principal amount of the Loan.

      (c) Lender shall be under no duty at any time to credit Borrower for any amounts due from any purchaser in respect of any purchase of any Mortgage Loan contemplated under Section 3.5(a) above, until Lender has actually received immediately available funds for such Mortgage Loan in the amount equal to the applicable Release/Redemption Price, and Lender shall be under no duty at any time to collect any amounts or otherwise enforce any obligations due from any purchaser in respect of any such purchase.

       Section  3.6.    Mandatory  Redemption.   Borrower
hereby agrees, with respect to any Mortgage Loan pledged as Collateral, that after the occurrence of any event or circumstance requiring mandatory redemption pursuant to this Section 3.6, it shall pay to Lender in immediately available funds the Release/Redemption Price of such Mortgage
Loan required to be redeemed,  together with  any  Consequential
Loss if applicable. Such obligation of Borrower is also an obligation of AMRESCO pursuant to Section 3.8. Events requiring mandatory redemption of any Mortgage Loan and the respective time periods for redemption are as follows:

      (a) The delivery by Lender to Borrower of written notice that it has rejected such Mortgage Loan as Collateral pursuant to Section 4.5, in which case the Release/Redemption Price must be received by Lender within thirty (30) days after delivery by Lender to Borrower of such written notice, unless, on or before the expiration of such thirty (30)-day period, Borrower has, in Lender's sole and absolute discretion, rectified, removed, cured or otherwise remedied any and all events, occurrences, omissions, deficiencies or other circumstances on which the rejection by Lender of such Mortgage Loan as Collateral was based;

     (b) The occurrence, existence or commencement of any one or more of the following events:

        (i)      a default or event of default under any
     Mortgage Loan  Document  related  to  such  Mortgage
     Loan and the continuance thereof beyond the expiration of any applicable cure period (including, without limitation, any monetary  or non-monetary  default and any breach
     of any representations, warranties or covenants under the Mortgage Loan Documents);
       (ii)      the  receipt by Borrower, Servicer,
     AMRESCO  or Lender  of  written  notice  of  any  credits,  offsets   or
     adjustments in connection with any Mortgage Loan;

     (iii)      (A)  any  casualty event affecting any
     Mortgaged Property, or portion thereof which, based on evidence satisfactory to Lender, cannot be completely repaired or restored, prior to the expiration of the applicable 180-day period referenced in Section
     3.6(c), to the same or  better condition  as existed
     prior to such occurrence, or  (B)  the failure  of
     Borrower, within five (5) days  after  Borrower becomes
     aware of such casualty event, to notify  Lender  in
     writing of the occurrence of such casualty event, or
     (C) the failure  of  Borrower, within ten (10) Business
     Days  after Borrower becomes aware of such casualty
     event, to deliver to Lender satisfactory evidence that
     the Mortgaged Property can be   so  completely
     repaired  or  restored  prior  to the
     expiration of such 180-day period;

       (iv) the filing of any condemnation proceeding which materially affects the parking area or any building which is part of any Mortgaged Property, or the failure of Borrower to notify Lender in writing within five (5) days after the filing of any condemnation proceeding (whether or not material) affecting any Mortgaged Property, or portion thereof; or

        (v) any of the representations and warranties set forth in Article VI proves to have been false when made or is no longer true and correct;in each of which cases the Release/Redemption Price must be received by Lender within five (5) Business Days after the occurrence of such event; or

      (c) The expiration of one hundred eighty (180) days following the date of the pledge and assignment of such Mortgage Loan as Collateral, in which case the Release/Redemption Price must be received by Lender within five (5) Business Days after the expiration of such one hundred eighty (180)-day period.

Prior  to the occurrence of a Default, Borrower shall be
entitled to obtain a release of Lender's Liens in any such Mortgage Loan required to be redeemed pursuant to this Section 3.6 upon receipt by  Lender  of  the Release/Redemption Price
applicable  to  such Mortgage  Loan.   After the occurrence
of a Default, any such release shall be given by Lender only in Lender's sole and absolute discretion.

      Section 3.7.   Mortgage Loan Payments; Accounts.   (a)
All Mortgage   Loan  Payments  will  be  forwarded  by  the
Mortgage Borrowers directly to Servicer or the applicable sub-servicer, or, at Servicer's election, to the Lockbox, and initially deposited into one or more
Servicing Accounts. Servicer and all sub-servicers shall have obtained one or more Fidelity Bonds acceptable in all respects to Borrower and Lender.
Borrower shall deposit, or cause to be deposited, each Holdback Amount into a separate Holdback Account.

      (b) Servicer and all sub-servicers shall be subject to binding, irrevocable instructions to deposit payments received by Servicer on any Mortgage Loan in any calendar month as follows:

                (i)   First,  the  full amount  of  any  and
     all principal payments received by Servicer on any of the Mortgage Loans and deposited into the Collection Account on or before the Cut-Off Date for such month shall be deposited into the Lender's Control Account on the Remittance Date for such month. The full amount of any such principal payments so received by Servicer after the Cut-Off Date for such month shall be so deposited on the Remittance Date for the next calendar month.

                (ii)   Second,  the full amount of  any  and
     all Escrowed  Funds received by Servicer on any of the
     Mortgage Loans and deposited into the Collection
     Account on or before the  Cut-Off Date for such month
     shall be deposited into  a separate  Servicing Account
     on the Remittance Day  for such month.   The  full  amount
     of any such Escrowed Funds so received by Servicer after the Cut-Off Day for such month shall be so deposited on the Remittance Date for the next calendar month.

                (iii)   Third, the remaining amount of any
     other Mortgage  Loan Payments received by Servicer on
     any of  the Mortgage Loans and deposited into the Collection
     Account  on or  before  the  Cut-Off Date for such
     month, plus  interest accrued  thereon, shall be
     disbursed on the Remittance  Date for  such  month  in
     accordance with the provisions of the related   Servicing
     Agreement  applicable  to  such other Mortgage  Loan Payments.
     The remaining amount of any such other Mortgage Loan Payments so received by Servicer after the Cut-Off Date for such month shall be so deposited on the Remittance Date for the next calendar month.

In the event the Collection Account on any Remittance Date does not contain sufficient funds to be transferred to the Lender's Control Account to pay the monthly principal payments next due on the Note in accordance with Section 2.7(b)(i), Borrower shall cause Servicer to notify Lender of the occurrence of such event and Borrower shall immediately deposit into the Collection Account an amount equal to the difference between (1) the amount of such monthly principal payments and (2) the available balance in the Collection Account. Notwithstanding anything contained herein, in the other Loan Documents or in any Servicing Agreement to the contrary, the failure of Servicer or any sub-servicer to act as contemplated in this Agreement, the other Loan Documents or any Servicing Agreement shall not limit or affect the obligation of Borrower hereunder or under the Note to make payments of principal and interest on the Note when due or otherwise limit or affect any Obligations of Borrower.

      (c) In addition to all Servicing Accounts, the Collection Account, the Lender's Control Account and each
Holdback Account shall be maintained with Lender and assigned to Lender as Collateral for the Loan pursuant to the Assignment of Accounts. Lender and Borrower will have the following rights with respect to each of such accounts:

                (i)   Lender  will  have  exclusive  control
     and dominion  over  and  unrestricted  access  to  the
     Lender's Control  Account and, other than the right to
     make  deposits thereto, Borrower will have no control
     over or access to the Lender's  Control  Account.
     Lender and Borrower  understand and  agree  that Lender
     has exclusive control  and  dominion over  transfers
     from the Lender's Control Account, and  that neither
     Borrower  nor  any  of its  Affiliates  (including,
     without   limitation,  Servicer)  has  any  right  to   make
     withdrawals from the Lender's Control Account or to direct any transfers therefrom at any time except written requests made from time to time in connection with principal payments on the Note made in accordance with Section
     2.7(b)(i). In this regard, Borrower's obligation to make any principal payment pursuant to Section 2.7(b)(i) shall be deemed discharged if adequate funds are in the Lender's Control Account on the applicable
     Remittance Date or Interest Adjustment Date, as applicable, to make such principal payment in the amount then required under such Section, and Lender will apply such funds from the Lender's Control
     Account to the Loan in satisfaction of such principal payment.

                (ii)   With  respect  to each  Holdback
     Account, Lender  will  determine in its sole and
     absolute  discretion after reviewing the nature of, and
     the timing of the release of,  the  Holdback  Amounts
     deposited therein  whether  such Holdback  Account
     will be under Lender's exclusive  control and
     dominion.   If  Lender determines  that  such  Holdback
     Account  will  be  under  Lender's  exclusive  control   and
     dominion,  Lender will have exclusive control  and
     dominion over  and unrestricted access to such Holdback
     Account  and, other than the right to make deposits
     thereto, Borrower will have  no  control  over or
     access to such Holdback Account. Lender and Borrower understand and agree that, (A) Lender will have exclusive control and dominion over transfers from such
     Holdback Account, and (B) neither Borrower nor any  of
     its Affiliates (including, without limitation,
     Servicer) has any right to make withdrawals from such
     Holdback Account or to   direct   any   transfers   therefrom
     at   any time. Notwithstanding  the  foregoing, prior  to  the
     occurrence, existence  or commencement of an event
     described in  Section 3.6(b)(i),  Lender  shall advance
     such Holdback Amounts in accordance with the applicable provisions in the related Mortgage Loan Documents. If Lender determines that such Holdback Account will not be under  Lender's  exclusive control and dominion,
     Borrower will have unrestricted access to  such
     Holdback  Account prior to  the  occurrence  of  a
     Default.   After the occurrence of a Default, such
     Holdback Account and Borrower's rights with respect thereto shall be subject to the limitations contained in Section 3.7(d), any limitations contained in any Loan Document which apply after the occurrence of a Default, and any and all remedies of Lender contained in the Loan Documents.

                (iii)   Prior  to the occurrence  of  a
     Default, Borrower will have unrestricted access to the Collection Account. After the occurrence of a Default, the Collection Account and Borrower's rights with respect thereto shall be subject to the limitations contained in Section 3.7(d), any limitations contained in any Loan Document which apply after the occurrence of a Default, and any and all remedies of Lender contained in the Loan Documents.

      (d)   In  the  event (i) any portion of any  Mortgage
Loan Payment  constituting principal on any Mortgage  Loan,
(ii)  any Holdback Amount which is supposed to be deposited
into a Holdback Account  that  is under Lender's exclusive
control  and  dominion under subparagraph (c)(ii)
immediately above, or (iii) after  the occurrence  of  a
Default, (A) any portion of any  Mortgage  Loan Payment
constituting interest on any Mortgage Loan  or  (B)  any
Holdback Amount which is supposed to be deposited into a
Holdback Account that is not under Lender's exclusive
control and dominion under  subparagraph (c)(ii) immediately above, shall be submitted to  Borrower  by  any Mortgage
Borrower, or shall otherwise  come into the possession of
Borrower, the same shall be deemed held by Borrower  in
trust for Lender, and Borrower shall use  its  best
efforts to deliver the same to Lender within one (1)
Business Day after  receipt by Borrower, and will, in any
event,  deliver  the same  to  Lender within three (3)
Business Days after receipt  by Borrower, endorsed if
appropriate, for deposit into the  Lender's Control
Account, in the case of a payment described  in  clauses (i)
or  (iii)(A)  immediately  above,  or  into  the  applicable
Holdback  Account(s),  in the case of a  Holdback  Amount,
which applicable  Holdback Account(s) shall, after  the
occurrence  of such  Default, be under Lender's exclusive
control  and  dominion under  subparagraph  (c)(ii)
immediately  above. In addition, Borrower  shall  deliver
or cause to be  delivered  to Servicer within one (1) Business
Day after receipt by Borrower, all  other amounts coming
into   Borrower's  possession, endorsed if appropriate, for deposit into the applicable Servicing Account.

      (e)   Servicer  and  each  sub-servicer  shall  retain
all Escrowed Funds related to the Mortgage Loans serviced by it in  a separate Servicing Account pursuant to the terms of its Servicing Agreement, which separate Servicing Accounts,
together  with  all other  Servicing  Accounts, shall be
maintained with  Lender  and assigned  to  Lender as
Collateral for the Loan pursuant  to  the Assignment  of
Accounts;  provided,  however,  that   under   no
circumstances  will  any Escrowed Funds  in  any  such
Servicing Accounts be used to pay any amounts owing under
the Note.
      (f)   On  each  Remittance Date commencing with  the
first Remittance  Date following the initial Mortgage Loan
Advance  and continuing on each Remittance Date thereafter
until the  Maturity Date, Borrower shall deliver or cause to be delivered to Lender a schedule  acceptable to Lender
showing a loan-by-loan break  down (including  the
applicable Mortgage Loan Number and name  of  the related
Mortgage Borrower) of all amounts in the Lender's Control
Account,  each  of the Holdback Accounts, the Collection
Account and  each of the other Servicing Accounts into which the Escrowed Funds have been deposited, in each case as of
the last day of the preceding  calendar month, and (i) in
the case  of  the  Lender's Control  Account, showing the
ending principal balance  for  each Mortgage  Loan  and the
date of deposit and the  amount  of  each principal  payment deposited into the Lender's  Control  Account during  the
applicable month, (ii) in the case of the Collection
Account,  showing  the date of deposit and  the  amount  of
each interest payment deposited into the Collection Account
during the applicable  month,  (iii) in the case of  each
of  the  Holdback Accounts, the date and the amount of each
payment deposited into, or  withdrawal  made  from,  such
Holdback  Account  during  the applicable  month, and (iv)
in the case of each of the  Servicing Accounts  into which
the Escrowed Funds have been deposited,  the date and the
amount of each payment deposited into, or withdrawal made
from, such Servicing Account during the applicable month.
      Section  3.8.   Guaranty of Certain Obligations by
AMRESCO. (a)  AMRESCO  guarantees  that the  portion  of  the
Obligations arising underSection  3.6  (collectively,  the
"Guaranteed Obligation") will be performed and will be paid in full in cash when due and payable, this guarantee being a guarantee of payment and  not  of  collectability and being absolute
and  in  no  way conditional  or contingent.  In the event
that any  part  of  the Guaranteed  Obligation shall not
have been so paid in  full  when due  and  payable,  AMRESCO shall without  notice  of  any  kind immediately pay or
cause to be paid to Lender the amount of  such Guaranteed
Obligation  then due and  payable  and  unpaid.       The
obligation  of  AMRESCO  under this  Section  3.8  shall
not  be affected  by the invalidity, unenforceability or
irrecoverability of  any  of  the  Obligations  as  against
Borrower,  any  other guarantor thereof or any other Person.
For purposes hereof,  the Obligations,   including,  without
limitation,  the   Guaranteed Obligation,  shall  be due and
payable under the  terms  of this Agreement  or  any other Loan
Document notwithstanding  the fact that  the  collection or
enforcement thereof  may  be stayed     or
enjoined under the Code or other applicable law.

      (b)  AMRESCO acknowledges that Lender has entered into
this Agreement  in  reliance on this Section 3.8  being  a
continuing irrevocable agreement, and AMRESCO agrees that
its guarantee  may not  be  revoked in whole or in part.
The obligations of AMRESCO hereunder shall terminate when
the commitment of Lender to extend credit under this
Agreement shall have terminated and all of  the Obligations   have  been
indefeasibly paid in  full  in  cash  and
discharged; provided, however, that (i) if a claim is  made
upon Lender  at  any time for repayment or recovery of any
amounts    or any property received by Lender from any source on account of any of  the  Guaranteed Obligation and Lender repays or
returns any amounts or property so received (including interest thereon to the extent required to be paid by Lender) or (ii) if
Lender becomes  liable for any part of such claim by reason of  (A)
any judgment or order of any court or administrative
authority having competent  jurisdiction, or (B) any
settlement or compromise of any such claim, then AMRESCO shall remain liable under this Agreement for the amounts so repaid or property so
returned   or the  amounts for which Lender becomes liable (such amounts being deemed  part of the Guaranteed Obligation) to the same
extent     as if  such  amounts or property had never been received by
Lender, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Obligations. Not later than five (5) Business Days after receipt of notice from Lender, AMRESCO shall pay to Lender an amount equal to the amount of such repayment or return for which Lender has so become liable. Payments hereunder by AMRESCO may be required by Lender on any number of occasions.

      (c) AMRESCO hereby agrees that neither Lender's rights and remedies nor AMRESCO's obligations under the terms of this Agreement shall be released, diminished, impaired, reduced or affected by any one or more of the following:

             (i)      any limitation of liability or
     recourse   in  any other Loan Document;

           (ii)     the taking or accepting of any other
     security or guaranty for, or right of recourse with respect to, any or all of the Obligations;

             (iii)        any   release,   surrender,
     exchange, subordination, deterioration, waste, impairment or loss of, or any failure to create or perfect any Lien with respect to any Collateral or any other security at any time existing or purported, believed or expected to exist in connection with any or all of the Obligations;

            (iv)      any  partial release of  the
     liability   of  AMRESCO hereunder;

               (v)       the   death,   insolvency,
     bankruptcy, disability,     dissolution,
     liquidation,    termination, receivership,
     reorganization,  change   of   form,   name, structure
     or  ownership, sale of all  assets,  or  lack   of
     corporate,  partnership or other power of Borrower,
     AMRESCO or  any  party  at  any  time  liable  for  the
     payment   or  performance  of any or all of the Obligations,
     whether now existing or hereafter occurring;

             (vi)       renewal,   extension,   modification   or
     rearrangement of the payment or performance of any or all of the Obligations, either with or without notice to or consent of AMRESCO, or any adjustment, indulgence, forbearance or compromise that may be granted or given by Lender to Borrower or AMRESCO from time to time;
           (vii)      any  neglect, delay, omission,
     failure or refusal of Lender to take or prosecute any action for the collection or enforcement of any of the Obligations or to foreclose or take or prosecute any action to foreclose upon any Collateral or any other security therefor or to take or prosecute any action in connection with any Loan Document;

           (viii)     any failure of Lender to notify
     AMRESCO  of (A)   any   creation,  renewal,  extension,
     rearrangement, modification, restatement or assignment of the Obligations or any part thereof or of any Loan
     Documents, (B) any release of or change in any Collateral or other security for the Loan, (C) any other action taken or refrained from being taken by Lender against Borrower, any Collateral or any other security for the Loan or other recourse with respect thereto, or (D) any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give AMRESCO any notice of any kind under any circumstances with respect to or in connection with the Obligations;

            (ix)      the unenforceability of all or any
     part  of the   Obligations  against  Borrower,  whether  due  to
     the determination  that  the  Obligations  exceed   the
     amount permitted by law or violates any usury law, or that the act of creating the Obligations, or any part thereof, is ultra vires, or that the officers or persons creating same acted in excess of their authority, or that Borrower has any valid defense, claim or offset with respect thereto, or otherwise, it being agreed that AMRESCO shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Obligations, or any part thereof, for any reason; or

             (x)     any payment by Borrower to Lender is
     held to constitute a preference under the Code or any other applicable bankruptcy laws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else.

      It is the intent of AMRESCO and Lender that the
obligations and liabilities  of AMRESCO  hereunder   are   absolute and
unconditional under any and all circumstances and that until the Obligations are fully and finally paid and performed, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Section 3.8, be deemed a legal or equitable discharge or release of a guarantor.

     No delay or omission on the part of Lender in
exercising any right  under this Agreement or any other Loan
Document  or  under any guarantee  of  the Obligations  or  with respect  to  the Collateral  shall operate as a waiver or relinquishment  of
such right.   No action which Lender or Borrower or any other  Person
may  take or refrain from taking with respect to the
Obligations, including  any  amendments  thereto or
modifications  thereof  or waivers with respect thereto,
shall affect the provisions of this Agreement or the
obligations of AMRESCO hereunder.  None  of  the rights  of
Lender shall at any time in any way be prejudiced  or
impaired  by  any  act  or failure to act on  the  part
AMRESCO,Borrower or any other Person, or by any noncompliance by
AMRESCO, Borrower  or  any  other  Person with the terms,
provisions  and covenants   of  this  Agreement  or  any
other  Loan   Document, regardless  of  any knowledge
thereof which Lender  may  have  or otherwise be charged
with.
      (d)   No waiver of any Default or Event of Default  on
the part of AMRESCO or of any breach of any of the
provisions of this Agreement  or  of any other Loan Document shall be  considered  a waiver of any other or subsequent
default or breach, and no delay or  omission  in  exercising or enforcing the rights  and  powers granted  herein or in
any other Loan Document shall be  construed as  a  waiver of such rights and powers, and likewise no exercise or
enforcement of any rights or powers hereunder  or  under
any other  Loan  Document shall be held to exhaust  such
rights  and powers, and every such right and power may be
exercised from time to  time.   The  granting of any
consent, approval or  waiver  by Lender shall be limited to
the specific instance and purpose  and shall not constitute
consent or approval in any other instance or for any other
purpose.  No notice to nor demand on AMRESCO in any case
shall  of  itself entitle AMRESCO to any other  or  further
notice or demand in similar or other circumstances.  No
provision of  this  Agreement nor any right, remedy or
recourse  of  Lender with  respect hereto, nor any default
or breach, can  be  waived, nor  can  this Agreement or
AMRESCO be released or discharged  in any  way  or  to  any
extent, except specifically  by  a  writing intended for
that purpose (referring specifically to this Section 3.8)
executed by Lender.
      (e)   AMRESCO acknowledges and agrees that it has made
such investigation as it deems desirable of the risks
undertaken by it in  entering into this Agreement and is
fully satisfied  that  it understands all such risks.
AMRESCO hereby waives any obligation which  may now or
hereafter exist on the part of Lender to inform it  of the
risks being undertaken by entering into this Agreement or
of  any  changes in such risks and, from and after  the
date hereof, AMRESCO undertakes to keep itself informed of
such  risks and  any  changes therein.  AMRESCO hereby
expressly  waives  any duty  which may now or hereafter
exist on the part of  Lender  to disclose   to  AMRESCO  any
matter  related  to  the   business, operations,  character,
collateral, credit, condition  (financial or  otherwise),
income or prospects of Borrower, any Affiliate of Borrower
or  any Mortgage Borrower or any of the  properties  or
management  of  any of the foregoing, whether  now  or
hereafter known by Lender.  AMRESCO represents, warrants and agrees that it assumes  sole  responsibility  for obtaining
from  Borrower  all information  concerning  this  Agreement
and  all   other   Loan Documents and all other information
as to Borrower, any Affiliate of  Borrower  or  any
Mortgage Borrower or their  properties  or management as
AMRESCO deems necessary or desirable.
      (f)  AMRESCO represents that (i) it is in its best
interest and  in pursuit of the purposes for which it was
organized as  an integral  part  of  the business conducted
and  proposed  to  be conducted  by  Borrower  and  its
Subsidiaries,  and  reasonably necessary  and convenient in
connection with the conduct  of  the business conducted and
proposed to be conducted by it, to  induce Lender  to  enter into this Agreement and to  extend  credit  to Borrower  by
making the guarantee contemplated by  this  Section 3.8;
(ii)  the  credit  available  hereunder  will  directly  or
indirectly  inure  to its benefit; and (iii)  by  virtue  of the foregoing  it  is receiving at least reasonably
equivalent  value from  Lender  for its guarantee hereunder.
AMRESCO  acknowledges that  it  has been advised by Lender
that Lender is unwilling  to enter  into  this Agreement
unless the guarantee contemplated  by this Section     3.8
is given by it.  AMRESCO represents that (A)  it
will  not be rendered insolvent as a result of entering into
this Agreement, (B)   after  giving  effect  to
the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured, (C) it has, and will have, access to adequate capital for the conduct of its business and (D) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

      (g) AMRESCO agrees that, until the Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset and other claims against Borrower or any other Person in any way obligated for payment of performance of any of the Obligations arising by contract or operation of law in connection with any payment made or required to be made by AMRESCO under this Agreement. After the payment in full of the Obligations, AMRESCO shall be entitled to exercise against Borrower and any such other
Person all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

      (h)  AMRESCO covenants and agrees that after the
occurrence of  an Event of Default all Debt, claims and
liabilities then  or thereafter owing  by Borrower or any other
Person in any way obligated for payment or performance of any of the Obligations to AMRESCO whether arising hereunder or
otherwise  are   hereby subordinated to the prior payment in
full of the Obligations and are so subordinated as a claim against Borrower or such other Person or any of their assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Debt, claim or liability will be made or received while any such Event of Default exists.


                         ARTICLE IV

CONDITIONS APPLICABLE TO THE CLOSING AND MORTGAGE LOAN
ADVANCES

      The agreement of Lender to become a party to this Agreement and to make Mortgage Loan Advances as provided herein is subject to the satisfaction of the following conditions and requirements:

       Section  4.1.    Conditions  to  Closing.   Prior  to
the execution of this Agreement by Lender:

           (a) Borrower shall have delivered and Lender shall have received the following documents, certificates, instruments and other items,all duly executed and, where appropriate, acknowledged, in each case in form and substance acceptable to Lender:

            (i)     This Agreement;

           (ii)     The Note;

          (iii)     The Collateral Assignment of Notes and

Liens;

           (iv)     The Assignment of Accounts;

             (v)      Such  Financing Statements,
acknowledgments
and  other  documents, instruments and agreements as
Lender may  require  in its sole and absolute
discretion  to  fully evidence  and perfect Lender's
Liens to be created  pursuant
o this Agreement and any other Loan Document;
             (vi)      All  resolutions, certificates or
documents that Lender  may reasonably  require  relating   to the
formation, existence and good standing of Borrower,
AMRESCO and  Servicer  as of the Closing Date, the proper
authority for  the  execution and validity of this
Agreement and the other Loan Documents by the Person executing same, and any other matters relevant to this Agreement, all in form
and substance   satisfactory  to  Lender,   including,
without limitation, (A) the certified articles of incorporation and bylaws of Borrower and AMRESCO and any and all amendments thereto and all filings with the Secretary of State of the state of formation of Borrower and AMRESCO related thereto,(B) certified resolutions or unanimous consent of theboard of directors of Borrower, AMRESCO and Servicer authorizing the execution of the Loan Documents on behalf of Borrower, AMRESCO and Servicer, as applicable, (C) a certificate of incumbency for the officers of Borrower, AMRESCO and
Servicer, (D) a certificate of existence and good standing issued by the Secretary of State of the state of formation of Borrower and AMRESCO, and (E) a certificate of authority to transact business for each state in which Borrower or AMRESCO is required to so qualify;

     (vii)     A written opinion of counsel for Borrower
and AMRESCO,  addressed to Lender, opining (A)  as  to
the  due organization, existence, qualification and good
standing  of Borrower  and  AMRESCO, (B) as to the
nonexistence  of  any violation under any applicable
Legal Requirements  or  other documents  or agreements to
which Borrower or AMRESCO  is  a party,  (C)  that
neither the Loan nor any of the  financing arrangements
(including, but not limited to, fees,  interest and other
charges) as reflected in this Agreement and in the other
Loan Documents violates any usury law of the State  of
Texas  or any other applicable usury law, (D) as to the
due authorization of the Loan Documents by all necessary
actions of Borrower  and  AMRESCO,  as  applicable,  and
the  due execution  of such Loan Documents by the Persons
authorized to  do  so,  (E)  that the Note and each of
the  other  Loan Documents  establish  binding
obligations  of  Borrower  and AMRESCO,  as  applicable,
and are enforceable in  accordance with  its  terms under
the laws of the State of  Texas,  (F) that  none of
AMRESCO, Borrower, or any other Subsidiary  of AMRESCO
is   a  party  to  any  litigation  or
potential litigation, which, if adversely determined, would impair the ability of Borrower or AMRESCO to meet its Obligations to Lender, (G) that the Liens granted in favor of Lender with respect to the Collateral pursuant to the Loan Documents have been properly perfected, and (H) being otherwise in form and substance satisfactory to Lender;

      (viii)     Financial statements of  most  recent
date available  of Borrower and AMRESCO, which shall
include  (A) the  quarterly financial statements of
Borrower and AMRESCO, on  a consolidated and
consolidating basis, together with  a Compliance
Certificate in accordance with  Section  7.1(c), and  (B)
annual financial statements of Borrower and AMRESCO as of
December 31, 1994, on a consolidated and consolidating
basis,  together  with  a  Compliance  Certificate,  all
in accordance   with   the   requirements   of   Section
7.1
(collectively, the "Current Financial Statements"); and

       (ix)      Evidence  satisfactory  to  Lender  that
a Default hereunder or under any other Loan Document will
not create  a  default under any documentation evidencing
other Debt owed by Borrower or AMRESCO.
      (b)   Borrower  shall have delivered to Lender  and
Lender shall  have approved evidence that all insurance
required  to  be maintained pursuant  to  this
Agreement,  including,   without limitation,  pursuant  to  Section  7.7,
has been obtained in accordance with this Agreement and is in effect.

      (c)   Borrower  shall have delivered to Lender  and
Lender shall  have  approved  all  other  documents,
certificates   and information  to  be  delivered on  or
before the Closing Date pursuant to the terms of this Agreement or otherwise required by Lender as a condition to closing.

      (d)   Lender shall have approved the form of
Mortgage  Loan Documents  and  the  forms  of  Servicing
Agreement  and   Hedge Agreement.All  the documents, certificates,
evidences and opinionsreferred to in this Section 4.1 shall be delivered by expedited delivery service to and received by Lender no later than the Closing Date or such earlier date required hereby, and Lender shall not be bound by or obligated under this Agreement or any of the other Loan
Documents until Lender has received all such items.

     Section 4.2.   Request for Advance; Mortgage Loan
Submission Package; Approval of Mortgage Loans.

      (a) In addition to the requirements set forth in Sections 4.1 and 4.3, prior to the funding of the initial Mortgage Loan Advance and any subsequent
Mortgage Loan Advance hereunder, Borrower shall have delivered to Lender (to the attention of Ruth Gavlick) a request for advance signed by the President or any Executive Vice President of Borrower (a "Request for
Advance"), which request shall be in the form attached hereto as Exhibit G1. Together with such Request for Advance, Borrower shall have delivered by expedited delivery service to Lender (to the attention of Ruth Gavlick) all of the items listed in Schedule I (a "Mortgage Loan Submission
Package") with respect to each Mortgage Loan proposed to be funded in connection with the requested Mortgage Loan Advance.

      (b)   With respect to any proposed Mortgage Loan,
both  the Request  for  Advance  and the Mortgage Loan
Submission  Package shall be delivered by 9:00 a.m.
(Dallas, Texas time) at least two (2)  Business Days
prior to the requested Mortgage Loan  Advance. If any  such  Mortgage
Loan  is  not  expressly  approved   or
disapproved  (including, without limitation, if  Lender
requests missing  or  additional information in
connection  therewith)  by written  notice  delivered by
Lender to  Borrower  by  5:00  p.m. (Dallas,  Texas time)
on the last Business Day of the  applicable Pre-Funding
Approval Period, such Mortgage Loan shall  be  deemed
approved  by Lender for the funding of the Mortgage Loan
Advance requested  in  the  applicable Request for
Advance.   Subject  to satisfaction  of the requirements
set forth in Sections  4.1  and 4.3  and  if  by 10:00
a.m. (Dallas, Texas time) on any  Business Day,  Lender
has received confirmation (by telecopy or telephone) from
the President or any Vice President of Borrower for
funding such  Mortgage Loan advance, Lender shall fund
such Mortgage Loan Advance by  the  end  of the  same  Business
Day.   If  such confirmation  is received after 10:00 a.m. (Dallas, Texas time), Lender may in its discretion fund such Mortgage
Loan on the same or the next Business Day. The applicable Pre-Funding Approval Period and any other time period which commences upon delivery of the Request for Advance and/or the Mortgage Loan Submission
Package shall not commence unless and until (i) both the Request for Advance and the Mortgage Loan Submission
Package (A) have been received by Lender and (B) are complete in all respects, (ii) all items listed in the Mortgage Loan
Submission Package are complete  in all respects, and
(iii) all conditions contained in Section 3.2 have been satisfied with respect to the related proposed Mortgage Loan. Lender agrees that it will not refuse to fund a Mortgage Loan Advance otherwise approved or deemed to be approved under this Agreement solely on the basis of an incomplete Request for Advance or Mortgage Loan Submission Package if notice thereof was not delivered to Borrower by Lender within two (2) Business Days after the delivery to Lender of such Request for Advance or Mortgage Loan Submission Package by 9:00 a.m. (Dallas,
Texas time) on any Business Day.

     (c)   With respect to any proposed Mortgage Loan as
to which one or more Pre-Approval Conditions exist, Borrower shall deliver to  Lender  (to  the  attention of Ruth  Gavlick)
by  9:00  a.m. (Dallas,  Texas  time)  on any Business
Day  (i)  a  request  for consideration of Pre-Approval
Conditions signed by the  President or  any  Vice
President of Borrower (a "Request for Pre-Approval
Conditions"), which request shall be in the form attached
hereto as  Exhibit  G-2,  (ii) as much of the Mortgage
Loan  Submission Package  as  is then available, if any,
and (iii) all information necessary
for  Lender  to  fully  evaluate  such   Pre-Approval
Condition(s)  and  to  be  fully  apprised  of  all
facts    and circumstances related to such Pre-Approval Condition(s).
If  any such   Pre-Approval  Condition  is  not
expressly approved or disapproved (including, without limitation, if Lender requests missing or additional information in connection  therewith) by written  notice  delivered by Lender to
Borrower  by 5:00  p.m. (Dallas,  Texas time) on the third (3rd)
Business  Day  following delivery of all items referenced
in, and in accordance with,  the immediately preceding
sentence, such Pre-Approval Condition shall be  deemed
not  approved by Lender and  Borrower  shall  not  be
permitted to submit such proposed Mortgage Loan for
funding under Section 4.2(b); provided, however, that in the event of any such failure to respond by Lender (but not in the event that Lender requests missing or additional information in connection  with  a Pre-Approval Condition), Lender shall
waive, for the same month in which the related Request for Pre-Approval Condition was submitted only, the portion of the Commitment Fee
referenced in Section   2.2(a)(ii).   If  Lender,  in  its  sole  and
absolute discretion,   shall   approve  any  Pre-Approval
Condition  in accordance  with  this Section 4.2(c), Borrower  may submit  the related  Mortgage  Loan  for funding under
Section  4.2(a)  and, without  limiting  the rights of
Lender under this Agreement to otherwise not approve such Mortgage Loan, Lender may, in its sole and absolute discretion, notify Borrower in writing, on or before the  expiration  of the applicable
three (3) Business  Day-period referenced above in this
Section 4.2(c), that Lender will approve such  funding
at  a  lesser percentage than ninety-five  percent (95%)
of the original principal amount thereof and/or impose
such other limitations or conditions on such funding as
Lender in  its sole  and absolute  discretion  shall  deem  appropriate.
The applicable three (3) Business Day-period referenced above in this Section  4.2(c)  and any other time period which
commences  upon delivery  of  the  Request for Pre-
Approval Condition  shall  not commence  unless and until
the Request for Pre-Approval Condition and  the
information described in clause (iii) immediately  above
(A)  have  been  received by Lender and (B) are complete
in  all respects.   Lender agrees to notify Borrower when the
applicable three (3) Business Day-period referenced above has commenced.

      Section  4.3.   Additional Conditions to All
Mortgage Loan Advances;Delivery of Original Mortgage Loan Documents. In addition to the requirements set forth in Sections 4.1 and 4.2, prior to the funding of the initial Mortgage
Loan Advance and any subsequent Mortgage Loan Advance hereunder:
      (a)  Borrower shall have paid to Lender, in
accordance with Section 2.2, any portion of the Commitment Fee then due and remaining unpaid.
      (b)  Borrower shall have paid to Lender the Review
Fee for each Mortgage Loan Submission Package submitted pursuant to Section 4.2.
      (c) Prior to or simultaneously with the funding of any Mortgage Loan Advance, Borrower shall have delivered or caused to have been delivered to Lender or, pursuant to a Title Company Instruction Letter (a fully-executed copy of which shall have been delivered to Lender prior to the funding of such Mortgage Loan Advance), to the Title Company
(or any other title company closing the related Mortgage Loan) all of the following items with respect to the related
Mortgage Loan, all of which shall, to the extent applicable, be duly executed by all parties thereto and/or acknowledged:

             (i)     the original Mortgage Note, together
     with an Allonge;

            (ii)      an  original Mortgage covering the
     related
     Mortgaged Property;

           (iii)     an original Assignment of Rents
     covering the related Mortgaged Property;

            (iv)     an original Environmental Indemnity
     covering such Mortgaged Property;

             (v)      an  original  Mortgage  Loan
     Guaranty,  if applicable;

             (vi)       an   original   Mortgage   Loan
     Closing
     Certificate;

           (vii)      originals  or copies of all
     Mortgage Loan Financing Statements, in form and substance satisfactory to Lender, executed by the Mortgage
     Borrower with  respect  to each applicable Mortgage
     Loan Document;

           (viii)     an original opinion of counsel in
     form and substance satisfactory to Lender, opining as to the due formation of the applicable Mortgage
     Borrower, the due execution, delivery and authorization of the documents referenced in the preceding clauses (i) through (v) and the enforceability of the documents referenced in the preceding clauses (i) through (iv);

             (ix)       originals  of  any  and  all
     amendments, modifications and supplements to, and waivers related to such Mortgage Loan Documents, and all original stock certificates, insurance policies or other original items of collateral for a Mortgage Loan perfected by possession;

             (x)     An original related Memorandum of
     Collateral Assignment;

            (xi)      An  original related Transfer of
     Note and Liens (to be held by Lender unrecorded unless and until an Event of Default shall occur);

           (xii)      With  respect to each UCC-1
     Mortgage  Loan Financing  Statement, an original form  of  UCC-2 or  UCC-3 financing statement, executed by Borrower
     in blank and in  a form suitable for filing,
     sufficient to disclose an absolute assignment to
     Lender of Borrower's security interest in  the
     collateral   described  therein  (to  be  held   by
     Lender unrecorded  unless  and  until an  Event  of
     Default  shall occur);
           (xiii)     All resolutions, certificates or
     documents that  Lender  may reasonably  request  relating to   the
     formation, existence and good standing of the applicable Mortgage Borrower, together with satisfactory evidence of proper authority for the execution and validity of the related
     Mortgage Loan Documents by the Person executing same, and any other documents executed in connection with such Mortgage Loan Advance, all in form and substance satisfactory to Lender; and
          (xiv)     All other memoranda, documents,
     agreements or items prepared or obtained by Borrower in connection with such Mortgage Loan or that are customarily required by financial institutions in connection with real estate loans secured by liens on properties with uses similar to those of the Mortgaged Properties.

      (d) Immediately before and after giving effect to such Mortgage Loan Advance, no Default shall have occurred and be continuing, and the making of such Mortgage Loan
Advance  shall not cause a Default.

     (e)  The representations and warranties contained in
Article V of this Agreement and in the other Loan
Documents shall be true and correct in all material respects on and as of the date of such Mortgage Loan
Advance as if such representations and warranties had been made on and as of such dates, and the representations and warranties contained in Article VI of this Agreement shall be true and correct on and as of the date of such Mortgage Loan Advance as to each Mortgage Loan to be pledged as Collateral in connection with such Mortgage Loan Advance.

      (f)   There  shall  not exist any default  by
Borrower or AMRESCO under any Debt, nor shall there have occurred, in Lender's opinion, a material adverse change (i) in the financial condition of AMRESCO, Borrower or any other Subsidiary of AMRESCO since the date of the Current Financial Statements, or (ii) in the results of the operations, properties, assets, ownership, management or condition
(financial or  otherwise)  of  AMRESCO,
Borrower or any other Subsidiary of AMRESCO from that which existed at the Closing Date.

      (g) Borrower shall have delivered to Lender all other Loan Documents or items reasonably required by Lender.

      Section 4.4.   Post-Advance Delivery Items.
Following the funding of any Mortgage Loan Advance, Borrower shall deliver to Lender (to the extent not already received by Lender) the following:

      (a)   Within  one (1) Business Day after such
funding,  the items listed in Section 4.3(c) with respect to the
Mortgage  Loan funded   with   the  proceeds  of  such
Mortgage  Loan   Advance (including,  without
limitation, the original related Mortgage Note, together with an Allonge), except for those of such items as are referenced in subparagraphs (b), (c) and
(d) immediately below.

      (b)   Within thirty (30) days after such funding,
recorded originals of the related Mortgage, Assignment of Rents,
Mortgage Loan   Financing   Statements  and   Memorandum
of   Collateral Assignment,  or  if  recorded originals
are not then available, copies certified by Borrower to be true and complete copies of the originals submitted for recording, together with evidence of recordation satisfactory to Lender, and together with such other documents, instruments or agreements as Lender may deem necessary or appropriate, in its sole discretion, to protect, create or confirm the rights, remedies and benefits of Lender with respect to such Mortgaged Property under applicable law.
      (c)   Within  thirty  (30)  days after  such
funding, the original Title Policy with respect to the related Mortgaged Property, together with all endorsements thereto, if any.
      (d) A Certificate or Certificates evidencing UCC searches conducted not before twenty-five (25) days prior to the related Request for Advance with "bring down" certificates, if requested by Lender, dated as of the date of funding of such Mortgage Loan Advance, in the state and county in which the related Mortgaged Property is located and reflecting no Liens affecting each related Mortgaged
Property or the applicable Mortgage Borrower (with respect to tax liens or Liens on any of such Mortgaged Property), other than any Permitted
Encumbrances.

      Section 4.5.   Post-Advance Review and Approval.
Following the  making  of any Mortgage Loan Advance,
Lender shall have a period of thirty (30) days in which to review the Mortgage Loan Submission Package and all other documents and items submitted to Lender  under  this  Article IV in
connection  with  the related Mortgage  Loan,  and to formally accept or reject  such Mortgage Loan  in  Lender's  sole and absolute
discretion.   If  any  such Mortgage  Loan is not
expressly accepted or rejected (including, without limitation, if Lender requests additional information in connection therewith) by written notice delivered by Lender to Borrower by 5:00 p.m. (Dallas, Texas time) on the last Business Day of the applicable Post-Funding
Approval Period, such Mortgage Loan shall be deemed approved by Lender. Any notice of rejection pursuant to the immediately preceding sentence shall contain an explanation of why such Mortgage Loan was rejected as Collateral. The delivery of a notice of rejection pursuant to this Section 4.5 shall constitute an event requiring mandatory redemption pursuant to Section 3.6.

      Section  4.6.   No Waiver.  No Mortgage Loan
Advance shall (a) constitute a waiver of any condition precedent to the obligation of Lender to make any further Mortgage Loan
Advances or (b) preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default.


                        ARTICLE V

             REPRESENTATIONS AND WARRANTIES

      To induce Lender to make the Loan, Borrower represents and warrants to Lender that:

      Section  5.1.   Existence and Power of Borrower.
Each ofBorrower and AMRESCO (a) is a corporation duly created, validly existing and in good standing under the laws of the state in which it was incorporated, and is or will be qualified and in good standing as a foreign corporation under the laws of each state where such qualification is necessary for such corporation to conduct its business; and (b) has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated to be conducted, except where the failure to have any such item would not have a Material Adverse Effect on such corporation's business and financial condition.
     Section 5.2.   Authorization; Contravention.  The
execution, delivery and performance of this Agreement and the other Loan Documents to which Borrower or AMRESCO is or is to become a party, and the transactions contemplated hereby and thereby, (a) are within corporate powers of Borrower or AMRESCO, as applicable, (b) have been duly authorized by all necessary procedures on the part of Borrower or AMRESCO, as applicable, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable Legal
Requirements to which Borrower or AMRESCO is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or AMRESCO, (d) do not conflict with or result in any breach or contravention of any provision of the charter documents or articles of incorporation or bylaws of, or any other agreement or other instrument binding upon Borrower or AMRESCO, and (e) will not result in the creation or imposition of any Lien on any asset of Borrower or AMRESCO, except
Lender's Liens securing the Note.
      Section 5.3.   Enforceable Obligations.  This
Agreement and the other Loan Documents to which Borrower or AMRESCO is or is to become a party each constitute (or will constitute when executed) valid and binding obligations of Borrower or AMRESCO, as applicable, enforceable in accordance with their respective terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 5.4.   Financial and Other Information.

           (a)  The Current Financial Statements of
Borrower  and AMRESCO  that have been delivered to Lender
are true and  correct in all material respects as of the
date of such Current Financial Statements,  have  been
prepared in accordance  with  GAAP,  and fairly present
the financial condition of Borrower or AMRESCO, as
applicable, as of the date thereof, and the results of
operations for the period shown.
           (b)   Except  as disclosed in writing by
Borrower  or AMRESCO  to  Lender prior to the execution
and delivery  of  this Agreement, since September 30,
1994, there has been no change  in the  business,
financial condition or results of  operations  of
AMRESCO, Borrower or any other Subsidiary of AMRESCO
which  could result in a Material Adverse Effect.
          (c)  There are no contingent liabilities of
Borrower or AMRESCO  as  of  or  since  the date of  such
Current  Financial Statements  known  to  the  Authorized
Officers  of  Borrower  or AMRESCO that are required to
be noted (or otherwise reflected) on Borrower's or
AMRESCO's financial statements pursuant to GAAP but are
not disclosed in such Current Financial Statements.
           (d)   Attached hereto as Exhibit H is a true,
correct and complete copy of Borrower's most current Underwriting Policies and Procedural Manual (the "Underwriting
Manual"). Set forth  in  Schedule II is a true, correct and  complete copy  of Borrower's  most  current  underwriting
guidelines  for  specific property types   (the
"Underwriting  Criteria").    Both  the Underwriting  Manual  and
the Underwriting Criteria have been approved by Borrower and AMRESCO and shall not be amended, supplemented or otherwise modified without  the  prior  written consent of Lender, except to
correct typographical errors and  to make non-substantive
changes for the sake of clarity.
      Section  5.5.    Litigation.  There are no actions,
suits, investigations  or proceedings pending, or to  the
knowledge  of Borrower  or  AMRESCO, threatened against
or affecting,  AMRESCO, Borrower  or any other Subsidiary
of AMRESCO before any court  or arbitrator or any
governmental body, agency or official in  which there  is
a reasonable possibility of an adverse decision  which
could result in a Material Adverse Effect.
      Section  5.6.    ERISA.  (a)  Each Employee Plan
has  been maintained  and administered in substantial
compliance  with  the applicable requirements of the Code
and ERISA.  No circumstances exist  with respect to any
Employee Plan that could result  in  a Material Adverse
Effect.
           (b)   With  respect  to  each  Pension  Plan,
(i)  no accumulated   funding   deficiency   (within
the   meaning of Section  412(a) of the Code), whether waived or unwaived, exists; (ii)  the  present value of accrued benefits
(based on  the  most recent  actuarial valuation prepared
for each such plan, if  any, in  accordance  with
ongoing assumptions) does  not  exceed  the current
value  of plan assets allocable to such  benefits  by  a
material amount; (iii) no reportable event (within the
meaning of Section  4043  of  ERISA)  other  than
purchases  and  sales  of securities  from  a  plan
trustee as  reported  in  the  audited financial
statements  of  such  plan  has  occurred;
(iv)     no uncorrected  prohibited  transactions  (within  the
meaning    of Section  4975  of  the Code) exist which could  have  a material adverse  effect on AMRESCO, Borrower or any
other  Subsidiary  of AMRESCO;  (v)  to  the extent such
plan is covered  by  PBGC,  no material liability to the
PBGC exists and no circumstances  exist that   could
reasonably be expected to result in any such liability; and (vi) no material withdrawal liability
(within the meaning of Section 4201(a) of ERISA) exists and no circumstances exist that could reasonably be expected to result in any such liability.

           (c)   As of the date hereof, none of AMRESCO,
Borrower or any other Subsidiary of AMRESCO has any obligation under any Employee Plan to provide post-employment health care benefits to any of its current or former employees, except as may be required by Section
4980B of the Code.

      Section  5.7.   Taxes and Filing of Tax Returns.
Borrower has filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by Borrower, to the extent the same have become due and payable, other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect.
Borrower has no knowledge of any proposed Tax assessment against Borrower other than Taxes to become due in the normal course of business, and all Tax liabilities of Borrower are adequately provided for. No income tax liability of Borrower has been asserted by the Internal Revenue Service for Taxes in excess of those already paid, the payment of which would have a Material Adverse Effect.

      Section 5.8.   Ownership of Assets.  Borrower has
good  and indefeasible title to all of its properties
reflected on its most current  financial  statements
delivered to Lender.   Except  for Liens  permitted by
Section 8.6, there is no Lien on any property
of   Borrower,  and  the  execution,  delivery,
performance or observance of the Loan Documents will not require or result in the creation of any lien on any such property.

      Section 5.9.   Business; Compliance With Law.
Borrower has performed and abided by all obligations (a) required to be performed by it under any license, permit, order, authorization, grant, contract, agreement, or regulation to which Borrower is a party or by which Borrower or its assets are bound, and (b) which, if Borrower were to fail to perform or abide by, would have a Material Adverse Effect. The business and operations of Borrower have been and are being conducted in accordance with all Legal Requirements, other than violations which would not (either individually or collectively) have a Material Adverse Effect.

      Section 5.10.  Licenses, Permits.  Borrower
possesses  such valid  franchises,  licenses, permits, consents, authorizations, exemptions  and  orders  of  Governmental
Authorities   as are necessary to carry on its business as now being
conducted,  other than violations   which
would  not  (either  individually or collectively) have a Material Adverse
Effect.

      Section 5.11.  Full Disclosure.  All information
heretofore furnished by Borrower or any Affiliate of Borrower (or by any other Person on behalf of Borrower or any Affiliate of Borrower) to Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by or on behalf of Borrower or any Affiliate of Borrower to Lender will be, true and accurate in every material respect and is and shall be, to the best of the knowledge and belief of the party furnishing such information, without material omission. Borrower and each of its Affiliates have disclosed to Lender in writing any and all facts which might reasonably be expected to have a Material Adverse
Effect.

       Section   5.12.    Environmental  Matters.
Except for conditions,   circumstances  or  violations   that
would   not, individually or in the aggregate, have a
Material Adverse Effect, Borrower (a) does not know of any environmental condition or circumstance, such as the presence of any hazardous substance adversely affecting the properties or operation of AMRESCO, Borrower or any other Subsidiary of AMRESCO, (b) has not received any report of a violation by AMRESCO, Borrower or any other Subsidiary of AMRESCO of any Applicable Environmental Law, or (c) knows of no obligation that AMRESCO, Borrower or any other
Subsidiary of AMRESCO may have to remedy any violation of any Applicable Environmental Laws.

      Section  5.13.  Purpose of Credit.  Borrower will
use  the proceeds  of the Loan to fund the origination
and warehousing  of Mortgage  Loans.   No part of the
proceeds of the  Loan  will  be used,  directly or
indirectly, for a purpose which  violates  any Legal
Requirement, including without limitation, the
provisions of  Regulation U.  Borrower will not, directly
or indirectly, use any of the proceeds of the Loan for
the purpose of purchasing  or carrying,  or retiring any
Debt which was originally incurred  to purchase  or
carry, any "margin stock" as defined in  the  Margin
Regulations,  or  to  purchase or carry  any  "security
that  is publicly-held" within the meaning of Regulation
T of the Board of Governors  of  the Federal Reserve
System, or otherwise  take  or permit  any action which
would involve a violation of such Margin Regulations  or
any other regulation of such Board of  Governors. The
Loan is not secured, directly or indirectly, in whole or
in part,  by collateral that includes any "margin stock"
within  the meaning  of  the  Margin Regulations.
Borrower will  not  engage principally,  or  as  one  of
its important  activities,  in  the
business  of  extending credit for the purpose of
purchasing  or carrying  any  "margin stock" within the
meaning  of  the  Margin Regulations.
      Section 5.14.  Governmental Regulations.  Borrower
is  not subject to regulation under the Investment
Advisers Act of  1940, as  amended.   Borrower  is not
subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding
Company Act of 1935, as amended, any Margin Regulations or any other Legal Requirement which regulates the incurrence of Debt. Neither the obtaining by Borrower of the Loan nor the performance by Borrower or any of its Affiliates of any obligations or agreements contemplated in the Loan
Documents will violate any Legal Requirement.

      Section 5.15.  Indebtedness.  Borrower is not an
obligor on any Debt except to the extent permitted
pursuant to  Section 8.5.
       Section   5.16.    Insurance.   Borrower
maintains   with financially sound, responsible and
reputable insurance  companies or  associations  (or,  as
to workers' compensation  or  similar insurance, with an
insurance fund or by self-insurance authorized by  the
jurisdictions in which it operates) insurance concerning
its   properties   and  business  against  such
casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary for  the  same  or similar  businesses, and that complies
with the  requirements  of Section  7.7.   Borrower has
not received any notice from any insurer or its agent requiring any action with respect to any matter or cancelling or threatening to cancel any policy of insurance, and all requirements of all insurance policies have been satisfied.

      Section  5.17.   Solvency.  On the  Closing  Date
(a)  the aggregate fair market value of the assets of
each of Borrower and AMRESCO    exceeds    its
liabilities   (whether    contingent, subordinated,
unmatured, unliquidated, or otherwise), (b) each of Borrower and AMRESCO has sufficient cash flow to enable it to pay its Debts as they mature, and (c) each of Borrower and AMRESCO has a sufficient amount of capital to conduct its business as presently contemplated.

      Section  5.18.  Insider.  Neither Borrower nor  any
Person having  "control" (as that term is defined in 12
U.S.C 375b(9)(B) or  in regulations promulgated pursuant
thereto) of Borrower  is, or is   a   "related
interest"  of,  an  "executive  officer",
"director", or Person who "directly or indirectly, or acting through or in concert with one or more persons, owns, controls, or has the power to vote more than 10 percent of any class of voting securities" or other
"insider" (as those terms are defined in 12 U.S.C. 375b or in regulations promulgated pursuant thereto) of Lender, of a bank holding company of which Lender is a subsidiary, or of any subsidiary of a bank holding company of which Lender is a subsidiary, or of any bank at which Lender maintains a correspondent account, or, of any bank which maintains a correspondent account with Lender.

      Section  5.19.  Not a Foreign Person.  Borrower  is
not  a "foreign person" within the meaning of Sections
1445 and 7701 of the Code (i.e. Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 5.20.  Principal Office, Etc.  The principal
office, chief executive office and principal place of business of Borrower, and the place where Borrower maintains its principal records and books, is and shall remain at Borrower's address for notice as specified in this Agreement.
      Section  5.21.   Inducement to Lender.  The
representations and warranties contained in the Loan Documents are made by Borrower as an inducement to Lender to make the Loan. Borrower understands that Lender is relying on such representations and warranties and that each and all of such representations and warranties shall survive the execution and delivery of the Loan Documents and the consummation of the Loan, and any bankruptcy proceedings involving Borrower or any of its Affiliates, and shall continue in full force and effect until the Obligations have been paid and performed in full.

      Section 5.22.  No Default.  Neither a Default nor
an  Event of Default has occurred or is continuing.

      Section  5.23.  Fiscal Year.  The Fiscal Year  of
each of AMRESCO, Borrower and every other Subsidiary of AMRESCO is January 1 through December 31.
     ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES
              RELATED TO THE MORTGAGE LOANS

      Borrower hereby confirms to Lender, with respect to each Mortgage Loan pledged as Collateral for the Loan that the following representations and warranties are and shall be true and correct:

      Section  6.1.   No Prior Liens.  Neither the
Mortgage, the Mortgage Note nor any Mortgage Loan Document related to such Mortgage Loan have been transferred, assigned or pledged other than pursuant to the terms of this Agreement, and Borrower has good and marketable title to such Mortgage Loan, and is the sole owner and holder thereof free and clear of any and all liens, claims, encumbrances, participation interests, pledges, charges, or security interests of any nature, other than Lender's
Liens.

      Section  6.2.    Authority.  Borrower has  full
right  and authority  to pledge, assign and transfer such Mortgage
Loan to Lender, and no consent or approval of any Governmental Authority or any other Person is necessary to effect such pledge, assignment and transfer.

     Section 6.3.   No Cross-Collateralization; Whole
Loan. Such Mortgage Loan (a) is not cross-collateralized with mortgaged properties other than the related Mortgaged Property and/or the Mortgaged
Property(ies) securing one or more additional  Mortgage
Loans, the Mortgage Borrower(s) of which are Affiliates of the Mortgage Borrower for such Mortgage Loan, (b) contains no equity participation by Borrower and (c) is a whole loan and not a participation in a loan.
The Mortgaged Property does not serve as collateral for any indebtedness other than such Mortgage Loan and/or such additional Mortgage Loan(s).

      Section 6.4. Compliance With Lending Laws. Such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Any and all other requirements of
any   federal,  state  or  local  law,  including,
without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan were complied with as of the date of origination of such Mortgage Loan.

     Section 6.5.   Mortgage Lending Practices.  The
origination, servicing and collection practices used by
Borrower and  Servicer with  respect  to such Mortgage
Loan have met and currently  meet customary standards
utilized by institutional mortgage lenders in their
commercial mortgage origination and servicing business.
      Section  6.6.    Origination, Underwriting  and
Servicing.Such  Mortgage Loan was originated and underwritten  by
Borrower and  is being serviced by Servicer or a sub-
servicer approved  by Lender,  and Servicer or such
approved sub-servicer has been  the sole  servicer  of
the Mortgage Loan from its origination.   With regard  to
such Mortgage Loan, the underwriting, origination, servicing, record-keeping, escrow and collection practices used by Borrower, Servicer and their Affiliates, correspondents and/or sub-servicers are and have been in compliance with all Legal Requirements and have been consistent with customary practices utilized by institutional mortgage lenders in the commercial mortgage loan origination and servicing business. All Escrowed Funds required to be paid under the related Mortgage, if any, to the mortgagee have been or will be deposited into Servicing Accounts in accordance with Section 3.7(e), and there exist no material deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

      Section  6.7.    Mortgage  Loan  Submission
Package. (a) Borrower has delivered to Lender a complete Request for Advance and Mortgage Loan Submission Package related to such Mortgage Loan as required by Section 4.2, (b) the information set forth in the Request for Advance and Mortgage Loan Submission Package with respect to such Mortgage Loan is true and correct in all material respects as of the date such Mortgage Loan is pledged as Collateral, and (c) the conditions set forth in Section 3.2 have been and remain satisfied with respect to such Mortgage Loan.

      Section  6.8.   No Future Advances.  The proceeds
of such Mortgage Loan have been fully disbursed and, other than any applicable Holdback Amount, there is no requirement for future advances thereunder.

      Section  6.9.   Due Execution and Delivery;
Enforceability. Each of the related Mortgage Note, Mortgage Loan Documents and other agreements executed in connection therewith is genuine, has been  duly  authorized,
executed and delivered  by  the  parties thereto  and  is
the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as  such  enforcement  may be limited by bankruptcy,
insolvency, reorganization or other similar laws
affecting creditors'  rights generally,  or by general
principles of equity, and there is no offset, defense, counterclaim or right to rescission with respect to such Mortgage
Note,  Mortgage  Loan  Documents  or   other agreements.
       Section  6.10.   Assignment  of  Mortgage.   The
related Collateral Assignment of Notes and Liens and Transfer of Note and Liens constitute the legal, valid and binding pledge and assignment of, and grant of a security interest in, such Mortgage Loan and the related Mortgage Loan Documents from Borrower to Lender.

     Section 6.11.  Mortgage as First Lien.  The related
Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage, except for Permitted
Encumbrances.

      Section  6.12.  No Modification or Release.   None
of the related Mortgage Loan Documents have been waived, modified, altered, satisfied, canceled or subordinated in any respect or rescinded by Borrower, Servicer or any sub-servicer, and the related Mortgaged Property has not been released from the lien or other encumbrance of the related Mortgage, nor has the Mortgage Borrower been released from its obligations under any Mortgage
Loan Document, in whole or in any part, nor has any guarantor been released from any related guaranty, in a manner which materially interferes with the rights, interests, remedies or benefits intended to be provided by the Mortgage Loan Documents or the use, enjoyment, value or marketability of the Mortgaged
Property, nor has any instrument been executed that would effect any such cancellation, subordination, rescission or release.
      Section  6.13.  Taxes and Assessments.  As of  the
closing date of such Mortgage Loan and with respect to any period thereafter, all Taxes and governmental assessments that have become due and owing in respect of, and affect, the related Mortgaged
Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

      Section  6.14.  Escrowed Funds.  All Escrowed
Funds which have been required under the related Mortgage and Mortgage Loan Documents are in the possession, or under the control, of Borrower or Servicer, and there are no deficiencies in connection therewith.
      Section 6.15.  No Advances.  Borrower has not,
directly or indirectly, advanced funds, or received any advance of funds by a party other than the applicable
Mortgage Borrower, for the payment of any amount required by the related Mortgage Note or the related
Mortgage.

      Section 6.16.  Loan-to-Value Ratio.  The ratio of
(a)  the outstanding principal balance of such Mortgage
Loan, to  (b)  the value  of the related Mortgaged
Property as shown on the related Appraisal does not exceed 0.75 to 1.00 or, in the case of any Mortgaged
Property which is a "flex-space" industrial  building,
0.65 to 1.00.

      Section  6.17.  Debt Service Coverage Ratio.  The
ratio  of (a)  the  monthly  Underwriting NOI from  the  related
Mortgaged Property, to (b) the monthly Mortgage Loan Debt
Service for such Mortgage Loan is equal to or greater than 1.25 to 1.00.

      Section 6.18. No Mechanics Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the Title Policy.

      Section  6.19.   No  Protrusions or Encroachments;
Zoning. None of the Improvements which were included for the purpose of determining the appraised value of the related Mortgaged Property lies outside of the boundaries and building restriction lines of such Mortgaged
Property and there are no encroachments onto such Mortgaged Property which are not insured against by the Title Policy. The Mortgaged Property complies with all applicable zoning laws and ordinances.

      Section  6.20.   Assignment of Rents.  As
applicable, the grantor under the related Mortgage is the owner and holder of the landlord's interest under any lease for use and occupancy of all or any portion of the related
Mortgaged Property. The related Mortgage provides for an assignment of all rents under such leases and the appointment of a receiver for rents upon the occurrence of a default (as defined in such Mortgage) or allows the mortgagee to enter into possession to collect the rents upon the occurrence of such a default. Neither
Borrower nor the Mortgage Borrower has made any assignments of the landlord's interest in any such lease or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any such lease, except any related assignment of leases, rents and profits given in favor of Borrower in connection with the origination of such Mortgage Loan.

      Section 6.21.  Title Policy.  Borrower has received and
has delivered  to  Borrower the Title Policy  with  respect
to  such Mortgage Loan.  No claims have been made under the
Title  Policy, and neither Borrower nor any prior holder of
the related Mortgage has  done  or  omitted  to  do anything which  would  impair  the coverage of the Title Policy.
     Section 6.22.  Insurance.  The related Mortgaged Property
is adequately insured  by  a  fire and  extended  perils  insurance policy,  providing coverage against loss or damage  sustained  by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending  a  strike,  civil commotion,  aircraft,
vehicles  and smoke,  and  against  other  risks  insured
against  by  persons operating  like  properties  in the
locality  of  such  Mortgaged Property,  in  an  amount not
less than the amount  necessary to avoid  the operation of any co-insurance provisions with respect to  such  Mortgaged  Property, and consistent in amount with Borrower's normal commercial mortgage lending activities as of the date of underwriting with respect to similar properties in the same locality. Each individual insurance policy with respect to such Mortgaged Property, including any flood insurance policy, in all respects conforms to the requirements of Section 7.7  and contains  a  standard
mortgagee clause naming  Borrower  as  loss payee.  All
premiums with respect to such insurance policies have been
paid  or,  if  required  under the  related  Mortgage  Loan
Documents,  sufficient funds have been escrowed for  the
payment thereof and neither Borrower nor Servicer have engaged in any act or  omission which would impair the coverage of any such policies or  the  benefits  of the mortgagee endorsement in
any material respect. Such insurance policies require prior notice to the insured of termination or cancellation, and no such notice
has been  received.   The  related  Mortgage  obligates  the
related Mortgage Borrower to maintain all such insurance and, at such Mortgage Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgage Borrower's cost and expense and to seek reimbursement therefor from such Mortgage Borrower.

      Section  6.23.  No Event of Default; No Cross-Default.   No
default  or event of default (as defined in the related
Mortgage Loan  Documents) has occurred and continued beyond
the expiration of any applicable cure period with respect to such Mortgage Loan, nor  has  any event occurred which, with the giving of notice orthe  passage of time or both, would constitute a default or event of default. No Person other than Borrower, as the holder of the related Mortgage Note, may declare such a default or  accelerate the  related indebtedness under any
such Mortgage Loan or related Mortgage Loan Documents.  Other than in connection with the crosscollateralization  of  one
or  more  Mortgage  Loans  with  such Mortgage  Loan  in
accordance with Section 6.3,  no   default  or
event of default under any indebtedness other than such Mortgage Loan will constitute a default or event of default under such Mortgage Loan.

      Section 6.24. Fee Estate. Except in the case of a ground lease approved pursuant to Section 4.2(c) as a Pre-Approval Condition, the related Mortgaged Property consists of a fee estate in real property and improvements located on the Mortgaged Property.

      Section 6.25. Monthly Payments. The monthly payments on such Mortgage Loan are due and payable as, and are based upon the amortization schedule set forth in, the related Mortgage Loan Submission Package. As of the date such Mortgage Loan is pledged as Collateral, payments on such Mortgage Loan are not delinquent. There has been no delinquency of more than thirty (30) days in any monthly payment, or portion thereof, by the Mortgage Borrower thereunder since origination.

      Section 6.26. No Damage or Condemnation Proceedings. The related Mortgaged Property is in good repair and is free of damage and waste which would have a material adverse effect upon the appraised value or projected net operating income of such Mortgaged Property, and there is no proceeding pending for the total or partial condemnation or taking by eminent domain thereof.

      Section 6.27. Rights and Remedies. The related Mortgage contains customary and enforceable provisions such as to render the substantive rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, foreclosure by trustee's sale, (b) where permitted by law, non-judicial foreclosure by power of sale and/or (c) judicial foreclosure, and there is no relief currently available to the Mortgage Borrower which would interfere with the right to so foreclose.

     Section 6.28. No Other Security. The related Mortgage Note is not, and has not been, secured by any collateral except the lien of the related Mortgage and the security interest of any applicable related security documents assigned pursuant to the Collateral Assignment of Notes and Liens and the related Transfer of Note and Liens.

      Section 6.29. Trustee Under Deeds of Trust. In the event that the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are, or will become, payable by Borrower to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgage Borrower.

      Section 6.30. Environmental Audit. Borrower has obtained an ESA; and neither Borrower nor Servicer nor, to their knowledge, the Mortgage Borrower have received notification from any Governmental Authority pursuant to any Applicable Environmental Laws, including any such notice regarding hazardous materials on or from the Mortgaged Property. To the best of Borrower's knowledge after diligent investigation, all representations and warranties made in the applicable Environmental Indemnity are true and correct as of the date such Mortgage Loan is pledged as Collateral.

       Section 6.31. Separate Tax Assessment. The related Mortgaged Property is, or will be, assessed separate and apart from any other property for local property tax purposes and the Mortgage Borrower receives, or shall receive, a tax bill clearly identifying the property tax owing on such Mortgaged Property.
       Section 6.32. Compliance With Laws; Certificate of Occupancy; Zoning. In the related Mortgage Loan Documents the related Mortgage Borrower has covenanted, at a minimum, that it will comply with all Mortgaged Property Legal Requirements a breach of which would materially and adversely affect the ability to use the improvements on the Mortgaged Property for the purposes for which they were designed or intended. At the origination of such Mortgage Loan, a true and correct copy of a certificate of occupancy and evidence of compliance with all zoning ordinances and regulations were obtained by Borrower.
Neither Borrower nor, to Borrower's knowledge, the Mortgage Borrower has received notification from any Governmental
Authority that the Mortgaged Property does not comply with applicable zoning and use laws or any other Mortgaged Property Legal Requirements.

     Section 6.33. No Substandard Loans. Such Mortgage Loan has not been subject to any financial accounting penalty or reserve requirement by Borrower, Servicer or any of their respective accountants or any regulatory authority.

      Section 6.34. Mortgage Loan Documents. To the best of Borrower's knowledge after diligent investigation, as of the date such Mortgage Loan is pledged as Collateral, the related Mortgage Borrower has fully performed all obligations which are required to be performed as of such date under the related Mortgage Loan Documents. Such Mortgage Loan Documents do not contain any substantive variations from the forms thereof delivered to and approved by Lender as a condition to the closing of the Loan. Such Mortgage Loan Documents have not been terminated, modified or amended by any party thereto, except for written modifications delivered to Lender prior to or on the date such Mortgage Loan is pledged as Collateral. If the Mortgage Loan provides that the interest rate thereon may be adjusted, all of the terms of the Mortgage Note and the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the unpaid principal balance are enforceable, all such adjustments have been correctly made in accordance with the terms of the related Mortgage Note and Mortgage and such adjustments will not affect the priority of the lien of the Mortgage.

      Section 6.35. Appraisals. The Appraisal of the related Mortgaged Property submitted to Borrower has been ordered pursuant to and conforms with all Legal Requirements applicable to Lender and the Loan, including but not limited to, all applicable regulations promulgated under FIRREA.


                            ARTICLE VII

                       AFFIRMATIVE COVENANTS

      Borrower covenants and agrees that, so long as any of the Obligations remain unpaid:

      Section 7.1. Information From Borrower. Borrower will deliver, or cause to be delivered, the following items to Lender:

           (a) As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of Borrower and AMRESCO, (i) a consolidating and consolidated balance sheet (including a statement showing contingent liabilities) of AMRESCO and its Subsidiaries (including Borrower) as of the end of such Fiscal Year and related statements of income  and  sources and uses of cash for such Fiscal  Year,  and
(ii) a balance sheet (including a statement showing contingent liabilities) of Borrower and related statements of income and sources and uses of cash for such Fiscal year, setting forth in each case in comparative form the figures for the previous Fiscal Year, together with, in each case, any supporting schedules or documentation required by Lender and which may be customary in transactions that, in Lender's opinion, are comparable to the Loan, all reported by AMRESCO in accordance with GAAP and audited by Deloitte & Touche (or its successors) or other independent public accountants reasonably acceptable to Lender.
           (b) As soon as available and in any event within forty-five (45) days after the end of each calendar quarter, (i) a consolidating and consolidated balance sheet (including a statement showing contingent liabilities) of AMRESCO and its Subsidiaries (including Borrower) and related statements of income and sources and uses of cash as of the end of such quarter and year-to-date, and (ii) a balance sheet (including a statement showing contingent liabilities) of Borrower and related statements of income and sources and uses of cash as of the end of such quarter and year-to-date, together with, in each case, any supporting schedules or documentation required by Lender and which may be customary in transactions that, in Lender's opinion, are comparable to the Loan. Such financial statements shall be prepared in conformity with GAAP, except that certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP may be condensed or omitted provided that the disclosures made are adequate to make the information presented not misleading, and GAAP shall be applied on a basis consistent with the financial statements referred to in Section 7.1(a).

           (c) Simultaneously with the delivery of each set of financial statements referred to in Sections 7.1(a) and (b), a certificate (a "Compliance Certificate") of an Authorized Officer of each of AMRESCO or Borrower, as applicable, setting forth in reasonable detail the calculations required to establish whether Borrower and AMRESCO were in compliance with the requirements of Sections 8.1 through and including Section 8.3, on the date of such financial statements, and stating, to the best of such Authorized Officer's knowledge and belief, whether or not such financial statements fairly reflect the financial condition of AMRESCO and its Subsidiaries and Borrower and results of AMRESCO's and its Subsidiaries' and Borrower's operations as of the date of the delivery of such financial statements, subject to year-end adjustments, if applicable.

          (d) Promptly after the filing thereof, a true, correct and complete copy of each Form 10-K and Form 10-Q and each other report filed by or on behalf of AMRESCO with the SEC.

            (e) Immediately upon any Authorized Officer of Borrower or AMRESCO becoming aware of the occurrence of any Default, a certificate of an Authorized Officer of Borrower or AMRESCO setting forth the details thereof and the action which Borrower or AMRESCO is taking or proposes to take with respect thereto, all in form and substance satisfactory to Lender.

           (f) Prompt notification of (i) any change in the financial condition of AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO which could result in a Material Adverse Effect, (ii) the occurrence of any acceleration of the maturity of any indebtedness owing by AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO, or any default under any indenture, mortgage agreement, contract or other instrument to which AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO is a party or by which AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO is bound, if such default or acceleration might have a Material Adverse Effect, or (iii) any event or circumstance that has caused or could cause any Mortgage Loan to become subject to mandatory redemption pursuant to Section 3.6.
           (g) Promptly upon making any modification to either the Underwriting Manual or the Underwriting Criteria permitted under Section 5.4(d), Borrower shall deliver to Lender a true, correct and complete copy of the modified Underwriting Manual and/or the modified Underwriting Criteria. In the event of any inconsistency between the Underwriting Manual and the Underwriting Criteria, the Underwriting Criteria shall control.

           (h) Promptly upon receipt of any notice, statement or report prepared and/or delivered by or to Borrower or AMRESCO pursuant to any Hedge Agreement, including, without limitation, weekly "mark-to-market" reports, monthly reports summarizing the current market value and market value sensitivity of all assets and hedges to changes in interest rates, and authorization letters, Borrower shall deliver a true and correct copy of same to Lender.

           (i) From time to time such additional information regarding the financial condition or business of AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO or any Mortgage Borrower as Lender may request, and in form and substance satisfactory to Lender.

      Section 7.2. Interest Rate Protection. Borrower shall obtain and maintain in effect at all times through the Maturity Date one or more Hedge Agreements with respect to each outstanding Mortgage Loan, other than one (a) on which interest is accruing at a variable rate that fluctuates daily, or (b) for which Borrower has obtained an irrevocable written commitment to purchase such Mortgage Loan. All such Hedge Agreements shall be executed between Borrower and a Person satisfactory to Lender and shall otherwise be in form and substance satisfactory to Lender. All such Hedge Agreements and all transactions consummated thereunder shall be on prudent and appropriate terms under the circumstances then prevailing. Borrower acknowledges that any and all Hedge Agreements obtained at any time by Borrower pursuant to this Section 7.2 have been assigned to Lender pursuant to Section 3.4.

     Section 7.3. Ordering of Appraisals. Borrower will obtain an Appraisal from an Independent Appraiser with respect to each Mortgage Loan pursuant to and in conformance with all Legal
Requirements applicable to Lender and the Loan, including, without limitation, all applicable regulations promulgated under FIRREA.

      Section 7.4. Inspection and Audit of Books and Records. Borrower, AMRESCO and Servicer shall keep accurate books and records in accordance with GAAP in which full, true and correct entries shall be promptly made with respect to the Collateral and the business and operations of Borrower, AMRESCO and Servicer. Borrower, AMRESCO and Servicer will permit, and will cause each sub-servicer of any Mortgage Loan to permit any officer, employee or agent of Lender to visit and inspect their respective offices, examine their respective books, records and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrower, AMRESCO and Servicer with the respective officers, accountants and auditors of Borrower, AMRESCO and Servicer, all at such reasonable times and as often as Lender may desire, all at the expense of Borrower.
      Section 7.5. Inspections and Audits of Mortgage Loan Files. Lender shall be entitled to conduct or have conducted an audit, inspection or other examination of all or such portion of the Mortgage Loans as Lender may deem appropriate in its sole and absolute discretion, including, without limitation, any Mortgage Loan Documents related to the Mortgage Loans. In connection with any such examination, Borrower shall deliver to Lender or give Lender access to any or all underwriting information prepared by Borrower related to the Mortgage Loans, all files, records and reports in Borrower's or Servicer's possession or control related to the Mortgage Loans, and shall deliver or cause to be delivered to Lender such additional ESAs, title updates, Appraisals, surveys, or other matters related to the Mortgage Loans (including, without limitation, all collateral for the Mortgage Loans) as Lender shall request. Lender shall be entitled to make and take away copies of any such items reviewed by Lender. Borrower shall bear the expense of any such examination.

      Section 7.6. Inspection of Mortgaged Property. Borrower shall permit Lender and their respective agents and representatives, to enter upon the Mortgaged Property securing any Mortgage Loan for the purpose of inspection thereof (including without limitation any environmental inspections or audits of any Mortgaged Property) at any time, to the same extent as Borrower is permitted to do so pursuant to the terms and provisions of the Mortgage Loan Documents. Borrower shall bear the expense of any such inspection or audit. Any such inspection or audit, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for the Lender's protection only, and shall not constitute any assumption of responsibility with regard to the condition, construction, maintenance or operation of any Mortgaged Property nor approval by Lender of any certification given to Lender, nor relieve Borrower or any Affiliate of Borrower of any Obligations. Inspection not followed by notice of Default shall not constitute a waiver of any Default then existing, and any failure to inspect shall not constitute a waiver of any of the Lender's rights.

      Section 7.7. Maintenance of Insurance. Each of Borrower, AMRESCO and Servicer will at all times maintain or cause to be maintained insurance covering their respective risks as are customarily carried by businesses similarly situated including, without limitation, "all-risk," comprehensive general public liability and property damage insurance, and Fidelity Bonds covering Servicer and each sub-servicer of the Mortgage Loans. Each all-risk policy shall have loss payable clauses in favor of Lender, together with a standard mortgagee clause (without contribution) satisfactory to Lender. Comprehensive general liability insurance shall name Lender as "additional insured".

      All insurance policies shall be issued and maintained by insurers having a Best's rating of "A-XI" or better or otherwise selected from a list previously approved by Lender, in amounts, with deductibles, and in form and substance otherwise satisfactory to Lender, and shall have a provision giving Lender at least thirty (30) days' prior written notice of cancellation, non-renewal or change of coverage. Satisfactory certificates of insurance and, if requested by Lender, certified copies of all insurance policies, shall be delivered to Lender prior to the Closing Date, and corresponding certificates in connection with each renewal or substitute policy and, if requested by Lender, certified copies of each renewal or substitute policy shall thereafter be delivered to Lender with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. All premiums on policies required hereunder shall be paid as they become due and payable. Borrower shall furnish to Lender upon request at reasonable intervals a certificate or certificates from the respective insurer(s) setting forth the nature and extent of all insurance maintained by Borrower in accordance with the Loan Documents.

      Borrower shall comply or cause compliance at all times with the provisions of each Mortgage Loan Document related to the issuance and maintenance of insurance covering or applicable to any Mortgaged Property or any portion thereof.
      Section 7.8. Payment of Taxes, Impositions and Claims. Each of Borrower and AMRESCO shall pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits, and all Impositions not later than the due date thereof, or before any material penalty or interest may accrue thereon and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien on any of its assets; provided, however, payment of Taxes, Impositions or claims shall not be required  if and for so long as (i) the amount, applicability  or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices, and no part of the Collateral or any other property or assets of Borrower or AMRESCO is subject to levy or execution, (ii) each of Borrower and AMRESCO, as applicable and as required in accordance with GAAP, shall have set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate with respect thereto, and (iii) Borrower has notified Lender of such circumstances, in detail satisfactory to Lender, and, provided further, that Borrower or AMRESCO, as applicable, shall pay any such Tax, Imposition or claim if such contest is not successful and in any event prior to the commencement of any action to realize upon or foreclose any Lien against any part of the Collateral.
     Section 7.9. Compliance with Legal Requirements. Borrower and AMRESCO shall at all times comply with all Legal Requirements applicable to Borrower and AMRESCO, unless the failure to so comply alone or in the aggregate would not have a Material Adverse Effect.
      Section 7.10.  Existence, Franchises and Permits.  Each  of
Borrower, AMRESCO and Servicer shall do or cause to be done at all times all things necessary to maintain and preserve its existence under the laws of its jurisdiction of organization, and its qualification to do business and good standing in each other state in which such qualification is necessary or advisable, and shall preserve, protect, renew and extend any and all franchises, permits, licenses, privileges, concessions and other material rights and agreements that are or may be applicable from time to time to it.

        Section 7.11. Notice to Lender. Borrower and AMRESCO shall promptly notify Lender in writing of any of the following occurrences or events as the same become known to Borrower, specifying in each case the action Borrower has taken or caused to be taken, or proposes to take or cause to be taken, with respect thereto: (a) any material default or violation by Borrower or the account manager under any Hedge Agreement, including, without limitation, a failure to make any applicable margin or premium payment or to perform any other obligation attendant to transactions or positions in any purchase and sale of futures contract pursuant to such Hedge Agreement; (b) any material default or violation by Borrower or AMRESCO under any Legal Requirement (including, without limitation, any Servicing Agreement or Hedge Agreement); (c) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Lender which
(i) has been instituted against AMRESCO or Borrower, (ii) has been instituted against any other Subsidiary of AMRESCO and which is anticipated to have a Material Adverse Effect, (iii) to the knowledge of Borrower or AMRESCO, has been instituted against any of the Collateral, any Mortgaged Property or any Mortgage Borrower, (iv) to the knowledge of Borrower or AMRESCO, is threatened against AMRESCO or Borrower, (v) to the knowledge of Borrower or AMRESCO is threatened against any other Subsidiary of AMRESCO and which is anticipated to have a Material Adverse Effect, or (vi) to the knowledge of Borrower or AMRESCO is threatened against any of the Collateral, any Mortgaged Property or any Mortgage Borrower; (d) the occurrence of any material development in any occurrence in clauses (b)(i), (iii), (iv) or
(vi) immediately above that has been previously disclosed; (e) if requested by Lender, the occurrence of any material development in any occurrence in clauses (b)(ii) or (v) immediately above that has been previously disclosed; (f) any existing, pending or, to the best knowledge of Borrower, threatened investigation or inquiry by any Governmental Authority in connection with any Applicable Environmental Law related to any Mortgaged Property;
(g) any actual or threatened condemnation or other taking of any material portion of any Mortgaged Property, whether for a temporary or permanent use, or any negotiations with respect to any such taking, or any casualty loss of or substantial damage to any portion of such Mortgaged Property; (h) any notice received by Borrower or AMRESCO with respect to the cancellation, material adverse alteration or non-renewal of any insurance coverage maintained or required to be maintained with respect to Borrower or AMRESCO or any Mortgaged Property; (i) the occurrence of any event or existence of any condition which could result in a Material Adverse Effect; (j) the occurrence or existence of any event or circumstance that could cause any Mortgage Loan to be subject to mandatory redemption pursuant to Section 3.6; or (k) any notice given by or to Borrower under the terms and provisions of any of the Servicing Agreements or the Hedge Agreements.

      Section 7.12. Covenant Compliance. Each of Borrower and AMRESCO shall perform and comply with all covenants, obligations and agreements contained in this Agreement and the other Loan Documents on its part to be performed. Borrower shall enforce compliance by Servicer with all obligations and agreements under each Servicing Agreement to which Servicer is a party.
      Section 7.13. Quantity and Quality of Documents. All certificates, opinions, reports and documents to be delivered from time to time hereunder shall be in such number of counterparts as Lender may reasonably request and in form, substance and content reasonably acceptable to Lender.

      Section 7.14. Costs and Expenses. Borrower shall pay when due and shall hold Lender harmless from all costs and expenses in connection with the Loan (pre- and post-closing), including, without limitation, (a) all fees for filing or recording the Loan Documents; (b) all out-of-pocket costs and expenses incurred by Lender in connection with the Loan, including, without limitation, loan fees, title, hazard, liability and other insurance premiums, survey and appraisal fees, fees and commissions arising out of the actions of Borrower or any Affiliate of Borrower and lawfully due to brokers, salesmen, and agents in connection with the Loan or the Collateral, consultant fees, environmental inspection and audit fees, title endorsement and recording charges, travel expenses and reasonable fees and disbursements of legal counsel in connection with any Default or Event of Default and collection and other enforcement proceedings resulting therefrom (including, without limitation, those owing or to become owing in connection with the repossession, preservation, or foreclosure of any or all of the Collateral and/or any bankruptcy or other insolvency proceedings), fees of auditors and consultants incurred in connection therewith and investigation expenses incurred by Lender in connection therewith; (c) all fees and expenses of counsel to Lender and other outside experts and consultants, including but not limited to accountants, in connection with the negotiation, preparation, amendment, supplement, restatement, enforcement or defense of the Loan Documents; (d) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with the investigation, consummation, enforcement or defense of the transactions contemplated by this Agreement; and (e) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with its administration and monitoring of the Loan.
      Section 7.15. Additional Documents. Each of Borrower and AMRESCO shall execute and deliver or cause to be executed and delivered to Lender upon Lender's request such other and further instruments or documents as in the judgment of Lender may be required to better effectuate the transactions contemplated herein or to conform, create, evidence, perfect, preserve or maintain Lender's Liens or Lender's rights hereunder or under the other Loan Documents, and each of Borrower and AMRESCO shall do all such additional acts, give such assurances and execute such instruments as Lender may reasonably require to assure to Lender its rights under this Agreement.
      Section 7.16. Defense of Actions. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Collateral, or the respective rights and obligations of Lender, Borrower and/or its Affiliates pursuant to this Agreement or the other Loan Documents. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or actions, which expenses Borrower agrees to repay to Lender on demand.

      Section 7.17. Loan Participations; Pledge. (a) Lender shall have the right to sell the Obligations or an undivided ownership or participation in the Obligations to a federally insured financial institution or a foreign bank licensed to operate in the U.S. by the Board of Governors of the Federal Reserve System and to disclose in confidence such information regarding AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO and/or the Collateral as is necessary to effectuate any such sale (including, but not limited to, financial information); provided, however, that (i) Borrower shall be given five (5) Business Days prior written notice before such information is provided to a prospective purchaser or purchasers, such notice to identify all individuals and companies to whom the information is being provided, (ii) Lender shall retain in the aggregate at least a controlling interest (as defined in the applicable participation agreement) in the Obligations, unless otherwise consented to in writing by Borrower, provided that, Borrower's consent shall not be required during the continuance of a Default or Event of Default, and (iii) Lender shall notify Borrower of such sale within one (1) Business Day thereafter, provided that,
(A) such notification shall not be required during the continuance of a Default or Event of Default and (B) Lender's failure to so notify Borrower shall in no way affect or impair such sale. Borrower and AMRESCO shall execute, acknowledge and deliver any and all instruments requested by Lender in connection with such sale.
      (b) Pledge to Federal Reserve Banks. Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of the Note) to any of the twelve Federal Reserve Banks organized under 4 of the Federal Reserve Act, 12 U.S.C. 341.
     Section 7.18. Estoppel Certificate. Borrower shall deliver to Lender from time to time, promptly after a request therefor by Lender, an estoppel certificate, duly executed and acknowledged by Borrower and AMRESCO, substantially in the form attached hereto as Exhibit J; provided that after December 31, 1995, Borrower shall not be obligated to deliver such a certificate more than five (5) times in any twelve month period. If any of the statements in any such estoppel certificate are untrue, Borrower or AMRESCO, as applicable, shall, alternatively, specify the reasons therefor.
      Section 7.19. Disclaimer of Loan Extension. Borrower acknowledges and agrees that except as specifically set forth in
Section 2.18, Lender has not made any commitments, either express or implied, to extend the term of the Loan.


                           ARTICLE VIII

                        NEGATIVE COVENANTS

      Borrower covenants and agrees that so long as any of the Obligations remain unpaid:

     Section 8.1. Minimum Liquidity. Borrower shall not permit the sum of its cash and Permitted Investments at any time to be less than $500,000. AMRESCO shall not permit the sum of its cash and Permitted Investments at any time to be less than $10,000,000.

      Section 8.2. Total Liabilities to Tangible Net Worth. AMRESCO shall not permit the ratio of (a) Consolidated Total Liabilities (excluding, however, any Debt owing by AMRESCO to Lender pursuant to that certain Investment Loan Agreement dated January 20, 1995) to (b) Consolidated Tangible Net Worth to exceed 1.25:1.00 at any time.

      Section 8.3. Minimum Tangible Net Worth. Borrower shall at all times maintain a Tangible Net Worth equal to or exceeding
$3,000,000.

      Section 8.4. Limitation on Sale of Properties. Borrower shall not sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, assets or business, whether now owned or hereafter acquired, except for the conveyance of Mortgage Loans in the ordinary course of business in connection with disposition of whole Mortgage Loans as contemplated in Section 3.5.

      Section  8.5.    Limitation on Debt.   Borrower  shall  not
create, incur, assume or suffer to exist any Debt except for Permitted Debt.

      Section 8.6. Limitations on Liens. Borrower shall not create, incur, assume or suffer to exist any Lien upon any of its assets, except for (a) Lender's Liens or any other lien or security interest in favor of Lender, and (b) Liens in favor of lenders other than Lender covering assets of Borrower other than the Mortgage Loans and the Collateral and securing one or more additional mortgage warehousing lines of credit in the aggregate amount of up to $25,000,000.

     Section 8.7. Consolidations, Mergers, Sales of Assets, and Maintenance. Borrower shall not (a) consolidate or merge with or into any other Person without the prior written consent of Lender, (b) sell, lease, abandon or otherwise transfer all or any material part of its assets to any Person, in one or a series of related transactions, except in connection with a disposition of whole Mortgage Loans as contemplated in Section 3.5,
(c) terminate, or fail to maintain, its corporate existence or qualification in the State of Texas, and any other applicable jurisdiction where the business of Borrower requires such qualification, or (d) terminate, or fail to maintain, its good standing and qualification to transact business in all jurisdictions where the failure to maintain its good standing or qualification to transact business could have a Material Adverse Effect on its financial condition or operations.

     Section 8.8. Investments. After the date hereof, Borrower shall not make, directly or indirectly, any loans, advances, extensions of credit or capital contributions to, or make any investment in, or purchase any stock or securities of, or interests in, any Person, including, without limitation, any shareholder or Affiliate of Borrower, except for Permitted Investments.

      Section 8.9. Limitation on Distributions. Borrower shall not make or declare any Distributions after the occurrence of a Default. Prior to the occurrence of a Default, Borrower shall not, without the prior written consent of Lender, make any Distributions which after giving effect thereto would cause Borrower to be in violation of any negative covenant in this
Article VIII.

      Section 8.10. Identity and Place of Business. Borrower shall not cause or permit any change to be made in its name unless Borrower shall have notified Lender of such change prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting Lender's Liens in the Collateral. The principal place of business and chief executive office of Borrower and AMRESCO, and the place where Borrower and AMRESCO keep the books and records concerning the Collateral has been and will continue to be (unless Borrower notifies Lender of any change in writing prior to the date of such change) the address of Borrower set forth in Section 10.2 of this Agreement, or in the case of books and records concerning the Collateral, the principal place of business and chief executive office of Servicer which is 5310 Harvest Hill, Suite 210, Dallas, Texas 75230.

      Section 8.11. Limitation on Contingent Liabilities. Other than Permitted Debt, Borrower shall not create, incur, assume or suffer to exist any Guarantees, whether arising by contract or applicable law.

      Section 8.12. Transactions with Affiliates. Other than payment by Borrower of amounts due AMRESCO in connection with a reasonable allocation of overhead, Borrower shall not engage in any transaction with any Affiliate of Borrower unless such transaction is generally as favorable to Borrower or such Affiliate as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.
     Section 8.13.  Employee Plans.
           (a) Borrower and AMRESCO shall, and shall cause each member of its Controlled Group (as that term is defined in the Code) to, maintain and administer any Employee Plan in accordance with the applicable requirements of the Code and ERISA. Neither Borrower nor AMRESCO shall permit or suffer to exist any circumstances with respect to any Employee Plan that could have a material adverse effect on AMRESCO, Borrower or any other Subsidiary of AMRESCO.

          (b) With respect to any Pension Plan, none of AMRESCO, Borrower or any other Subsidiary of AMRESCO shall (i) permit any accumulated funding deficiency (within the meaning of
Section 412(a) of the Code), whether waived or unwaived, to exist; (ii) permit the present value of accrued benefits (based on the most recent actuarial valuation prepared for each such plan, if any, in accordance with ongoing actuarial assumptions) to exceed the current value of plan assets allocable to such benefits by a material amount; (iii) permit any reportable event (within the meaning of Section 4043 of ERISA) to occur, other than purchases and sales of securities from a plan trustee as reported in the audited financial statements of such plan;
(iv) permit a prohibited transaction (within the meaning of Section 4975 of the Code) to occur which has or could have a material adverse effect on AMRESCO, Borrower or any other Subsidiary of AMRESCO; (v) incur any material liability to the PBGC; or (vi) incur any material withdrawal liability (within the meaning of Section 4201(a) of ERISA).

           (c) None of AMRESCO, Borrower or any other Subsidiary of AMRESCO shall incur a material obligation to provide post-employment health care benefits to any of its current or former employees, except as may be required by Section 4980B of the Code or otherwise required by law.

      Section 8.14. Use Violations. Borrower shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any of its properties in any manner which (a) violates any Legal Requirement unless such violation would not have a Material Adverse Effect, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance, (d) makes void, voidable or cancelable any insurance then in force with respect thereto or (e) makes void, voidable, or cancelable any governmental permit.

      Section 8.15. Exceptions to Covenants. Neither Borrower nor any Affiliate of Borrower shall take or permit to be taken any action or fail to take any action which is permitted by any of the covenants contained in this Agreement if such action or omission would result in the breach of any other covenant contained in this Agreement.

      Section 8.16. Fiscal Year and Accounting Methods. None of AMRESCO, Borrower, Servicer or any other Subsidiary of AMRESCO will change its Fiscal Year or its method of accounting (other than changes with respect to which the independent public accountants of AMRESCO, Borrower, Servicer or such other Subsidiary of AMRESCO have determined are required by GAAP).

      Section 8.17. Governmental Regulations. Borrower will not conduct its business in such a way that it will become subject to regulation under the Investment Advisers Act of 1940, the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other laws, rules or regulations which regulate the incurrence of Debt.
                            ARTICLE IX

                       DEFAULTS AND REMEDIES

      Section 9.1. Events of Default. The term "Event of Default" as used in this Agreement, shall mean any one of the following:
           (a) The failure of Borrower to pay when due, any principal of or interest on the Note, or any fees, charges or any other amounts payable to Lender hereunder or under the Note or any other Loan Documents, including, without limitation, the Commitment Fee;
           (b) The failure, refusal or neglect of Borrower or AMRESCO to observe, perform or comply with any covenant, agreement or obligation on its part to be observed, performed or complied with and contained in Section 3.8 or in Article VIII, other than Sections 8.12, 8.13, and 8.14;
           (c) The failure, refusal or neglect of Borrower or AMRESCO to observe, perform or comply with any covenant, agreement or obligation contained in this Agreement, or any of the other Loan Documents [other than those covered by Sections 9.1(a) and (b)] and the continuation of such failure, refusal or neglect for fifteen (15) days after written notice thereof has been given to Borrower or AMRESCO, as applicable, by Lender or a representative of Lender;

           (d) Any representation, warranty, certification or statement made by Borrower or AMRESCO in this Agreement, by Servicer in any Servicing Agreement or by Borrower or any other Person on behalf of any such entities in any Loan Document, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been untrue in any material respect when made or deemed to have been made;

           (e)   The  occurrence of any event or condition  which
(i) results in the acceleration of the maturity of any Debt of Borrower or AMRESCO, or (ii) constitutes a default (beyond the expiration or any applicable notice and cure period if provided for pursuant to the terms of such Debt) under any Debt of Borrower or AMRESCO, of which such Person has received written notice and, in the case of any such default other than a monetary default, such notice contains a notice of intention to accelerate;

           (f) The filing or commencement by AMRESCO, Borrower or, if it could have a Material Adverse Effect, any other Subsidiary of AMRESCO of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or AMRESCO, Borrower or, if it could have a Material Adverse Effect, any other Subsidiary of AMRESCO shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;
           (g) The filing or commencement of an involuntary case or other proceeding against AMRESCO, Borrower or, if it could have a Material Adverse Effect, any other Subsidiary of AMRESCO seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against AMRESCO, Borrower or, if it could have a Material Adverse Effect, any other Subsidiary of AMRESCO under the federal bankruptcy laws as now or hereafter in effect;

           (h) The liquidation, termination or dissolution of AMRESCO, Borrower or, if it could have a Material Adverse Effect, any other Subsidiary of AMRESCO;

          (i) One or more judgments or orders for the payment of money aggregating in excess of $500,000 in the case of AMRESCO, $100,000 in the case of Borrower, or $5,000,000 in the case of any other Subsidiary of AMRESCO shall be rendered against AMRESCO, Borrower or such other Subsidiary of AMRESCO and such judgment or order (i) shall continue unsatisfied and unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of thirty (30) days or (ii) is not fully paid and satisfied at least ten (10) days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order;

           (j) The occurrence of any sale, lease, conveyance, assignment or transfer of all or any part of the Collateral or of any beneficial interest in Borrower whether by operation of law or otherwise, other than in connection with a disposition of whole Mortgage Loans with respect to which Lender has received a paydown of the Loan as required in Section 3.5, or any other transaction whereby the Loan is paid down in an amount equal to the proceeds of the sale, lease, conveyance or transfer;

           (k) Lender's Liens with respect to the Collateral, or any part thereof, shall not constitute first and prior liens and/or security interests;

           (l) The execution, filing or recordation by Borrower or any Affiliate of Borrower, without the express consent and joinder of Lender, of any certificate or instrument which has the effect, or is intended by Borrower or any such Affiliate of Borrower to have the effect, of limiting the amount of indebtedness that may be secured by the Collateral, or any portion thereof, except as may otherwise be required of Borrower or any such Affiliate of Borrower under applicable law;

           (m) The occurrence of any breach, default or event of default under (i) any Servicing Agreement or (ii) any Hedge Agreement, including, without limitation, a failure to make any applicable margin or premium payment or to perform any other obligation attendant to transactions or positions in any purchase and sale of futures contract pursuant to such Hedge Agreement; or

           (n) If Borrower shall cease to be a wholly-owned Subsidiary of AMRESCO, or if Borrower shall make any changes in its basic business (or in the description of its basic business as set forth in its articles of incorporation), or in any four
(4) of the following officers without the prior written consent of Lender: Robert H. Lutz, Jr., Robert L. Adair III, Barry L. Edwards, Ronald B. Kirkland, and Michael N. Maberry.
      It is understood and agreed by Borrower that any of the foregoing "Events of Default" shall constitute an Event of Default under each of the Loan Documents, and that such "Events of Default" are cumulative and in addition to any default or events of default contained in any of the other Loan Documents, and that in the event of any discrepancy or inconsistency between any Event of Default hereunder and any default or event of default contained in any other Loan Document, the description of the Event of Default stated herein shall control.
     Section 9.2. Remedies. Upon the occurrence of an Event of Default, Lender, and acting by or through agents, trustees or otherwise, without notice (including, without limitation, notice of default, notice of intent to accelerate or of acceleration) except for any notice that is expressly required herein, and without demand, presentment, protest or action of any nature whatsoever all of which are hereby waived, and in addition to any other provision of this Agreement or any other Loan Document, may exercise any or all of the following rights, remedies and recourses:
      (a) Declare the unpaid principal balance of the Note, the accrued and unpaid interest thereon and any other accrued but unpaid portion of the Obligations to be immediately due and payable, without notice (expressly including, but not limited to, notice of default, notice of intent to accelerate or of acceleration), except for any notice that is expressly required by the terms of this Agreement, presentment, protest, demand or action of any nature whatsoever, each of which is hereby expressly waived by Borrower, whereupon the same shall become immediately due and payable. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Loan Document, upon the occurrence of an Event of Default described in
Section 9.1(e) or Section 9.1(f), the entire unpaid principal balance of the Note, and all accrued, unpaid interest thereon shall automatically be accelerated and immediately be due and payable in full, without notice (expressly including, without limitation, notice of default, intent to accelerate or of acceleration), presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by Borrower; provided, however, that if accelerated automatically pursuant to this sentence, the Note and all such indebtedness may be reinstated at the option of Lender;

     (b)  Terminate the Loan Commitment;

     (c) Take exclusive possession of the Collateral or any part thereof and of all books, records and accounts relating thereto. If Borrower and/or any Affiliate of Borrower remains in possession of all or any part of the Collateral after an Event of Default occurs and is continuing and without Lender's prior written consent thereto, Lender may invoke any and all legal remedies to dispossess Borrower and/or any Affiliate of Borrower, including specifically one or more actions for declaratory or injunctive relief, forcible entry and detainer, trespass to try title and writ of restriction. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Collateral or any part thereof after an Event of Default occurs than would have existed in the absence of such sentence;

      (d) Sell or offer for sale the Collateral, or any part thereof, in such portions, order and parcels as Lender may determine, with or without having first taken possession of same, in accordance with the provisions of the applicable Loan Documents and applicable Legal Requirements;

      (e) Make application to a court of competent jurisdiction, as a matter of strict right and, except as otherwise provided by applicable law, without notice to Borrower or any Affiliate of Borrower or without regard to the adequacy of the Collateral for the payment of the Obligations, for the appointment of a receiver of the Collateral, or any part thereof, and, to the extent permitted by applicable law, Borrower and each Affiliate of Borrower does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain, sell, dispose and otherwise operate the Collateral, or any part thereof, upon such terms that may be approved by the court, and shall apply all proceeds from such operation of the Collateral in accordance with the provisions of Section 9.11 hereof; and

      (f) Exercise any and all other rights, remedies and recourses granted hereunder or under the other Loan Documents or otherwise now or hereafter existing in equity, at law, by virtue of statute or otherwise.

      Section 9.3. Separate Sales. The Collateral may be sold in one or more parcels or blocks and in such manner and order as Lender, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 9.4.   Rights of Setoff.

     (a) Borrower hereby expressly grants to Lender the right of setoff, against all deposits and other sums at any time held or credited by or due from Lender to Borrower as provided in this
Section 9.4. Accordingly, upon the occurrence and during the continuance of any Default or Event of Default, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, at its option, without notice or demand and without liability, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held, and other indebtedness at any time owing, by Lender to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing under this Agreement, the Note and the other Loan Documents, in such order and manner as Lender may determine in its sole discretion, regardless of whether Lender shall have made any demand under this Agreement or the Note and although such Obligations may be unmatured. Borrower hereby expressly understands and agrees that to the maximum extent permitted by law, the funds in any account maintained with Lender may be set off against the Obligations as if (solely for purposes of setoff) all the Obligations were owed to Lender, or as if all such accounts were maintained with Lender.

       (b) In addition to the foregoing, Borrower hereby authorizes Lender, in Lender's discretion at any time after the occurrence and during the continuance of an Event of Default, to:
(i) withdraw, collect and receipt for any and all funds on deposit in or payable on any account of Borrower maintained with Lender; (ii) endorse, on behalf of the owner of any such account, the name of such owner upon any checks, drafts or other instruments payable to such owner evidencing payment on such account; (iii) surrender or present for notation or withdrawal the passbook certificate or other instruments or documents issued in connection with any such account, all such documents and instruments to be issued to and retained in the possession of Lender; and (iv) apply the funds in any such account to the Obligations in the manner provided in this Agreement. Borrower shall execute and deliver to Lender such documents, instruments, certificates, agreements and financing statements as Lender shall request with respect to any account and the funds therein, and Lender shall be entitled to file of record any such financing statements.

       (c) Borrower agrees, to the fullest extent it may effectively do so under applicable law, that Lender and any participant may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such participant were a direct creditor of Borrower in the amount of such participation.

      (d) All rights, titles, interests, liens and remedies of Lender under this Section 9.4 are cumulative of each other and of every other right, title, interest, lien or remedy which Lender may otherwise have hereunder or under any of the other Loan Documents or at law or in equity (including, without limitation, the rights of setoff of Lender with respect to the funds in any accounts or under any other contract or other writing for the enforcement of the assignment and security interest herein), and the exercise of one or more rights or remedies shall not prejudice, waive or impair the concurrent or subsequent exercise of other rights or remedies.
       Section   9.5.     Remedies  Cumulative,  Concurrent   and
Non-Exclusive. Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or in equity (including specifically those granted by the UCC in effect and applicable to the Collateral, or any portion thereof) and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower and/or any Affiliate of Borrower, or any others obligated under the Note or the other Loan Documents, or against any of the Collateral or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as the occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, non-exclusive.

     Section 9.6. No Conditions Precedent to Exercise Remedies. Borrower and each other Person hereafter obligated for payment or fulfillment of all or any part of the Obligations shall not, except as otherwise provided by applicable law, be relieved of such obligation by reason of (a) the failure of a trustee to comply with any request of Borrower, or of any other Person so obligated to foreclose Lender's Liens or to enforce any provisions of the Loan Documents, (b) the release, regardless of consideration, of any Person obligated with respect to the
Obligations,  or  of the Collateral or any part thereof,  or  the addition of any other property to the Collateral, (c) any agreement or stipulation between any subsequent owner of the Collateral and Lender extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Borrower, or such other Person, and in such event, Borrower, any Affiliate of Borrower and all such other Persons shall continue to be liable to make payments in accordance with the terms of any such extension or modification agreement unless expressly released and discharged in writing by Lender, and (d) any other act or occurrence, save and except the complete payment of the Obligations. Borrower waives any right to require Lender to proceed against any other Person, exhaust any Collateral, or pursue any other remedy in Lender's power. All dealings between Borrower, its Affiliates and Lender, whether or not resulting in the creation of the Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all the Obligations shall have been paid in full, Borrower waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Lender. Borrower authorizes Lender, without notice or demand and without any reservation of rights against Borrower or any Affiliate of Borrower and without affecting liability hereunder or on the Obligations, from time to time, to
(i) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any other Person that may be obligated with respect to any or all of the Obligations or Collateral; (ii) take and hold any other property as collateral, other than the Collateral, for the payment of any or all of the Obligations, and exchange, enforce, waive, and release any or all of the Collateral or other property; and (iii) after the occurrence of an Event of Default, apply the Collateral or other property and direct the order or manner of sale thereof in accordance with the terms of this Agreement and the other Loan Documents.
      Section 9.7. Release of and Resort to Collateral. The release or substitution of all or any part of the Collateral, regardless of consideration, shall not in any way impair, affect, subordinate, or release Lender's Liens or their status as first and prior Liens (except for the Permitted Encumbrances) in and to any remaining Collateral. For payment and performance of the Obligations, Lender may resort to any other security therefor held by a trustee in such order and manner as Lender may elect.

      Section 9.8. Waivers. To the full extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Borrower or any
Affiliate of Borrower by virtue of any present or future law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, evaluation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) except as specifically provided for herein, all notices of any Default or Event of Default or of any election by any trustee or Lender to exercise any right, remedy or recourse provided for under the Loan Documents or of the actual exercise of any such right, remedy or recourse, (c) any right to a marshalling of assets with respect to the Loan or any of the Collateral or any Debt of Borrower or any Affiliate of Borrower, or a sale in inverse order of alienation and (d) except as specifically provided for herein, any and all right to receive demand, grace, notice, presentment for payment, protest, notice of intention to accelerate the Obligations or notice of acceleration of the Obligations.

      Section  9.9.    Discontinuance of  Proceedings.   In  case
Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right to do so and, in such event, Borrower, each Affiliate of Borrower and Lender shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Collateral and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked. No failure or delay by Lender in exercising any right, power or privilege hereunder or under the Note or any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     Section 9.10.  Power of Attorney.
     (a) Borrower hereby irrevocably appoints Lender as the true and lawful attorney of Borrower with full power of substitution for, and on behalf of Borrower, and in its name, upon the request and instruction of Borrower and in any event after the occurrence and during the continuance of an Event of Default (or prior to the occurrence of any Event of Default if Lender is acting pursuant to the provisions of Section 10.10), to take any action to preserve, maintain, protect or enforce the rights and interests of Borrower with respect to the Collateral, including, without limitation, to (i) endorse any Mortgage Loans or assign or convey any other Collateral to Lender or to any other Person,
(ii) endorse and deliver to any Person any check, instrument or other paper coming into the actual or constructive possession of Lender and representing payment made in respect of any Mortgage Loans or in respect of any other Collateral, (iii) prepare, complete, execute, deliver and record any assignment or transfer of any Mortgage Loan to Lender or to any other Person, (iv) endorse and deliver any promissory note, and do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Loans to Lender or to any other Person; (v) enforce, cure any default or otherwise act with respect to any leases, sales contracts, management or marketing contracts, Mortgage Loan Documents, Servicing Agreements, Hedge Agreements, Loan Documents or any other agreements pertaining to or affecting any of the Collateral or any Mortgaged Property, (vi) take all such action and to execute all such documents as Lender deems necessary or desirable to operate or preserve or protect any of the Collateral or any Mortgaged Property, (vii) sue for, demand or collect any sums owing to Borrower or any Affiliate of Borrower under any leases, Mortgage Loan Documents or other agreements pertaining to or affecting any of the Collateral or any Mortgaged Property,
(viii) notify any Mortgage Borrower or other Person party to a Mortgage Loan Document or any other agreement pertaining to or affecting any of the Collateral or any Mortgaged Property of Lender's rights hereunder and under the other Loan Documents,
(ix) commence, prosecute, negotiate, compromise, settle, discontinue, defend, or otherwise dispose of any action or proceeding relating to the obligations of any Mortgage Borrower or other Person party to a Mortgage Loan Document or any other agreement pertaining to or affecting any of the Collateral or any Mortgaged Property, including, without limitation, the institution of foreclosure proceedings under the Mortgage Loan Documents, and (x) execute on behalf of Borrower and in
Borrower's name any documentation appropriate to effect any of the foregoing.

      (b) The power so vested in Lender under this Section 9.10 is one coupled with an interest and shall be irrevocable, so long as any of the Obligations remain unpaid. Notwithstanding the foregoing, Lender shall be under no obligation to exercise any of the foregoing rights or take any action necessary to preserve any right in any asset subject to the Lender's Liens against any other Person, and Lender, to the extent permitted herein or by applicable law, may exercise any of the foregoing rights without incurring any responsibility or liability to Borrower or any other Person and without in any way affecting the Obligations or any other obligations of Borrower or any Affiliate of Borrower to Lender. Borrower shall reimburse Lender upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees and collection costs, that Lender may incur while acting as the attorney-in-fact of Borrower as provided hereunder, all of which costs and expenses shall be included in the Obligations.
       (c) This Section 9.10 shall be liberally, not restrictively, construed so as to give the greatest latitude to Lender's power, as attorney-in-fact, to collect, sell, and deliver any of the Mortgage Loans and all other documents relating thereto. The powers and authorities herein conferred on Lender may be exercised by Lender through any Person who, at the time of the execution of a particular instrument, is an officer of Lender. The power of attorney conferred by this Section 9.10 shall be effective only upon the occurrence of an Event of Default (or prior to the occurrence of any Event of Default if Lender is acting pursuant to the provisions of Section 10.10) and is granted for valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or the Loan Commitment is outstanding. All Persons dealing with Lender, or any officer thereof acting pursuant hereto, or any substitute, shall be fully protected in treating the powers and authorities conferred by this Section 9.10 as existing and continuing in full force and effect until advised by Lender that the Obligations have been fully and finally paid and satisfied and the Loan Commitment has been terminated.

      Section 9.11. Application of Proceeds After Default. All payments on the Loan received by Lender during the existence of a Default or an Event of Default (unless otherwise elected by Lender), and the proceeds of any sale or disposition of, and all proceeds generated by the holding, leasing, operation or other use of, the Collateral, or any part thereof, during the existence of an Event of Default and upon the exercise of Lender's rights and remedies hereunder or under any of the other Loan Documents, shall be applied by Lender or the applicable trustee or receiver, if one is appointed, to the extent that funds are so available therefrom, in the following order of priority:

          (a) First, to the payment of the costs and expenses of taking possession of the Collateral and holding, using, repairing, improving or selling the same, including without limitation (i) reasonable trustee's and receiver's fees, court costs, attorneys' and accountants' fees, (ii) costs of advertisement and (iii) the payment of any and all Impositions and amounts secured by any Liens equal or superior to Lender's Liens.

           (b) Second, to the payment of all amounts and Obligations, other than the unpaid principal balance of the Note and accrued unpaid interest thereon, due to Lender under the Loan Documents, and any advances made by Lender to effect performance of any unperformed obligations of Borrower or any Affiliate of Borrower under any of the Loan Documents, together with any accrued interest thereon if and as provided in the Loan Documents.

           (c) Third, to the payment of any and all accrued and unpaid interest due on the Loan.

           (d) Fourth, to the payment of the unpaid principal balance of the Note in such order and manner as Lender shall determine in its sole discretion.

          (e) Fifth, to the extent known by Lender and permitted by law, to the payment of any indebtedness or obligation secured by Liens against the Collateral which are subordinate to Lender's Liens.
           (f)  Sixth, to Borrower, or such other Person entitled
to the same.
      Section 9.12. Failure to Give Notice and/or Cure. If any provision of this Agreement or any other Loan Document provides for Lender to give to Borrower or any Affiliate of Borrower any notice and/or cure period regarding a Default, then if Lender shall fail to give such notice to Borrower or any Affiliate of Borrower as provided, the sole and exclusive remedy of Borrower or any Affiliate of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such Default in the manner and during the period of time permitted by this Agreement or the applicable Loan Document, if any, and neither Borrower nor any Affiliate of Borrower shall have any right to damages or any other type of relief against Lender not herein specifically set forth, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.


                             ARTICLE X

                           MISCELLANEOUS

      Section 10.1. Continuing Agreement. This is a continuing Agreement and all the rights, powers and remedies of Lender hereunder and all agreements and obligations of Borrower and Lender hereunder, shall continue to exist until the Obligations are paid in full.

      Section 10.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing), except for any telephone notices as specifically provided for herein. Unless specifically provided to the contrary, all such notices, requests and other communications may be personally served, sent by telecopier (in which case receipt must be confirmed in writing and by telephone), or sent by certified or registered mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service. Any such notice, request or other communication shall be deemed given and received (a) if given by personal service, upon receipt; (b) if sent by telex or telecopier and confirmed in writing and by telephone, upon receipt; (c) if sent by certified or registered mail, upon the earlier of (i) actual receipt, or
(ii) two (2) Business Days after deposit in a depository of the United States Postal Service, postage prepaid, return receipt requested; (d) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, upon the earlier of
(i) actual receipt or (ii) twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid, and properly addressed to Borrower or Lender, as the case may be. In the event any such notice, request or other communication is sent by two or more of such methods, the same shall be deemed given and received on the earliest applicable date as provided in the immediately preceding sentence. For purposes hereof, the address of the parties to this Agreement shall be as follows:

     Borrower:           AMRESCO Capital Corporation
                         1845 Woodall Rodgers Freeway Suite 1700
                         Dallas, Texas  75201 Attention: Mike
                         Maberry Telecopy No. (214) 953-7977

     With a copy to:          AMRESCO, Inc.
                         1845 Woodall Rodgers Freeway Suite 1700
                         Dallas, Texas  75201 Attention: General
                         Counsel Telecopy No. (214) 953-7757

     AMRESCO:            AMRESCO, Inc.
                         1845 Woodall Rodgers Freeway Suite 1700
                         Dallas, Texas  75201
Attention: Chief Financial Officer Telecopy No. (214) 969-5478

                    Lender: NationsBank  of   Texas, N.A.
                         901 Main Street, 51st Floor
                         Dallas, Texas  75202
                          Attention:  Ruth Gavlick,  Real  Estate
                         Loan Administration
                         Telecopy No. (214) 508-1571

     With a copy to:     Jackson & Walker, L.L.P.
                         901 Main Street
                         Suite 6000
                         Dallas, Texas  75202
                         Attention:  Michael P. Haggerty, Esq.
                         Telecopy No. (214) 953-5822

Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it. The provisions of this Section 10.2 shall control over any conflicting contractual notice provisions contained in the Loan Documents. However, notwithstanding anything to the contrary implied or expressed in this Section 10.2, the notice requirements herein (including the method, timing or deemed giving of any notice) are not intended to and shall not be deemed to increase the number of days or to modify the method of notice or to otherwise supplement or affect the requirements for any notice required or sent pursuant to any Legal Requirement (including, without limitation, any applicable statutory requirement applicable to foreclosures under a power of sale or any other matter).

       Section 10.3. Indemnification. (a) Borrower shall indemnify, hold harmless and defend, at Borrower's own cost and expense, Lender, any Person deemed to control Lender, and each of their respective directors, officers, agents, attorneys, employees and Affiliates from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, deficiencies, interest, judgments, costs and expenses (including, without limitation, all court costs and all reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding, whether or not Lender shall be designated a party thereto) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred at any time and from time to time (expressly including, without limitation, those arising out of any of their negligence), arising out of or by reason of any of the following: (i) all costs and expenses referenced in Section 7.14; (ii) all Taxes imposed by reason of the execution and delivery of this Agreement or the Note, to the extent Borrower is responsible therefor pursuant to Section 2.16; (iii) any claim, investigation, litigation or other proceeding brought or threatened against Lender including, without limitation, (A) any claim or proceeding brought by any Mortgage Borrower or any Affiliate thereof against Borrower based upon any act or omission by Borrower, (B) any use effected or proposed to be effected by Borrower of the proceeds of the Loan (excluding, however, in the case of any use of proceeds consistent with Borrower's representations, warranties and covenants in this Agreement, any such proceeding related to any regulatory matter affecting Lender) and (C) any claim made by any broker or any party or parties for a brokerage commission, finder's fee or other like payment in connection with the Loan or any funding of a Mortgage Loan Advance (to the extent such fee arises out of the actions of Borrower or any Affiliate of Borrower); (iv) any representation made by Borrower or any Affiliate of Borrower hereunder or under any of the other Loan Documents; (v) any failure on the part of Borrower to perform its obligations under any Servicing Agreement or Hedge Agreement, or any action taken by Lender pursuant to
Section 3.4(d); or (vi) any acts performed by Lender in the lawful exercise of its rights and remedies hereunder or under any of the Loan Documents, including, without limitation, pursuant to the provisions of this Section 10.3, Section 10.10 or by reason of any other provision in the Loan Documents.

      (b) Notwithstanding the provisions of Section 10.3(a), nothing contained herein shall be construed as an agreement by Borrower to indemnify and hold Lender, any Person deemed to control Lender or any of their respective officers, directors, employees, agents or Affiliates harmless from or against any losses, claims, damages, liabilities, costs or expenses arising out of the gross negligence or willful misconduct of Lender, or any of their respective officers, directors, employees, attorneys, agents or Affiliates, if such gross negligence or willful misconduct directly causes or results in the harm or loss that would otherwise be indemnified (it being the express intention of the parties hereto that Lender and its officers, directors, employees, agents and Affiliates shall be indemnified from the consequences of its or their negligence).

      (c) The provisions of this Section 10.3 are cumulative of all other provisions in the Loan Documents regarding indemnification of Lender and payment of costs and expenses by Borrower. All sums paid by Lender pursuant to this Section 10.3 or such other provision of the Loan Documents, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the interest rate from time to time in effect with respect to the Note, shall constitute additions to the Obligations, shall be secured by the Liens created by the Loan Documents and shall be paid by Borrower to Lender upon demand.

      (d) If a claim by a third party is made against Lender for which Borrower has indemnified Lender, and if Lender seeks indemnity from Borrower with respect thereto, then Borrower, at its option, may assume (with legal counsel acceptable to Lender), the defense of any lawsuit or other proceeding in connection with such claim, and may assert any defense of Borrower, Lender; provided, however, that Lender shall have the right, at their expense, to participate jointly with Borrower in the defense of any lawsuit or other proceeding in connection with such claim. In the event that Borrower elects to undertake the defense of any such claim, Lender shall cooperate with Borrower to the extent reasonably possible in regard to all matters relating to such claim (including, without limitation, corrective actions required by applicable law, assertion of defenses and the determination, mitigation, negotiation and settlement of all amounts, costs, actions, penalties, damages and the like related thereto) so as to permit Borrower's management of same with regard to the amount payable by Borrower on account of its indemnity obligations.
     Section 10.4.  Amendments and Waivers; Consent to Deviation.
(a) Except as otherwise specifically provided in this Agreement, including, without limitation, Section 10.13, this Agreement and the other Loan Documents may only be amended by an instrument in writing executed jointly by Borrower and Lender and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.
      (b) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

      (c) No course of dealing nor any failure or delay by Lender, or any of its officers, directors, employees, agents, representatives, or attorneys with respect to exercising any Right of Lender under the Loan Documents shall operate as a waiver thereof, and any waiver will be effective only in the specific instance and for the specific purpose for which it is given.

      Section 10.5. Survival. All representations, warranties and covenants made by Borrower herein or in any certificate or other instrument delivered by it or on its behalf under the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents or the extension of the Loan (or any part thereof), regardless of any investigation made by or on behalf of Lender.

      Section 10.6. Prior Understandings; No Defenses; Release; No Oral Agreements. This Agreement supersedes all other prior understandings and agreements, whether written or not, between the parties hereto relating specifically to the transactions provided for herein. Borrower confirms that there are no existing defenses, claims, counterclaims or rights of offset against Lender in connection with the negotiation, preparation, execution, performance or any other matters related to this Agreement or any of the other Loan Documents executed as of the date hereof and any of the transactions contemplated thereby, and Borrower, for itself and on behalf of each Affiliate of Borrower, hereby expressly releases and discharges Lender and its officers and representatives, from any and all such claims, known or unknown. Borrower, for itself and on behalf of each Affiliate of Borrower, further confirms that Lender has not made any agreements with, or commitments or representations to, Borrower or any Affiliate of Borrower (either in writing or orally) other than as expressly stated herein or in the other Loan Documents executed as of the date hereof.

     THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

To the fullest extent applicable, Borrower, for itself and on behalf of each Affiliate of Borrower, and Lender acknowledge and agree that this Agreement and each of the other Loan Documents shall be subject to Section 26.02 of the Texas Business and Commerce Code.
     Section 10.7.  Limitation on Interest.
           (a) Notwithstanding anything herein or in the other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under the Note or any of the other Loan Documents, or any interest contracted for, collected or received by Lender, exceed the Maximum Lawful Rate.
           (b) Borrower and Lender acknowledge and agree that they intend for the Loan to be, and to the fullest extent possible the Loan shall be, subject to DIDMCA, and the interest on the Loan shall be calculated in accordance with Section 501 of DIDMCA, such that there will be no legal limitation on the amount or rate of interest that Lender may charge on amounts outstanding under the Loan. Borrower and Lender further agree that if DIDMCA does not apply to the Loan or any funds advanced hereunder, then
(i) the interest rate shall be limited to the Maximum Lawful Rate as herein provided and (ii) Borrower's sole remedies for any violation of any usury limitation shall be those set forth in the usury savings clauses herein and in the Note.
           (c) It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the Loan. If at any time a change in the Prime Rate or the Adjusted LIBOR Rate shall cause the rate of interest on the Loan to be limited to the Maximum Lawful Rate, the provisions of Section 2.12 shall apply. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of the Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law" as used herein shall mean the laws of the State of Texas, or DIDMCA or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this Section 10.7 shall control all agreements between Borrower and Lender.
      Section 10.8. Invalid Provisions. If any provision of the Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, the Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 10.9. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, provided that (a) Borrower shall not, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its rights, duties or obligations under any Loan Documents without the express written consent of Lender, which consent may be withheld in its sole and absolute discretion, and (b) Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its interest in the Loan as permitted under this Section 10.9 and Section 7.17.

      Section  10.10.  Lender's Right To Perform  Obligations  of
Borrower  and  Its Affiliates.  If Borrower or any  Affiliate  of
Borrower shall fail, refuse or neglect to make any payment or perform any act required to be paid or performed by it under the Loan Documents, then at any time thereafter, and without notice to or demand upon Borrower or any Affiliate of Borrower (provided, however, that prior to the occurrence of a Default, Lender shall give prior written notice to Borrower) and without waiving or releasing any other right, remedy or recourse Lender may have because of same, Lender may (but shall not be obligated
to) make such payment or perform such act for the account of and at the expense of Borrower or any Affiliate of Borrower, and shall have the right to take all such action with respect to any Collateral, as it may reasonably deem necessary or appropriate. If Lender shall elect to pay any sums due with respect to any Collateral, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, Lien, encumbrance or claim before making an advance for the purpose of preventing or removing the same.

      Section 10.11. Senior Debt. The indebtedness of Borrower hereunder and under the Note and all of the Obligations are intended to be and shall be senior to any other indebtedness of Borrower secured by a Lien on any portion of the Collateral (the foregoing shall not in any way imply Lender's consent to any such subordinate debt or Liens which are not otherwise permitted by this Agreement). The Note and any amounts advanced to Borrower thereunder or otherwise pursuant to the terms of this Agreement or any other Loan Document, shall never be in a position subordinate to any Debt of Borrower owing to any other Person, except with the knowledge and written consent of Lender.

     Section 10.12. Table of Contents and Captions. The captions in this Agreement and in the table of contents hereof are for convenience of reference only and shall not define, affect or limit any of the terms or provisions hereof.
     Section 10.13. Construction. The parties hereto acknowledge and agree that neither this Agreement nor any other Loan Document shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiations and preparation of this Agreement and the other Loan Documents.

     Section 10.14. Loan Documents. All documents, certificates, instruments and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and content satisfactory to Lender.

      Section 10.15. No Third Party Beneficiary. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

      Section 10.16. Borrower in Control. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to control, or be deemed to indicate that Lender is in control of, the business, properties, management functions or operating decisions made by Borrower or any of its Affiliates.

      Section 10.17. No Partnership, etc. The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or other special relationship with Borrower. Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Borrower and Lender or in any way make Lender a co-principal with Borrower or any of its Affiliates with respect to the Loan or any of the Collateral. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

      Section 10.18. Place of Payment; Forum. All indebtedness which may be owing at any time by Borrower to Lender or any of them shall be payable at the place designated in the Note or if no such designation is made, at the address of Lender stated at the end of this Agreement. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the City of Dallas, Texas, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Collateral is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Obligations. The parties hereto hereby agree and consent that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the City of Dallas, Texas, may be made by certified or registered mail, return receipt requested, directed to the appropriate party or parties at their respective addresses stated in Section 10.2, or at a subsequent address of which any party received actual notice from another party in accordance with this Agreement, and service so made shall be complete five
(5) days after the same shall have been so mailed.

      Section 10.19. Lender's Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole and absolute discretion of Lender, and Lender shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Lender's judgment. In any instance when the approval or consent of Lender is contemplated or required by the terms of this Agreement or any other Loan Document, unless otherwise specifically provided no such approval or consent shall be deemed to have been given, and such approval or consent shall be granted only if and to the extent set forth in a specific writing intended for that purpose and executed by an authorized representative of Lender.

      Section 10.20. Time of Essence. Time shall be of the essence in this Agreement with respect to all of Borrower's obligations hereunder.
       Section 10.21. Counterparts. This Agreement and all amendments hereto, and all the other Loan Documents, may be executed in any number of identical original counterparts, each of which when so executed and delivered shall be an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more counterparts and combined with signature pages from any other counterpart in order that one or more fully executed counterparts may be assembled.

      Section 10.22. Renewal, Extension or Rearrangement. All provisions of this Agreement and of the other Loan Documents shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by the Note.

     Section 10.23. APPLICABLE LAW. THIS AGREEMENT, THE NOTE AND ALL THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS RULES OF SUCH STATE, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES, RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES.

     Section 10.24. ARBITRATION.

           (a) ARBITRATION. ANY CONTROVERSY OR DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING WITHOUT LIMITATION ANY DISPUTE BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR DISPUTE TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF DALLAS, TEXAS, AND SHALL BE ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS. WITH RESPECT TO A CONTROVERSY OR DISPUTE IN WHICH THE AMOUNT AT ISSUE DOES NOT EXCEED $1,000,000 IN THE AGGREGATE, A SINGLE ARBITRATOR (WHO SHALL HAVE AUTHORITY TO RENDER A MAXIMUM AWARD OF $1,000,000, INCLUDING ALL DAMAGES OF ANY KIND AND COSTS, FEES AND THE LIKE) SHALL BE CHOSEN AND SHALL DECIDE SUCH CONTROVERSY OR DISPUTE. WITH RESPECT TO A CONTROVERSY OR DISPUTE IN WHICH THE AMOUNT AT ISSUE EXCEEDS $1,000,000 IN THE AGGREGATE, SUCH CONTROVERSY OR DISPUTE SHALL BE DECIDED BY A MAJORITY VOTE OF THREE ARBITRATORS. IN ALL ARBITRATION PROCEEDINGS IN WHICH THE AMOUNT AT ISSUE EXCEEDS $1,000,000 IN THE AGGREGATE, THE ARBITRATORS SHALL MAKE SPECIFIC, WRITTEN FINDINGS OF FACT AND CONCLUSIONS OF LAW IN THE AWARD.

           (c) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER (A) TO EXERCISE SELF-HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY OF THE COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON THE COLLATERAL, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT LENDER'S OPTION, FORECLOSURE UNDER ANY LOAN DOCUMENT MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE
EXERCISE OF A POWER OF SALE UNDER THE LOAN DOCUMENT OR BY JUDICIAL SALE UNDER THE LOAN DOCUMENT, OR BY JUDICIAL FORECLOSURE. NEITHER THE EXERCISE OF SELF-HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR
PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR DISPUTE OCCASIONING RESORT TO SUCH REMEDIES.

     Section 10.25. JURY TRIAL WAIVER. EACH OF BORROWER, AMRESCO AND LENDER, FOR ITSELF AND ANY OF ITS AFFILIATES, HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      Section 10.26. Revolving Loan. Borrower and Lender hereby agree that, except for Section 15.10(b) thereof, the provisions of Art. 5069-15.01 et seq. of the Revised Civil Statues of Texas, 1925, as amended (regulating certain revolving credit loans and revolving triparty accounts) shall not govern or in any manner apply to the Loan or the Loan Documents.

     Section 10.27. Inconsistent Provisions. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the other Loan Documents, the terms of this Agreement shall control.

     Section 10.28. Recourse Liability.  Borrower shall have full recourse  liability for the payment of the indebtedness evidenced by the Note and the performance of all obligations on its part to be  performed under this Agreement, the Note and the  other  Loan
Documents.   AMRESCO shall have full recourse liability  for  the
obligations set forth in Sections 3.6 and 3.8.
      IN  WITNESS  WHEREOF, the parties hereto have  caused  this
Agreement  to  be  duly  executed by their respective  authorized officers effective as of the Closing Date.
                         BORROWER:
                         AMRESCO   CAPITAL CORPORATION, a Texas corporation
                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________



                         AMRESCO:

                         AMRESCO,  INC.,  a  Delaware corporation


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________



                         LENDER:

                         NATIONSBANK OF TEXAS, N.A.,
                         a national banking association


                         By:_____________________________________

                         Name:___________________________________

                         Title:__________________________________